As filed with the Securities and Exchange Commission on June 25, 2025

Securities Act File No. 333-[___]

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

SEI EXCHANGE TRADED FUNDS

(Exact Name of Registrant as Specified in Charter)

SEI Investments Company

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-610-676-1000

David F. McCann, Esq.

SEI Investments Company One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copies to:

Timothy W. Levin, Esq.

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

John J. O'Brien, Esq.

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended. It is proposed that the filing will become effective on July 25, 2025 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of the SEI Liquid Alternative ETF, a series of the Registrant.

The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. In reliance upon such rule, no filing fee is being paid at this time.

SEI INSTITUTIONAL MANAGED TRUST

SIMT Liquid Alternative Fund

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Dear Shareholder:

We are writing to inform you about a transaction that will affect your investment in the SIMT Liquid Alternative Fund (the “Target Fund”).

You are receiving this combined Prospectus and Information Statement (the “Prospectus/Information Statement”) because you own shares in the Target Fund, a series of SEI Institutional Managed Trust, a Massachusetts voluntary association (commonly known as a business trust) (the “Target Trust”). We are pleased to inform you of the planned reorganization of the Target Fund, which is a mutual fund, with and into the SEI Liquid Alternative ETF (the “Acquiring Fund”), a newly-organized exchange-traded fund (“ETF”), which will be managed by SEI Investments Management Corporation (the “Adviser”). The Reorganization is currently expected to close immediately prior to the open of trading on the New York Stock Exchange on August 25, 2025 (the “Closing Date”). The Acquiring Fund will open for trading on August 25, 2025.

Pursuant to an Agreement and Plan of Reorganization (the “Plan”), the Target Fund will be reorganized with and into the Acquiring Fund, a newly created series of SEI Exchange Traded Funds (the “Acquiring Trust”), a Delaware statutory trust, that has the same investment objective, policies and restrictions, and substantially the same principal investment strategies, and the same investment adviser and sub-adviser, as the Target Fund (the “Reorganization”).

Target Fund		Acquiring Fund
SIMT Liquid Alternative Fund	→	SEI Liquid Alternative ETF

The Plan provides for the: (i) acquisition by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the property and other assets of the Target Fund, in exchange solely for (a) shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”), and (b) assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund; (ii) distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests, except as noted below, in complete liquidation of the Target Fund; and (iii) termination of the Target Fund as a series of the Target Trust as soon as practicable after the distribution. In addition, prior to the Reorganization, shareholders will receive cash equal to the net asset value of any fractional shares of the Target Fund held by the shareholder at such time. The Plan has been filed as Exhibit A to this Prospectus/Information Statement.

Importantly, in order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through an account (including, but not limited to a brokerage account, or an account held at an intermediary, platform or other custodian) that can accept shares of an ETF (the Acquiring Fund). However, if you hold your shares of the Target Fund through an account that cannot accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on [August 22, 2025] and you will receive cash equal in value to the net asset value (“NAV”) of your Target Fund shares. Such liquidation will result in a cash payment, which will be a taxable sale of shares for shareholders who hold such shares in a taxable account.

The Adviser believes that substantially all shareholders who hold shares of the Target Fund through SEI Private Trust Company will be able to participate in the Reorganization and thus become shareholders of the Acquiring Fund. However, if you hold shares of the Target Fund through another third-party financial intermediary or third-party platform, it is important for you to determine whether you hold your shares of the Target Fund in the type of account that can accommodate the ETF shares that will be received in the Reorganization.

Shareholder approval of the Reorganization is not required. Therefore, we are not asking you for a proxy, and you are requested not to send a proxy. Details regarding the terms of the Reorganization, and its potential benefits and costs to shareholders, are discussed in the combined Prospectus/Information Statement, which we urge you to review carefully. Please read this Prospectus/Information Statement and keep it for future reference.

We believe the Reorganization will result in multiple benefits for investors. After careful consideration, the Board of Trustees of the Target Trust and Acquiring Trust (the “Board”) has unanimously approved the Reorganization based on their determination that it is in the best interest of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. Expected benefits include:

1.	Lower Expenses: The Adviser expects that, following the Reorganization, the total annual contractual expenses of the Acquiring Fund will be lower than those of each share class of the Target Fund. Notwithstanding that the contractual management fee rate for the Acquiring Fund is higher than the contractual management fee rate of the Target Fund, the Acquiring Fund’s unitary management fee includes substantially all operating expenses of the Acquiring Fund, while the Target Fund’s contractual advisory fee does not. The following expenses are excluded from the Acquiring Fund’s unitary management fee and will be borne by the Acquiring Fund: the fees paid to the Adviser for advisory services, interest expenses, dividend and other expenses on securities sold short, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions (including brokerage commissions), acquired fund fees and expenses, fees and expenses of the Board, litigation expenses and any extraordinary expenses.

In addition, the proposed unitary fee for the Acquiring Fund will benefit shareholders because the Adviser will be obligated under the investment advisory agreement to pay substantially all of the Acquiring Fund’s ordinary operating expenses without any increase in the management fee. This obligation to bear fund expenses is part of the Acquiring Fund’s investment advisory agreement with the Adviser and, therefore, cannot be changed without approval of Acquiring Fund shareholders.

2.	Additional Trading Flexibility: Unlike shares of the Target Fund, which can only be purchased or sold once per day based on the Target Fund’s net asset value (“NAV”) determined as of 4:00 p.m. Eastern Time, shares of the Acquiring Fund can be purchased or sold on an exchange throughout the trading day based on market prices, which can give the Acquiring Fund’s stockholders more flexibility over their investment allocations.

3.	Increased Transparency: As a stockholder of the Acquiring Fund, you will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. The Target Fund does not provide full daily transparency into its underlying portfolio holdings.

4.	Continuity of Portfolio Management Team: The Acquiring Fund will have the same investment adviser, sub-adviser and portfolio managers as the Target Fund.

5.	Tax-Free Reorganization: The Reorganization is structured to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Shareholders of the Target Fund generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Reorganization (except with respect to cash received for fractional shares of the Target Fund, as explained in the Prospectus/Information Statement under “SUMMARY ‒ How will the Reorganization affect me as a shareholder?” on page 3.

After the Reorganization, former Target Fund shareholders will still be invested in a diversified, open-end fund that pursues the same investment objective, and applies substantially the same principal investment strategies and investment policies, but they will hold their shares of the Acquiring Fund, which will be an exchange-traded fund.

If you do not wish to participate in the Reorganization of the Target Fund, you can redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with doing so.

We encourage you to carefully review the enclosed materials, which explain the Reorganization in more detail. If you have any questions or need additional information, please contact the Target Trust by calling 1-800-DIAL-SEI or by writing to the Target Trust’s and Acquiring Trust’s distributor, SEI Investments Distribution Co. (the “Distributor” or “SIDCo.”), One Freedom Valley Drive, Oaks, Pennsylvania 19456.

By Order of the Board of Trustees,

/s/ Robert A. Nesher

President and Chief Executive Officer

PRELIMINARY COMBINED PROSPECTUS/INFORMATION STATEMENT

SUBJECT TO COMPLETION

The information in this Combined Prospectus/Information Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Prospectus/Information Statement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS/INFORMATION STATEMENT

Dated [Date], 2025

RELATING TO THE ACQUISITION OF THE ASSETS OF

SIMT Liquid Alternative Fund

BY AND IN EXCHANGE FOR SHARES OF

SEI Liquid Alternative ETF

This combined Prospectus and Information Statement (the “Prospectus/Information Statement”) is an information statement for the Target Fund (as defined below) and a prospectus for the Acquiring Fund (as defined below). The address of the Target Fund and Acquiring Fund is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The telephone number for the Target Fund and Acquiring Fund is 1-610-676-1000. This Prospectus/Information Statement was first mailed to shareholders of the Target Fund beginning on or about [July 28, 2025.] This Prospectus/Information Statement explains what you should know about the Reorganization and investing in the Acquiring Fund. You should read this document carefully and retain it for future reference.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE AN ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The terms and conditions of the Reorganization are further described in this Prospectus/Information Statement and are set forth in the form of Agreement and Plan of Reorganization (the “Plan”) attached hereto as Exhibit A.

With respect to the Target Fund, the Board of Trustees of the Trust (the “Board”) unanimously approved the proposed Reorganization and Plan and determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganization.

The Target Fund and the Acquiring Fund are each a series of a registered, open-end management investment company, although the Target Fund is a mutual fund while the Acquiring Fund will operate as an exchange-traded fund (“ETF”). The Acquiring Fund is a newly organized series of the Acquiring Trust and currently has no assets or liabilities. The Acquiring Fund was created specifically in connection with the Reorganization for the purpose of acquiring the assets and assuming the liabilities of the Target Fund and will not commence operations until the closing date of the Reorganization. The Target Fund will be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the Target Fund.

This Prospectus/Information Statement includes information about the Plan and the Acquiring Fund. The Reorganization would result in your investing in the Acquiring Fund. You should retain this Prospectus/Information Statement for future reference. Additional information about the Target Fund, the Acquiring Fund and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated into this Prospectus/Information Statement by reference:

●	The prospectus of the SIMT Liquid Alternative Fund, dated January 31, 2025, as supplemented and amended to date (File No. 811-04878; SEC Accession No. 0001104659-25-009560);

●	The statement of additional information of the SIMT Liquid Alternative Fund, dated January 31, 2025, as supplemented and amended to date (File No. 811-04878; SEC Accession No. 0001104659-25-009560);

●	Semi-Annual Report to shareholders of the SIMT Liquid Alternative Fund for the fiscal period ending March 31, 2025 (File No. 811-04878; SEC Accession No. 0001398344-25-011586);

●	Annual Report to shareholders of the SIMT Liquid Alternative Fund for the fiscal year ending September 30, 2024 (File No. 811-04878; SEC Accession No. 0001398344-24-023057); and

●	A statement of additional information dated [Date], relating to this Prospectus/Information Statement.

You may request a free copy of the statement of additional information relating to this Prospectus/Information Statement or the Target Fund’s Prospectus without charge by calling the Target Trust at 1-800-DIAL-SEI or by writing to the Target Trust’s and Acquiring Trust’s distributor, SEI Investments Distribution Co. (the “Distributor” or “SIDCo.”), One Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY

This is only a summary of certain information contained in this Prospectus/Information Statement. You should read the more complete information in the rest of this Prospectus/Information Statement and the Plan (which has been filed as an exhibit to the Acquiring Fund’s Registration Statement on Form N-14 of which this Prospectus/Information Statement is a part).

Why am I receiving a combined Prospectus/Information Statement?

You are receiving a combined Prospectus/Information Statement because you own shares of the Target Fund. It is proposed that the Target Fund, which is currently operated as a mutual fund, will be converted into an ETF through a Reorganization with and into the Acquiring Fund. The Acquiring Fund is a newly organized series of the Acquiring Trust and currently has no assets or liabilities. The Acquiring Fund was created specifically in connection with the Reorganization for the purpose of acquiring the assets and assuming the liabilities of the Target Fund and will not commence operations until the closing date of the Reorganization.

The Reorganization will be accomplished in accordance with the Plan. Among other things, the Plan provides for the: (i) acquisition by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the property and other assets of the Target Fund, in exchange solely for (a) shares of beneficial interest, no par value, of the Acquiring Fund, and (b) assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund; (ii) distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests, except as noted below, in complete liquidation of the Target Fund; and (iii) termination of the Target Fund as a series of the Target Trust as soon as practicable after the distribution.

Prior to the Reorganization, the share classes of the Target Fund will be consolidated into a single class of shares with the same aggregate NAV, using the lower expense ratio of Class Y shares. This share class consolidation is not expected to result in shareholders of either share class recognizing gain or loss for U.S. federal income tax purposes. Following such consolidation, but prior to the closing of the Reorganization, the Target Fund shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund’s transfer agent. The Acquiring Fund does not issue fractional shares. Such redemption will result in a cash payment, which will be a taxable sale of shares for shareholders who hold fractional shares in a taxable account. The Plan has been filed as Exhibit A to this Prospectus/Information Statement.

Importantly, in order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through an account (including, but not limited to a brokerage account, or an account held at an intermediary, platform or other custodian) that can accept shares of an ETF (the Acquiring Fund). However, if you hold your shares of the Target Fund through an account that cannot accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on [August 22, 2025] and you will receive cash equal in value to the net asset value (“NAV”) of your Target Fund shares. Such liquidation will result in a cash payment, which will be a taxable sale of shares for shareholders who hold such shares in a taxable account.

The Adviser believes that substantially all shareholders who hold shares of the Target Fund through SEI Private Trust Company will be able to participate in the Reorganization and thus become shareholders of the Acquiring Fund. However, if you hold shares of the Target Fund through another financial intermediary or third-party platform, it is important for you to determine whether you hold your shares of the Target Fund in the type of account that can accommodate the ETF shares that will be received in the Reorganization.

In accordance with the Target Trust’s organizational documents, as applicable, and applicable Massachusetts state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended), the Reorganization can be effected without the approval of shareholders of the Target Fund. Therefore, we are not asking you for a proxy, and you are requested not to send a proxy.

Why is the Reorganization occurring?

SEI Investments Management Corporation (the “Adviser”) and the Board believe that operating the Target Fund as an ETF is in the best interests of the Target Fund and its shareholders. After the Reorganization, shareholders of the Target Fund will still be invested in an open-end fund with the same investment objective, policies and restrictions and substantially the same principal investment strategies, as the Target Fund. The Acquiring Fund will be operated by the same investment adviser, sub-adviser and portfolio managers as the Target Fund.

In addition, operating the Target Fund as an ETF is expected to offer a number of benefits to shareholders following the Reorganization, including:

●	Lower Expenses: The Adviser expects that, following the Reorganization, the total annual contractual expenses of the Acquiring Fund will be lower than those of each share class of the Target Fund. Notwithstanding that the contractual management fee rate for the Acquiring Fund is higher than the contractual management fee rate of the Target Fund, the Acquiring Fund’s unitary management fee includes substantially all operating expenses of the Acquiring Fund, while the Target Fund’s contractual advisory fee does not. The following expenses are excluded from the Acquiring Fund’s unitary management fee and will be borne by the Acquiring Fund: the fees paid to the Adviser for advisory services, interest expenses, dividend and other expenses on securities sold short, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions (including brokerage commissions), acquired fund fees and expenses, fees and expenses of the Board, litigation expenses and any extraordinary expenses.

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In addition, the proposed unitary fee for the Acquiring Fund will benefit shareholders because the Adviser will be obligated under the investment advisory agreement to pay substantially all of the Acquiring Fund’s ordinary operating expenses without any increase in the management fee. This obligation to bear fund expenses is part of the Acquiring Fund’s investment advisory agreement with the Adviser and, therefore, cannot be changed without approval of Acquiring Fund shareholders.

●	Intraday Trading: ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated net asset value (“NAV”) per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s financial intermediary to execute the trade. The market price of the ETF may be higher or lower than the then-current pro rata value of the ETF’s net assets and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

What are some other features of ETFs that differ from mutual funds?

The following are some unique features of ETFs that differ from mutual funds:

■	Sales only through a Broker or Financial Intermediary. While a mutual fund’s shares may be directly purchased or redeemed from the fund at NAV, individual shares of ETFs, like the Acquiring Fund, may only be purchased and sold on a stock exchange through a financial intermediary at market prices. Shares of the Acquiring Fund may be purchased or redeemed directly from the Acquiring Fund only in large blocks of shares (“Creation Units”), and only an authorized participant (“Authorized Participant”), which are typically large financial institutions that agree to facilitate the secondary market for an ETF’s shares through the creation and redemption process, may engage in purchase or redemption transactions directly with the Acquiring Fund. Once created, shares of the Acquiring Fund may be purchased and sold through a financial intermediary at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of the Acquiring Fund’s net assets. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors.

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■	Transparency. Currently, the Target Fund only provides periodic disclosure of its complete portfolio holdings. The Acquiring Fund will be a transparent ETF that operates with full transparency for its portfolio holdings. Following the Reorganization, the Acquiring Fund, like other transparent ETFs, will make its portfolio holdings public each day. This holdings information, along with other information about the Acquiring Fund, will be available on the Acquiring Fund’s website at www.seic.com/asset-management/etfs.

In addition, the Acquiring Fund is subject to certain risks unique to operating as an ETF. For more information, see “Are there any differences in risks between the Target Fund and the Acquiring Fund?” below.

Has the Target Fund’s Board approved the Reorganization?

Yes, the Board of Trustees of each of the Target Trust and Acquiring Trust (the “Board”) approved the Reorganization because it believes that it is in the best interests of the Target Fund and the Acquiring Fund. The Board carefully reviewed the terms of the Reorganization and unanimously approved the Plan. For the reasons set forth in the “REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS” section of this Prospectus/Information Statement, the Board, including the Trustees who are not “interested persons” as defined in the 1940 Act of the Target Trust and Acquiring Trust, have determined that participation in the Reorganization is in the best interests of the Target Fund and the Acquiring Fund. The Board also concluded that no dilution in value would result to the shareholders of the Target Fund or the shareholders of the Acquiring Fund as a result of the Reorganization.

What will happen if the Reorganization occurs?

If the closing conditions of the Reorganization under the Plan are satisfied or waived, then shareholders of the Target Fund who hold their shares of the Target Fund through an account that can accept shares of an ETF will become shareholders of the Acquiring Fund on or around August 25, 2025 and will no longer be shareholders of the Target Fund. Such shareholders will receive shares of the Acquiring Fund having a total dollar value equal to the total dollar value of the shares such shareholder held in the Target Fund immediately prior to the effectiveness of the Reorganization as determined pursuant to the Plan. If you hold your shares of the Target Fund through an account that cannot accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on [August 22, 2025] and you will receive cash equal in value to the NAV of your Target Fund shares.

In particular, the Plan provides for the: (i) acquisition by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the property and other assets of the Target Fund, in exchange solely for (a) shares of beneficial interest, no par value, of the Acquiring Fund, and (b) assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund; (ii) distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests, except as noted below, and, in complete liquidation of the Target Fund; and (iii) termination of the Target Fund as a series of the Target Trust as soon as practicable after the distribution.

Prior to the Reorganization, the share classes of the Target Fund will be consolidated into a single class of shares with the same aggregate NAV, using the lower expense ratio of Class Y shares. This share class consolidation is not expected to result in shareholders of either share class recognizing gain or loss for U.S. federal income tax purposes. Following such conversion but prior to the closing of the Reorganization, the Target Fund shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund’s transfer agent. The Acquiring Fund does not issue fractional shares.

How will the Reorganization affect me as a shareholder?

If the Reorganization is completed with respect to the Target Fund, you will cease to be a shareholder of the Target Fund. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through an account (including, but not limited to brokerage accounts and accounts at other intermediary platforms) that can accept shares of an ETF (the Acquiring Fund) on the Closing Date of the Reorganization. It is important for you to determine whether you hold your shares of the Target Fund in the type of account that can accommodate the ETF shares that will be received in the Reorganization.

●	ETF Accommodating Accounts. If you hold your shares of the Target Fund through an account that can accept shares of an ETF on the Closing Date of the Reorganization, such as an account held with SEI Private Trust Company, you will automatically become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which may be taxable to shareholders in non-tax qualified accounts.

●	Non-Accommodating ETF Accounts. If you hold your shares of the Target Fund in an account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up an account that permits investments in ETF shares, if permitted. If such a change is not permitted or not otherwise made before [August 22, 2025], you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on [August 22, 2025] and you will receive cash equal in value to the NAV of your Target Fund shares. Such liquidation will result in a cash payment, which will be a taxable sale of shares for shareholders who hold such shares in a taxable account.

Upon completion of the Reorganization, Target Fund shareholders who hold their shares of the Target Fund through an account that can accept shares of an ETF will own shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that were owned when the Reorganization happened. Shares of the Acquiring Fund are not issued in fractional shares. As a result, the Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization. Such redemption will result in a cash payment, which will be a taxable sale of shares for shareholders who hold fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of the redemption of fractional shares.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on the floor of NASDAQ (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems. Should a former Target Fund shareholder decide to purchase or sell shares in the Acquiring Fund after the Reorganization, the shareholder will need to place a trade through a financial intermediary who will execute the trade on an exchange at prevailing market prices. Because Acquiring Fund Shares trade at market prices rather than at NAV,

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Acquiring Fund Shares may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of the Acquiring Fund’s net assets. As with all ETFs, your financial intermediary may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees (NTF) on many platforms.

How will the number of shares of the Acquiring Fund that I will receive be determined?

Target Fund shareholders who hold their shares of the Target Fund through an account (including, but not limited to a brokerage account, or an account held at an intermediary, platform or other custodian) that can accept shares of an ETF will receive their pro rata share of the Acquiring Fund Shares received by the Target Fund in the Reorganization. In addition, prior to the Reorganization, such shareholders will receive cash equal to the net asset value of any fractional shares of the Target Fund held by the shareholder at such time. The Acquiring Fund does not issue fractional interests. The number of shares that such Target Fund shareholders will receive will be based on the initial NAV per share of the Acquiring Fund, which is expected to be $25. The total value of your holdings is not expected to change as a result of the Reorganization because both the Target Fund and Acquiring Fund utilize the same procedures for valuing portfolio securities.

As discussed above, if you hold your shares of the Target Fund through an account that cannot accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on [August 22, 2025] and you will receive cash equal in value to the NAV of your Target Fund shares. Such liquidation will result in a cash payment, which will be a taxable sale of shares for shareholders who hold such shares in a taxable account.

Will the Reorganization affect the way my investments are managed?

No. The Acquiring Fund will be managed using the same investment objective, policies and restrictions, and substantially the same principal investment strategies as those of the Target Fund.

The Adviser serves as the investment adviser to the Target Fund and will also serve as investment adviser to the Acquiring Fund. The Adviser, subject to Board review, selects and oversees one or more sub-advisers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Target Fund. The Acquiring Fund will have the same Sub-adviser as the Target Fund. Accordingly, the portfolio management team of the Acquiring Fund will be the same as the Target Fund.

For a more complete discussion, see the sections of the proposal relating to the Reorganization titled: “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS ‒ Are there any significant differences between the investment objectives, policies and strategies of the Funds?” and “How do the principal investment risks of the Funds compare?” and “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS - How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?”

Are there any differences in risks between the Target Fund and the Acquiring Fund?

The principal risks for the Target Fund and the Acquiring Fund, with respect to each Fund’s investment program, are substantially the same, except that, as a shareholder of the Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure.

For example, you will be subject to the risk that shares of the Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV per share, whereas shares of the Target Fund are purchased and sold at prices based upon their NAV as next determined after an order is received. You will also be subject to the risk that the Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

For a more complete discussion of the risks of the Target Fund and the Acquiring Fund, see the sections of the proposal relating to the Target Fund’s Reorganization titled: “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS - How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?”

Will the total contractual expense ratio of the Acquiring Fund be lower than the total contractual expense ratio of the Target Fund?

Yes. The Adviser expects that, following the Reorganization, the total annual contractual expenses of the Acquiring Fund will be lower than those of each share class of the Target Fund. Notwithstanding that the contractual management fee rate for the Acquiring Fund is higher than the contractual management fee rate of the Target Fund, the Acquiring Fund’s unitary management fee includes substantially all operating expenses of the Acquiring Fund, while the Target Fund’s contractual advisory fee does not. In addition, the proposed unitary fee for the Acquiring Fund will benefit shareholders because the Adviser will be obligated under the investment advisory agreement to pay substantially all of the Acquiring Fund’s ordinary operating expenses without any increase in the management fee. This obligation to bear fund expenses is part of the Acquiring Fund’s investment advisory agreement with the Adviser and, therefore, cannot be changed without approval of Acquiring Fund shareholders.

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For a more detailed comparison of the Funds’ fees and expenses, see the sections of the proposal relating to your Target Fund’s Reorganization titled “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS ‒ What are the Funds’ investment management fee rates?” and “What are the fees and expenses of each Fund and what might they be after the Reorganization?”

Who will pay the costs in connection with the Reorganization?

The Target Fund will bear and pay all costs and expenses associated with the completion of the Reorganization, including legal expenses and the costs of preparing, printing and mailing this Information Statement. The Adviser does not expect the Target Fund or the Acquiring Fund to bear any portfolio repositioning costs in connection with the Reorganization.

The estimated aggregate costs to be borne by the Target Fund are $250,000. The payment of such fees and expenses will be considered an extraordinary fund expense by the Target Fund and, therefore, will not be subject to any voluntary expense limitation or reimbursement agreement.

What are the federal income tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and the Target Fund anticipates receiving a legal opinion to that effect, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. Provided the Reorganization is so treated, shareholders of the Target Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund, other than with respect to cash paid in lieu of fractional shares prior to the Reorganization. Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Prospectus/Information Statement relates only to the federal income tax consequences of the Reorganization.

In addition, the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives in the Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund shares. Redemption of shares either before or after the Reorganization will generally result in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes.

For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION.”

What is the anticipated timing of the Reorganization?

The Reorganization is currently expected to close on August 25, 2025 (the “Closing Date”).

What if I don’t want to hold ETF shares?

If you do not want to receive ETF shares in connection with the Reorganization, you may redeem your shares of the Target Fund or you may exchange those shares for shares of another eligible mutual fund managed by the Adviser prior to the Reorganization as described in the Target Fund’s Prospectus.

If a Target Fund shareholder redeems its shares and such shares are held in a taxable account, the shareholder will recognize a taxable gain or loss based on the difference between the redeeming shareholder’s tax basis in the shares and the amount that the redeeming shareholder receives for them. Exchanging Target Fund shares into another eligible

5

mutual fund is also a taxable event similar to redeeming Target Fund shares. As an ETF, the Acquiring Fund does not provide for the exchange of shares.

The Reorganization is expected to close on August 25, 2025 (the “Closing Date”). If the Reorganization closes on August 25, 2025, as is currently anticipated, the last date to redeem or exchange your shares is August 21, 2025. The Acquiring Fund will open for trading on August 25, 2025.

Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

No. The full value of shares of the Target Fund will be exchanged for shares of the Acquiring Fund without any sales load, commission, redemption fee or other transactional fee being imposed.

However, the Target Fund will pay all costs and expenses associated with the completion of the Reorganization, including legal expenses and the costs of preparing, printing and mailing this Information Statement. The Adviser does not expect the Target Fund or the Acquiring Fund to bear any portfolio repositioning costs in connection with the Reorganization.

What are the distribution arrangements for the Funds?

The Target Fund and Acquiring Fund are distributed by SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments and an affiliate of the Adviser. The Distributor serves as the principal underwriter for shares of the Funds. The Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor’s principal address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The Distributor or its agent distributes Creation Units for the Acquiring Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Acquiring Fund. Pursuant to a written agreement with the Acquiring Trust, the Distributor, as agent, reviews and approves orders by authorized participants to create and redeem shares of the Acquiring Fund in Creation Units. The Distributor has no role in determining the investment policies of the Acquiring Fund or the securities that are purchased or sold by the Acquiring Fund.

Class Structure

The Target Fund offers two classes of shares: Class F and Class Y shares. The Acquiring Fund, by virtue of operating in an ETF structure, will not offer multiple share classes.

Distribution Plans

Neither the Target Fund nor the Acquiring Fund have adopted a distribution plan under Rule 12b-1 under the 1940 Act.

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Whom do I contact for further information?

You can contact your financial adviser or other financial intermediary for further information. You also may contact the Target Trust by calling 1-800-DIAL-SEI or by writing to the Funds’ distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456.

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COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment objectives, policies and strategies of the Funds?

Investment Objectives

The Acquiring Fund has the same investment objective as the Target Fund. Each Fund seeks long-term capital appreciation. The investment objective of each Fund is non-fundamental and does not require shareholder approval to change.

Principal Investment Strategies

The principal investment strategies of the Acquiring Fund are substantially the same as the principal investment strategies of the Target Fund.

Below is a redline comparison showing differences in the Funds’ summary principal investment strategy disclosure. In the redline, deleted text from the Target Fund is shown in red strikethrough and added text from the Acquiring Fund is shown in blue underline.

SEI Liquid Alternative ETF Principal Investment Strategies

Under normal circumstances, the Fund will take long and short positions in investments that provide broad exposure to the global equity, fixed income and currency markets. The Fund will invest primarily in exchange-traded derivative instruments, including futures, options, and swaps, but to a lesser extent may invest in derivative instruments that are traded over-the-counter, such as forwards. The Fund primarily will hold cash and/or invest in money market instruments to collateralize its derivative positions. Additionally, the Fund ~~may~~will invest from time-to-time in shares of exchange-traded funds (ETFs), such as U.S. or non-U.S. corporate bond ETFs.

The Fund seeks to achieve returns similar to the total return (before taking into account the Fund's fees and expenses) of a model portfolio of alternative investment strategies, which primarily consists of hedge funds (the "Composite") calculated by the investment sub-adviser (the "Sub-Adviser"), at the direction of SEI Investments Management Corporation ("SIMC" or the "Adviser"). The Composite consists of two components (each a "sleeve"): a multi-strategy sleeve and a managed futures sleeve, each discussed below.

Multi-Strategy Sleeve. The multi-strategy sleeve consists of the average total return of the 50 largest hedge funds (excluding managed futures funds), equally weighted. The list of hedge funds is determined by the monthly reporting of assets under management to the Eurekahedge database, which is reconstituted annually. This sleeve will include exposure to a cross-section of alternative investment strategies, including, but not limited to, equity long/short, global macro, event driven, and relative value strategies. SIMC, in connection with its management of the overall strategy to achieve returns similar to the total return of the Composite and thus the return of the overall hedge fund market, may instruct the Sub-Adviser at any time to discontinue the use of any of these strategies or add one or more new strategies.

Managed Futures Sleeve. The managed futures sleeve is designed to reflect the total return of a selected pool of the largest commodity trading advisor fund managers, which are managers that use futures or forward contracts to achieve their investment objectives. ~~the Societe Generale (SG) CTA Trend Index, which consists of 20 equally weighted large managed futures funds and is reconstituted annually~~. ~~Typically, the Fund will~~The Sub-Adviser generally expects to maintain an approximate 60/40 weighting between the multi-strategy sleeve and the managed futures sleeve, respectively, within the Composite, but the Adviser and/or Sub-Adviser may increase or decrease a sleeve's weighting within the Composite.

The Fund seeks to achieve returns similar to the total return of the Composite through a dynamic allocation of long and short investments among the global equity, fixed income and currency markets. The ~~Fund~~Sub-Adviser will use a quantitative model to estimate the market exposures that drive the aggregate returns of the Composite and will primarily invest in derivative instruments that it estimates will provide, in the aggregate, market exposure similar to that of the Composite. The Sub-Adviser may use various approaches to estimate market exposure, including an analysis of historical return information for the hedge funds within the Composite.

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The Fund's investments will include futures, forwards, options, ETFs and securities index swaps that provide exposure to the returns of (i) the equity markets, including common stocks, preferred stocks, warrants, rights, depositary receipts, and real estate investment trusts (REITs), which may be from U.S. and non-U.S. issuers (including emerging market issuers) of various capitalizations and industries; (ii) the currency markets, through U.S. and non-U.S. issuers (including emerging markets issuers) or through exposure to currency futures; and (iii) the fixed income markets, through U.S. and non-U.S. issuers (including emerging markets issuers) or through exposure to corporate and government fixed income securities, asset-backed securities, mortgage-backed securities (including commercial mortgage-backed securities and "to-be-announced" transactions), corporate bonds and debentures, commercial paper, money market instruments, money market funds, mortgage dollar rolls, obligations of supranational entities, zero coupon obligations and obligations to restructure outstanding debt of such issuers, which may be investment grade and non-investment grade debt (junk bonds), of any duration or maturity.

The Fund will not make any direct investments in hedge funds.

The amount of the Fund's assets that may be allocated to various strategies and among investments is expected to vary over time and may be adjusted over short periods of time.

There are no limitations on the minimum or maximum amount of the Fund's assets that may be allocated to investments representing exposure to any one of the global equity, fixed income and currency markets.

Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently. The Sub-Adviser may also consider other factors when allocating the Fund's assets, such as: (i) the Fund's obligations under its various derivative positions; (ii) portfolio rebalancing; (iii) redemption requests; (iv) yield management; (v) credit management; and (vi) volatility management.

The Fund uses a multi-manager approach, relying primarily on one or more Sub-Advisers under the general supervision of SIMC, the Fund's ~~Adviser~~adviser.

Investment Policies and Restrictions

The fundamental and non-fundamental investment policies of the Acquiring Fund are identical to those of the Target Fund. The Fund’s fundamental investment policies and non-fundamental policies are set forth in Exhibit B. Fundamental investment policies may not be changed without shareholder approval. Non-fundamental policies may be changed without shareholder approval.

Further information about the Target Fund’s investment objectives, strategies, policies, and limitations is contained in the Prospectus and Statement of Additional Information of the Target Fund, which are on file with the SEC.

How do the principal investment risks of the Funds compare?

The principal risks for the Target Fund and the Acquiring Fund, with respect to the Fund’s investment program, are substantially the same, except that, as a shareholder of the Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure.

The following tables compare the principal risks of investing in the Target Fund, as identified in the Target Fund’s summary prospectus, with the principal risks of the Acquiring Fund.

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Principal Risks	Target Fund:	Acquiring Fund:
Market Trading Risk — The Acquiring Fund faces numerous market trading risks, including the potential lack of an active market for Acquiring Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Active trading markets for the Acquiring Fund's shares may not be developed or maintained by market makers or Authorized Participants (as defined above). Authorized Participants are not obligated to make a market in the Acquiring Fund's shares or to submit purchase or redemption orders for Creation Units (as defined above). In times of market stress, market makers or Authorized Participants may step away from their respective roles, which could lead to variances between the market price of the Acquiring Fund's shares and its underlying NAV. Trading in shares on an exchange may be halted in certain circumstances. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Acquiring Fund. Any of these factors could lead the Acquiring Fund's shares to trade at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Acquiring Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market, particularly during times of market stress. SIMC or a Sub-Adviser cannot predict whether shares will trade above (premium), below (discount) or at NAV or whether the spread between bid and ask prices will widen. In addition, there can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Acquiring Fund will continue to be met.	No Comparable Risk	✓
Authorized Participant Concentration Risk — Only broker-dealers (referred to as Authorized Participants or APs) that have executed authorized participation agreements with respect to the Acquiring Trust may engage in creation or redemption transactions directly with the Acquiring Fund, and no AP is obligated to engage in creation and/or redemption transactions. To the extent that APs exit the business or are unable to proceed with orders, Acquiring Fund shares may be more likely to trade at a premium or discount to NAV, have wider spreads between bid and ask prices, have wider spreads between bid and ask prices or face trading halts or delisting.	No Comparable Risk	✓
Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.	✓	✓

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Long/Short Risk — The Fund seeks long exposure to certain financial instruments and short exposure to certain other financial instruments. There is no guarantee that the returns on the Fund's long or short positions will produce positive returns and the Fund could lose money if either or both the Fund's long and short positions produce negative returns.	✓	✓
Asset Allocation Risk — Through the Fund's investments in derivatives it is indirectly subject to asset allocation risk, which is the risk that the allocation of the Fund's assets among various asset classes will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.	✓	✓
Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's investments in securities, including debt securities, denominated in foreign currencies, as well as the Fund's investments in currency futures contracts, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad. Although the Sub-Adviser may use currency futures contracts in an attempt to mitigate currency risk, there is no guarantee that such positions will be successful in reducing the risk in the portfolio.	✓	✓
Equity Market Risk — The Fund may be exposed to equity market risk through the Fund's investments in derivatives. Equity market risk is the risk that the market value of an equity security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.	✓	✓

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Fixed Income Market Risk — The Fund may be exposed to fixed income market risk through the Fund's investments in derivatives or through the Fund's investments in ETFs. The prices of the fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund (or an underlying ETF) to sell investments into a declining or illiquid market.	✓	✓
Information Risk — The Sub-Adviser relies on information published by third parties when constructing and maintaining the Composite, including information about private funds. Because private funds are only required to make limited information about their operations and investments publicly available, the information used by the Sub-Adviser may be incomplete, inaccurate or out of date and the Sub-Adviser will be limited it its ability to verify the accuracy of such information. In addition, because any errors in the underlying data sources may not be readily discoverable, the Sub-Adviser could make investment decisions based on inaccurate information, which could influence the Fund's investments, alter the Fund's risk profile and change the Fund's performance. Data sources used by the Sub-Adviser (or underlying data sources used by third parties on which the Sub-Adviser relies) could change the frequency with which they make data available or change the universe of data that is available, both of which could affect the Sub-Adviser's ability to construct and maintain the Composite. Changes in regulation could result in such data providers deciding to cease or substantially change their business, which could similarly affect the Sub-Adviser.	✓	✓
Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.	✓	✓

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Real Estate Investment Trusts (REITs) Risk — The Fund may be exposed to REITs risk through the Fund's investments in derivatives. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's indirect investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.	✓	✓
Corporate Fixed Income Securities Risk — The Fund may be exposed to corporate fixed income securities risk through the Fund's investments in derivatives. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.	✓	✓
To-Be-Announced (TBA) Transactions Risk — The Fund may be exposed to TBA transactions risk through the Fund's investments in derivatives. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty does not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund's returns.	✓	✓
Investment Style — Investment style risk is the risk that the Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.	✓	✓
U.S. Government Securities Risk — The Fund may be exposed to U.S. government securities risk through the Fund's investments in derivatives. Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.	✓	✓

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Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.	✓	✓
Asset-Backed Securities Risk — The Fund may be exposed to asset-backed securities risk through the Fund's investments in derivatives. Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.	✓	✓
Mortgage-Backed Securities Risk — The Fund may be exposed to mortgage-backed securities risk through the Fund's investments in derivatives. Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described below. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.	✓	✓

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Mortgage Dollar Rolls Risk — The Fund may be exposed to mortgage dollar rolls risk through the Fund's investments in derivatives. Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase suilar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.	✓	✓
Below Investment Grade Securities (Junk Bonds) Risk — The Fund may be exposed to below investment grade securities (junk bond) risk through the Fund's investments in derivatives. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.	✓	✓
Preferred Stock Risk — The Fund may be exposed to preferred stock risk through the Fund's investments in derivatives. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.	✓	✓
Depositary Receipts Risk — The Fund may be exposed to depositary receipts risk through the Fund's investments in derivatives. Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.	✓	✓
Cash Management Risk — The value of the investments held by the Fund for cash management purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund would be subject to credit risk with respect to the depository institution holding the cash. If the Fund holds uninvested cash, the Fund will not earn income on the cash. During such periods, it may be more difficult for the Fund to achieve its investment objective.	✓	✓

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Money Market Funds — An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund's portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). To the extent the Fund invests in derivative instruments, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund's investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.	✓	✓
Commercial Paper Risk — The Fund may be exposed to commercial paper risk through the Fund's investments in derivatives. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.	✓	✓
Warrants Risk — The Fund may be exposed to warrants risk through the Fund's investments in derivatives. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.	✓	✓

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Supranational Entities Risk — The Fund may be exposed to supranational entities risk through the Fund's investments in derivatives. The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or "stockholders," usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.	✓	✓
Foreign Sovereign Debt Securities Risk — The Fund may be exposed to foreign sovereign debt securities risk through the Fund's investments in derivatives. The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.	✓	✓
Quantitative Investing Risk — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy.	✓	✓
Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.	✓	✓
Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.	✓	✓
Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.	✓	✓

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Tax Risk — To the extent the Fund invests in commodities and commodity derivatives, it will seek to restrict its income from such investments that do not generate qualifying income, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to permit the Fund to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments. Failure to comply with the qualifying income test could have significant negative consequences to Fund shareholders. The tax treatment of the commodity futures in which the Fund invests may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions.	✓	✓
Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund's performance.	✓	✓
Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities. Generally, the value of fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.	✓	✓
Duration Risk — Longer-term securities tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.	✓	✓
Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.	✓	✓
Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, which may cause proceeds to be reinvested at generally lower interest rates.	✓	✓

Who manages the Funds?

The Acquiring Fund has the same investment adviser, sub-adviser and portfolio managers as the Target Fund.

Investment Adviser. SEI Investments Management Corporation (the “Adviser” or “SIMC”), a Securities and Exchange Commission (“SEC”) registered investment adviser located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the investment adviser to each Fund. As of December 31, 2024, SIMC had approximately $198.14 billion in assets under management.

Manager of Managers. Each Fund is managed by SIMC and one or more Sub-Advisers. SIMC acts as a “manager of managers” of each Fund and, subject to the oversight of the Board, is responsible for:

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●	researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;
●	allocating, on a continuous basis, assets of a Fund among the Sub-Advisers (to the extent a Fund has more than one Sub-Adviser) and/or managing a portion of a Fund’s assets;
●	monitoring and evaluating each Sub-Adviser's performance;
●	overseeing the Sub-Advisers to ensure compliance with the Funds' investment objectives, policies and restrictions; and
●	monitoring each Sub-Adviser's adherence to its investment style.

SIMC acts as manager of managers for each Fund pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain sub-advisers for each Fund without submitting the sub-advisory agreements to a vote of the Fund’s shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to each Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of each Fund. The Board supervises SIMC and the Sub-Adviser and establishes policies that they must follow in their management activities.

In accordance with a separate exemptive order that the Acquiring Trust, the Target Trust and SIMC have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market-generated returns is one of SIMC’s primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager (including any allocation internally managed by SIMC) is based on SIMC’s analysis of the manager’s particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager’s investment strategy. SIMC measures and allocates to internal portfolio management teams and to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source Fund.

Sub-Adviser. The Acquiring Fund will have the same sub-adviser as the Target Fund.

Dynamic Beta Investments, LLC (the “Sub-Adviser” or “DBi”), located at 30 East Elm St, Greenwich, Connecticut 06830, serves as the sub-adviser to each Fund. The Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. The Sub-Adviser must also operate within each Fund's investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. The Sub-Adviser is responsible for managing only the portion of each Fund allocated to it by SIMC. SIMC pays the Sub-Adviser out of the investment advisory fee it receives from each Fund. As of January 31, 2025, the Sub-Adviser had approximately $3.32 billion in assets under management.

Portfolio Managers. The Acquiring Fund will have the same portfolio managers as those of the Target Fund. The portfolio management team of each Fund is set forth below.

Adviser	Portfolio Manager	Experience with the Target Fund	Experience with the Acquiring Fund	Primary Title with Adviser
SEI Investments Management Corporation	Radoslav Koitchev	Since 2023	Since 2025	Portfolio Manager

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Sub-Adviser	Portfolio Manager	Experience with the Target Fund	Experience with the Acquiring Fund	Primary Title with Sub-Adviser
Dynamic Beta Investments, LLC	Andrew Beer	Since 2023	Since 2025	Managing Member, Co-Portfolio Manager
	Mathias Mamou-Mani	Since 2023	Since 2025	Managing Member, Co-Portfolio Manager

What are the Funds’ investment management fee rates?

The Target Fund

The Target Trust, on behalf of the Target Fund, and the Adviser have entered into an Investment Advisory Agreement under the terms of which the Target Fund pays a monthly management fee to the Adviser for investment advisory services based on the average daily net assets of the Target Fund, at the annual rate of 0.50%.

The Acquiring Fund

The Acquiring Trust, on behalf of the Acquiring Fund, and the Adviser have entered into an Investment Advisory Agreement under the terms of which the Acquiring Fund pays a monthly management fee to the Adviser for investment advisory services based on the average daily net assets of the Target Fund, at the annual rate of 0.80%. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for substantially all expenses of the Acquiring Fund, except for the fees paid to the Adviser for advisory services, interest expenses, dividend and other expenses on securities sold short, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions (including brokerage commissions), acquired fund fees and expenses, fees and expenses of the Board, litigation expenses and any extraordinary expenses.

For each Fund, the Adviser pays the Sub-Adviser a fee out of its advisory fee. Sub-Advisory fees are based on a percentage of the average daily net assets managed by the Sub-Adviser.

For the Target Fund’s fiscal years ended September 30, 2023 and 2024, the following tables show: (i) the contractual advisory fees that the Adviser was entitled to receive from the Target Fund; (ii) the dollar amount of the Adviser's voluntary fee waivers; (iii) the dollar amount of fees paid to the Sub-Adviser by the Adviser; and (iv) the dollar amount of the fees retained by the Adviser.

Year	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
2024	$654	$52	$594	$8
2023*	$14	$1	$13	$0

* Commenced operations on June 30, 2023.

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

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Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

The tables show the pro forma expenses of the Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of the Target Fund’s six-month semi-annual period ended March 31, 2025, as if the Reorganization had taken place on April 1, 2025. The fee tables do not reflect the costs associated with the Reorganization. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed.

As shown below, the Reorganization is expected to result in lower total contractual expense ratios for shareholders of the Target Fund.

	Target Fund – Class F	Target Fund – Class Y	Acquiring Fund – Pro Forma

Shareholder Fees (paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.50%	0.50%	0.80%[1]
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.58%	0.33%	0.00%[1,2]
Total Annual Fund Operating Expenses	1.08%	0.83%	0.80%

1 The investment advisory agreement between the Acquiring Trust, on behalf of the Acquiring Fund, and the Adviser provides that the Adviser will pay all operating expenses of the Acquiring Fund, except the management fees, interest expenses, dividend and other expenses on securities sold short, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions (including brokerage commissions), acquired fund fees and expenses, fees and expenses of the Board, litigation expenses and any extraordinary expenses.

2 “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

These examples are intended to help you compare the cost of investing in the Target Fund’s Class F and Class Y shares with the cost of investing in the Acquiring Fund, both before and after the Reorganization. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

	1 Year	3 Years	5 Years	10 Years
Target Fund – Class F Shares	$110	$343	$595	$1,317
Target Fund – Class Y Shares	$85	$265	$460	$1,025

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Pro Forma – Acquiring Fund	$82	$255	$444	$990

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets. Those factors are beyond the control of the Acquiring Fund and the Adviser. The information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

How do the performance records of the Funds compare?

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and assume the liabilities of the Target Fund and continue the business of the Target Fund, except that the Acquiring Fund will operate as an ETF instead of a mutual fund. The Acquiring Fund will have no performance history prior to the Reorganization.

The Target Fund will be the “accounting survivor” after the Reorganization. This means that the Acquiring Fund will adopt the historical accounting records and performance of the Target Fund. The Target Fund’s past performance is not necessarily an indication of how the Acquiring Fund will perform in the future.

The bar chart and table below provide some indication of the risks of investing in the Target Fund by showing Class Y Shares’ performance for the past calendar year and by showing how the Target Fund’s average annual returns for 1 year and since the Target Fund’s inception, compare with those of a broad measure of market performance and a secondary benchmark index. The Acquiring Fund will use the Bloomberg U.S. Aggregate Bond Index as its primary benchmark, which is the same primary benchmark that the Target Fund uses. The Acquiring Fund will use the ICE BofA U.S. 3-Month Treasury Bill Index as its secondary benchmark, which is the same secondary benchmark that the Target Fund uses.

The performance of Class F shares of the Target Fund, which is also shown in the table below, will differ because Class F shares pay higher expenses than Class Y shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Calendar Year Total Returns

For Class Y shares

Target Fund’s Best and Worst Calendar Quarters

Best Quarter:	Worst Quarter:
6.57%	-1.85%

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(03/31/2024)	(09/30/2024)

The Target Fund's Class Y shares’ total return (pre-tax) from January 1, 2025 to March 31, 2025 was (3.55)%.

Average Annual Total Returns (for the periods ended December 31, 2024)

This table compares the Target Fund's average annual total returns for the period ended December 31, 2024 to those of an appropriate broad-based index and an additional index with characteristics relevant to the Target Fund's investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (6/30/2023)
Class Y – Return Before Taxes	8.57%	6.76%
Class Y – Return After Taxes on Distributions	6.33%	4.58%
Class Y – Return After Taxes on Distributions and Sale of Fund Shares	5.33%	4.37%
Class F – Return Before Taxes	8.24%	6.51%
Bloomberg U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	1.25%	3.07%
ICE BofA U.S. 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	5.25%	5.30%

Although the Target Fund’s performance is benchmarked against the return of the ICE BofA U.S. 3-Month Treasury Bill Index, an investment in the Target Fund and Acquiring Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Target Fund and Acquiring Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Target Fund and Acquiring Fund may invest.

How do the Funds’ portfolio turnover rates compare?

The Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Acquiring Fund has not yet commenced operations, no portfolio turnover rate is available for the Acquiring Fund.

For the fiscal year ended September 30, 2024, the Target Fund’s portfolio turnover rate was 0%.

Where can I find more financial and performance information about the Target Fund?

Attached as Exhibit C below are the financial highlights tables of the Target Fund. Additional information is available in the Target Fund’s Prospectus, Statement of Additional Information, and the most recent annual and semi-annual shareholder reports. Because the Acquiring Fund has not yet commenced operations, shareholder reports for the Acquiring Fund are not available.

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The Target Fund’s Prospectus is incorporated herein by reference and is legally deemed to be part of this combined Prospectus/Information Statement. The Target Fund’s Statement of Additional Information is also incorporated herein by reference.

The Acquiring Fund’s Statement of Additional Information is provided in Part B to this Prospectus/Information Statement and is legally deemed to be part of this combined Prospectus/Information Statement.

Each of these documents has been filed with the SEC and is available, free of charge, by (i) calling toll-free at 1-800-DIAL-SEI, (ii) accessing the documents at the Funds’ website at www.seic.com/fundprospectuses, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

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COMPARISON OF OTHER KEY FEATURES OF THE FUNDS

What are the Funds’ arrangements for purchases, exchanges and redemptions?

The Target Fund and the Acquiring Fund have different procedures for purchasing, exchanging and redeeming shares, which are summarized below.

Target Fund

Shares of the Target Fund are sold without a sales charge. Authorized financial institutions and intermediaries may purchase shares of the Target Fund directly from the Target Fund through the Target Fund’s transfer agent or through the Target Fund’s authorized agent. The Target Fund offers two share classes: Class F and Class Y shares. Each share class has different minimum investments, as set forth in the “How to Purchase Shares” section of the Target Fund’s Prospectus. Purchase and redemption orders will be accepted only on days that the Target Fund is open for business. The Target Fund is open for business on each day the New York Stock Exchange (“NYSE”) is open for trading. Your price for the Target Fund’s shares is the Target Fund’s NAV which is calculated as of the close of trading on the NYSE (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier) every day the NYSE is open for trading. For more information, see the “How to Purchase Fund Shares” section of the Target Fund’s Prospectus.

Authorized financial institutions and intermediaries may exchange Class F and Class Y shares of the Target Fund into the same Class of another fund in the Target Trust, provided that the investment meets the minimum initial investment and any other requirements of the same Class of the other fund.

Authorized financial institutions and intermediaries may sell Target Fund shares on any day that the Target Fund is open for business by placing orders with the Target Fund’s transfer agent or the Target Fund’s authorized agent. Shares of the Target Fund will be sold at the next NAV calculated after an order is accepted by the Target Fund’s transfer agent or other agent of the Fund. For more information, see the “How to Sell Your Fund Shares” section of the Target Fund’s Prospectus.

Acquiring Fund

Shares of the Acquiring Fund are also sold without a sales charge. Because the Acquiring Fund is an ETF, it issues and redeems shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”). Only authorized participants (“Authorized Participants”) may engage in purchase or redemption transactions directly with the Acquiring Fund. The NAV of Acquiring Fund Shares, similar to the NAV of Target Fund shares, is determined at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open. Creation Units are issued and redeemed for cash for securities. Individual shares of the Acquiring Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Acquiring Fund (bid) and the lowest price a seller is willing to accept for shares of the Acquiring Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Shares of the Acquiring Fund are listed for trading on NASDAQ. Acquiring Fund Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares at their market price, and shares typically trade in blocks smaller than a Creation Unit. There is no minimum investment required. Acquiring Fund Shares may only be purchased and sold on the secondary market when NASDAQ is open for trading. The Acquiring Fund may impose on an authorized participant a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares.

When buying or selling Acquiring Fund Shares through a financial intermediary, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Authorized participants may acquire Acquiring Fund Shares directly from the Acquiring Fund, and authorized participants may tender their Acquiring Fund Shares for redemption

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directly to an Acquiring Fund, at NAV per share only in large blocks, or Creation Units. Purchases and redemptions directly with an Acquiring Fund must follow the Acquiring Fund’s procedures, which are described in the Acquiring Fund’s Statement of Additional Information. The Acquiring Fund does not have exchange privileges.

What are the distribution arrangements for the Target Fund and Acquiring Fund?

The Target Fund and Acquiring Fund are distributed by SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments and an affiliate of the Adviser, which serves as the principal underwriter for shares of the Funds. The Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor’s principal address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The Distributor or its agent distributes Creation Units for the Acquiring Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Acquiring Fund. Pursuant to a written agreement with the Acquiring Trust, the Distributor, as agent, reviews and approves orders by authorized participants to create and redeem shares of the Acquiring Fund in Creation Units. The Distributor has no role in determining the investment policies of the Acquiring Fund or the securities that are purchased or sold by the Acquiring Fund.

Class Structure

The Target Fund offers two classes of shares: Class F and Class Y shares. The Acquiring Fund, by virtue of operating in an ETF structure, will not offer multiple share classes.

Distribution Plans

Neither the Target Fund nor the Acquiring Fund has adopted a distribution plan under Rule 12b-1 under the 1940 Act.

Comparison of Portfolio Holdings Disclosure Policies

Shareholders will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund.

Target Fund

Currently, the Target Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Target Fund files with the SEC a complete schedule of investments following the first and third fiscal quarters as exhibits to Form N-PORT, and a complete schedule of investments following the second and fourth fiscal quarters on Form N-CSR. Complete schedules of investments filed with the SEC on Form N-CSR and as exhibits to Form N-PORT are available, free of charge, on the SEC’s website at www.sec.gov. The Fund’s complete schedules of investments are also posted to the Fund’s website at http://www.seic.com/holdings.

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The Target Fund also posts a detailed list of all portfolio holdings five calendar days after each month end at http://www.seic.com/holdings.

Acquiring Fund

Following the Reorganization, the Acquiring Fund will provide its complete portfolio holdings on www.seic.com/asset-management/etfs on each business day prior to the opening of regular trading on the listing exchange.

Comparison of Business Structures, Shareholder Rights and Applicable Law

The Target Fund is a series of the Target Trust, which is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust). The Acquiring Fund is a series of the Acquiring Trust, which is an open-end investment management company organized as a Delaware statutory trust.

The Target Fund is governed by the Amended and Restated Agreement and Declaration of Trust dated March 30, 2016 (“Target Fund Declaration”), its bylaws and Massachusetts law. The Acquiring Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated May 11, 2022 (“Acquiring Fund Declaration”), its bylaws and Delaware law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Category	Target Fund	Acquiring Fund
Funds may issue shares without shareholder approval	Yes	Same
Amount of Shares each Fund may issue	Unlimited	Same
Preemptive Rights	None	Same
Annual Meetings	Not required	Same
Right to Call Shareholder Meetings

Meetings of shareholders of the Target Trust or of any series or class may be called by the Trustees, or such other person or persons as may be specified in the By-Laws, and held from time to time for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of the Target Trust or any series or class as provided in the Target Fund Declaration or upon any other matter deemed by the Trustees to be necessary or desirable.

Meetings of shareholders of the Target Trust or of any series or class shall be called by the Trustees or such other person or persons as may be specified in the By-Laws upon written application requesting that a meeting be called for a purpose requiring action by the shareholders as provided in the Target Fund Declaration or in the By-Laws by shareholders holding at least 10% of the outstanding shares of the Target Trust if shareholders of all series are required hereunder to vote in the aggregate and not by individual series at such meeting, or shareholders holding at least 10% of the outstanding shares of a series or class if shareholders of such series or class are entitled hereunder to vote by individual series or class at such meeting.

The shareholders shall be entitled to at least seven days’ written notice of any meeting of the shareholders.

Meetings of the shareholders may be called by the Trustees for the purpose of electing Trustees as provided in the Acquiring Fund Declaration and for such other purposes as may be prescribed by law, by the Acquiring Fund Declaration or by the By-Laws. Meetings of the shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable.

Shareholders shall be entitled to at least seven days notice of any meeting, given as determined by the Trustees.

Voting of Shares	Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share	Same.

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Category	Target Fund	Acquiring Fund
(if any) shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees.
Quorum for Meetings

Except as otherwise required by the 1940 Act or other applicable law, thirty-three and one-third percent (33⅓%) of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum.

Same.
Adjournment of Meetings	Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.	Same.
Vote Required for Election of Trustees	When a quorum is present at any meeting, a plurality shall elect a Trustee, except when a larger vote is required by any provision of the or the Bylaws or by the 1940 Act.	Same.
Vote Required for Other Proposals

At all meetings of the shareholders, a quorum being present, all matters, except for the election of Trustees shall be decided by majority of the votes entitled to be cast held by shareholders present in person or by proxy, unless the question is one for which by express provision of applicable law or the 1940 Act, a different vote is required, in which case such express provision shall control the decision of such question.

If an approval is required by the 1940 Act, then, except for the election of trustees, the vote required by the 1940 Act is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Same.
Removal of Trustees by Shareholders	By vote of the shareholders holding a majority of the shares entitled to vote, the shareholders may remove a Trustee with or without cause.	The shareholders may remove Trustees at any meeting of shareholders called by the Trustees for that purpose. A meeting of shareholders for the

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Category	Target Fund	Acquiring Fund
By vote of a majority of the Trustees then in office, the Trustees may remove a Trustee for cause.

purpose of removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of shareholders owning 10% or more of the Shares of the Trust in the aggregate.

By vote of a majority of the Trustees then in office, the Trustees may remove a Trustee with or without cause.

Personal Liability of Shareholders	Neither the Target Trust nor the Trustees, nor any officer, employee or agent of the Target Trust shall have any power to bind personally any shareholder, nor, except as specifically provided in the Target Fund Declaration, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.	No shareholder of the Acquiring Trust shall be subject in such capacity to any personal liability whatsoever to any person in connection with Acquiring Trust Property or the acts, obligations or affairs of the Acquiring Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law.
Trustee Power to Amend Organizational Documents

The Target Fund Declaration may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of shareholders holding a majority of the shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of shares but not the holders of all outstanding series or classes shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series or classes affected and no vote of shareholders of a series or classes not affected shall be required. Amendments having the purpose of changing the name of the Target Trust or of supplying any omission, curing any ambiguity of curing, correcting or supplementing any defective or inconsistent provision contained in the Target Fund Declaration shall not require authorization by shareholder vote.

The bylaws of the Target Fund may be amended, and/or restated at any time, without shareholder approval.

Except as otherwise required by applicable law, the Board generally has the right to amend the Acquiring Fund Declaration without shareholder approval, except that shareholder approval is required for an amendment to the Acquiring Fund Declaration that would materially affect the rights and preferences of any class of shareholders.

The bylaws of the Acquiring Fund may be amended, and/or restated at any time, without shareholder approval.

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What are other key features of the Funds?

Other Service Providers

Administrator

SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Administrator for the Target Fund and Acquiring Fund.

Custodian

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, serves as the custodian for the Target Fund and Acquiring Fund.

Transfer Agent

SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the transfer agent for the Target Fund.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, serves as the transfer agent for the Acquiring Fund.

Independent Registered Public Accounting Firm

KPMG LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm of the Target Fund and Acquiring Fund.

Fiscal Years

The fiscal year end of the Target Fund is September 30. The fiscal year of the Acquiring Fund will be March 31.

Dividends and Distributions

Target Fund: The Target Fund distributes its net investment income, if any, at least annually and makes distributions of its net capital gains, if any, at least annually.

Acquiring Fund: The Acquiring Fund will distribute its net investment income, if any, at least quarterly and makes distributions of its net capital gains, if any, at least annually.

Tax

The Target Fund and Acquiring Fund intend to maintain the required level of diversification and otherwise conduct their operations so as to qualify as regulated investment companies for purposes of the Internal Revenue Code of 1986, as amended (the “Code”).

For more information about the tax implications of investments in the Funds, see the section “Dividends and Distributions” of the Target Fund’s Prospectus, and the Acquiring Fund’s Statement of Additional Information under the heading “Taxes.”

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CONSIDERATIONS OF THE BOARD IN APPROVING THE REORGANIZATION

The Reorganization was reviewed and unanimously approved with respect to the Target Fund at a special meeting of the Board on May 7, 2025 (the “Meeting”), with the advice and assistance of independent legal counsel to the Board. In connection with the Meeting, the Adviser provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, and also responded to questions raised by the Board during the Meeting. The Adviser recommended that the Board approve the Reorganization because of operational and distribution advantages that the Acquiring Fund, as an ETF, would provide compared to the Target Fund, a mutual fund, including the lower overall contractual operating expenses, potentially more efficient portfolio management, the tax-free nature of the Reorganization, and the ability to retain the performance track record of the Target Fund. Other factors the Board considered in connection with the Reorganization, based on information from the Adviser, included the ability for shareholders to redeem or exchange their shares of the Target Fund prior to the Reorganization, the need for Target Fund shareholders to have an account which can accommodate holding ETFs, and that the Acquiring Fund will not issue any fractional shares.

The Board received from the Adviser written materials containing relevant information about the Acquiring Fund and the proposed Reorganization. The Board reviewed detailed information about: (1) the investment objectives, strategies and policies of the Funds; (2) the portfolio management and other service providers of the Funds; (3) the comparability of the investment objectives, policies, restrictions, risks and investments of the Funds; (4) the current expense ratios of the Target Fund’s share classes and the anticipated post-Reorganization expense ratio of the Acquiring Fund; (5) the costs of the Reorganization; (6) operational considerations in conjunction with effecting the Reorganization, including the consolidation of the Target Fund’s two currently outstanding share classes into a single class and the redemption of fractional shares prior to the Reorganization and the need for an account to hold shares of the Acquiring Fund; (7) the federal income tax consequences of the Reorganization to the Target Fund’s shareholders; and (8) the general characteristics of the Funds.

The Board, including the Independent Trustees, also unanimously determined that participation by the Target Fund in the Reorganization would be in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization.

In making these determinations, the Board, including all of the Independent Trustees, did not identify any particular factor or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and individual trustees may have attributed different weights to various factors. These considerations included the following:

Lower Expenses. The Adviser expects that, following the Reorganization, the total annual contractual expenses of the Acquiring Fund will be lower than those of each share class of the Target Fund. Notwithstanding that the contractual management fee rate for the Acquiring Fund is higher than the contractual management fee rate of the Target Fund, the Acquiring Fund’s unitary management fee includes substantially all operating expenses of the Acquiring Fund, while the Target Fund’s contractual advisory fee does not. In addition, the proposed unitary fee for the Acquiring Fund will benefit shareholders because the Adviser will be obligated under the investment advisory agreement to pay substantially all of the Acquiring Fund’s ordinary operating expenses without any increase in the management fee. This obligation to bear fund expenses is part of the Acquiring Fund’s investment advisory agreement with the Adviser and, therefore, cannot be changed without approval of Acquiring Fund shareholders.

Management of the Acquiring Fund. The Acquiring Fund is expected to have the same investment objective, and substantially the same investment policies, strategies, restrictions and risks as the Target Fund, other than certain principal risks inherent to operating as an ETF.

Continuity of Portfolio Management Team. Current shareholders of the Target Fund will experience continuity as the Adviser will serve as the investment adviser to the Acquiring Fund and the sub-adviser and portfolio managers of the Target Fund will also serve as the sub-adviser and portfolio managers of the Acquiring Fund.

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Secondary Market Trading. Shareholders are expected to benefit from the secondary market liquidity of the Acquiring Fund. Shareholders of the Target Fund can only purchase or redeem shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after their order is received by the Target Fund. This NAV is calculated once per business day. Shareholders of the Acquiring Fund, however, will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This flexibility will give shareholders the opportunity to act on purchase and sale decisions immediately, rather than once a day.

Enhanced Distribution Opportunities. The Adviser believes the Reorganization will provide the opportunity for asset growth, which could, in turn, potentially provide economies of scale benefits to shareholders of the Acquiring Fund. Additionally, the Adviser believes that converting the Target Fund to an ETF will produce a larger initial asset base relative to other ETF launches that could also provide certain additional benefits, such as attracting more market interest and visibility from brokers and/or market makers, potentially reducing spreads and trading discounts, and certain other benefits associated with a larger market presence.

Ability to Redeem or Exchange Shares of the Target Fund Prior to the Reorganization. Prior to the Reorganization, Target Fund shareholders who do not wish to invest in the Acquiring Fund may redeem or exchange their Target Fund shares.

Tax-Free Nature. The Reorganization is anticipated to be treated as a tax-free reorganization for federal income tax purposes. Except with respect to cash received in lieu of fractional shares of the Acquiring Fund, shareholders of the Target Fund who hold their shares of the Target Fund through an account that can accept shares of an ETF will become shareholders of the Acquiring Fund without realizing any gain or loss on the transfer of shares for U.S. federal income tax purposes. Additionally, the Target Fund will recognize no gains or losses on the transfer of its assets to the Acquiring Fund, the Acquiring Fund will recognize no gain or loss on receipt of the assets of the Target Fund, and the Acquiring Fund will acquire the Target Fund’s assets with the same tax basis and tax holding periods such assets had in the Target Fund’s hands immediately prior to the Reorganization.

Transparency. While actively-managed mutual funds generally provide only periodic disclosure of their complete portfolio holdings (typically quarterly on a 60-day lag), transparent active (and index) ETFs operate with full, daily transparency of their portfolio holdings. This daily transparency allows for trading participants to manage their risk and more accurately price shares in the secondary market. It also offers financial advisors and their clients an understanding of their portfolio risk each day.

Ability to Retain Performance Track Record. The Acquiring Fund will be able to maintain the Target Fund’s performance track record, which will assist in marketing and distribution efforts. Following the Reorganization, the Target Fund would be the accounting survivor and the Acquiring Fund would assume the historical performance of the Target Fund.

Costs of the Reorganization. The Board considered that the Target Fund will bear and pay all costs and expenses associated with the completion of the Reorganization, including legal expenses and the costs of preparing, printing and mailing this Information Statement. The estimated aggregate costs to be borne by the Target Fund are $250,000.

Target Fund Shareholders’ Need for an Account that May Hold ETF Shares. Shareholders of the Target Fund must have an account that is permitted to hold ETF shares in order to transact in Acquiring Fund shares. The Adviser believes that most shareholders of the Target Fund currently have accounts that will permit them to hold shares of the Acquiring Fund immediately following the Reorganization. Shareholders who hold shares of the Target Fund through accounts that cannot accept ETF shares (such as those of the Acquiring Fund) will not receive Acquiring Fund shares in the Reorganization. Instead, their investments in the Target Fund will be liquidated on [August 22, 2025], and they will receive a cash payment equal to the NAV of their Target Fund shares.

Consolidation of Target Fund Classes Prior to Reorganization; No Fractional Shares of the Acquiring Fund. The Target Fund’s two currently outstanding share classes will be consolidated into a single class prior to the Reorganization with the same aggregate NAV, using the lower expense ratio of Class Y shares, because the Acquiring Fund offers a single share class. In addition, the Acquiring Fund does not issue fractional shares so fractional shares of the Target Fund held by a shareholder immediately prior to the Reorganization will be redeemed at net asset value. The proceeds of this redemption will result in a cash payment to those shareholders who own fractional shares of the Target Fund, which may be a taxable event to such shareholder.

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INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the Plan for more complete information about the Reorganization. The Plan has been filed as Exhibit A to this Prospectus/Information Statement.

How will the Reorganization be carried out?

The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan.

The Reorganization of the Target Fund into the Acquiring Fund is expected to take place immediately prior to the open of trading on the New York Stock Exchange on August 25, 2025 (the “Closing Date”), or such other date as the parties may agree. The Acquiring Fund will open for trading on August 25, 2025.

Prior to the Reorganization, the share classes of the Target Fund will be consolidated into a single class of shares with the same aggregate NAV, using the lower expense ratio of Class Y shares. This share class consolidation is not expected to result in shareholders of either share class recognizing gain or loss for U.S. federal income tax purposes. After such consolidation, but prior to closing of the Reorganization, any fractional shares held by shareholders will be redeemed, and the Target Fund will distribute the redemption proceeds to those shareholders. The redemption of shareholders’ fractional shares will be a taxable event for such shareholders and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through an account (including, but not limited to a brokerage account, or an account held at an intermediary, platform or other custodian) that can accept shares of an ETF (the Acquiring Fund). However, if you hold your shares of the Target Fund through an account that cannot accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on [August 22, 2025] and you will receive cash equal in value to the net asset value (“NAV”) of your Target Fund shares. Such liquidation will result in a cash payment, which will be a taxable sale of shares for shareholders who hold such shares in a taxable account.

The Plan further provides that the Target Fund will convey to the Acquiring Fund all of its properties and assets and all liabilities as of the close of the New York Stock Exchange (normally 4:00 pm Eastern Time) on the business day immediately preceding the Closing Date (the “Valuation Time”). In consideration, the Acquiring Fund will deliver to the Target Fund shares of the Acquiring Fund having an aggregate NAV equal to the aggregate value of the net assets of the Target Fund, as determined pursuant to the terms of the Plan. Immediately after the transfer of its property, assets and existing liabilities, the Target Fund will distribute shares of the Acquiring Fund received by the Target Fund, on a pro rata basis, to holders of shares of the Target Fund who hold their shares of the Target Fund through an account that can accept shares of an ETF, in redemption of all outstanding shares of the Target Fund and in complete liquidation and termination of the Target Fund. The Acquiring Fund will assume all liabilities of the Target Fund.

At the Valuation Time, the Target Fund’s assets will be valued pursuant to the Target Trust’s valuation procedures, and, therefore, the net asset value of the shares you hold is not expected to change as a result of the Reorganization.

The Plan contains a number of conditions precedent that must occur before the Target Trust and Acquiring Trust are each obligated to proceed with the Reorganization. These include, among others, that: (1) the Acquiring Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Information Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective; and (2) the Target Trust and Acquiring Trust receive from Morgan, Lewis & Bockius LLP the tax opinion discussed below under “Federal Income Tax Consequences of the Reorganization.”

The Board may abandon the Plan prior to the Closing Date if it determines that the consummation of the Reorganization is not in the best interest of the Target Trust or the Acquiring Trust.

Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should consider redeeming their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. Shareholders may also exchange their shares of the Target Fund for shares of another eligible mutual fund managed by the Adviser prior to the Reorganization as described in the Target Fund’s Prospectus. Exchanging Target Fund shares into another eligible mutual fund is also a taxable event similar to redeeming Target Fund shares.

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Who will pay the expenses of the Reorganization?

The Target Fund will bear and pay all costs and expenses associated with the completion of the Reorganization, including legal expenses and the costs of preparing, printing and mailing this Information Statement. The Adviser does not expect the Target Fund or the Acquiring Fund to bear any portfolio repositioning costs in connection with the Reorganization.

The estimated aggregate costs to be borne by the Target Fund are $250,000. The payment of such fees and expenses will be considered an extraordinary fund expense by the Target Fund and, therefore, will not be subject to any voluntary expense limitation or reimbursement agreement.

What are the capitalizations of the Fund and what might the Acquiring Fund’s capitalization be after the Reorganization?

The following table sets forth as of May 31, 2025, the capitalizations of the Funds. The table also shows the pro forma capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization as of May 31, 2025. Prior to the Reorganization, the share classes of the Target Fund will be consolidated into a single class of shares with the same aggregate NAV, using the lower expense ratio of Class Y shares. At the closing of the Reorganization, shareholders of the Target Fund will receive the Acquiring Fund Shares (less the amount of cash in lieu of fractional shares, if any, received immediately prior to the Reorganization) based on the relative NAV per share of the Acquiring Fund on the Closing Date.

The actual capitalization of the Target Fund is likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity and will depend on market conditions at the time the Reorganization is carried out. The Acquiring Fund is a shell fund that will commence operations on the Closing Date. The Target Fund will be the accounting survivor for financial statement purposes.

	Target Fund - Class F2	Target Fund - Class Y2	Acquiring Fund[3]	Pro Forma Adjustment	Pro Forma – Acquiring Fund after Reorganization (estimated)
Net assets ($)	$167,866,948	$17,512,616	N/A	($250,000)[4]	$185,129,565
Total shares outstanding	16,956,676.973	1,765,375.053	N/A	($11,316,870)	7,405,182.000
Net asset value per share ($)[1]	$9.90	$9.92	N/A	——	$25.00[5]

[1]	Per share amounts may not reconcile due to rounding of net assets and/or shares outstanding.
[2]	Holders of Class F and Class Y shares of the Target Fund will each receive shares of the Acquiring Fund upon closing of the Reorganization as contemplated in the Plan. The Acquiring Fund does not offer multiple share classes.
[3]	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
[4]	Pro Forma Adjustments reflect the estimated costs of the Reorganization attributable to the Target Fund.
[5]	It is the Adviser’s intent for the Acquiring Fund to have a starting NAV of $25 per share.

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The tables above assume that the Reorganization occurred on May 31, 2025. The tables are for informational purposes only. No assurance can be given as to how many Acquiring Fund Shares will be received by shareholders of the Target Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after that date.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

Each Fund has qualified since its inception, or if newly organized, intends to qualify for treatment as a “regulated investment company” under Subchapter M of the Code.

As a condition to Closing, Morgan, Lewis & Bockius LLP will render an opinion to the Target Fund and the Acquiring Fund substantially to the effect that, for federal income tax purposes:

i.	The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by such Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

ii.	No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for (a) Acquiring Fund Shares and (b) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

iii.	No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of such Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

iv.	No gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares by such Target Fund to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

v.	The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

vi.	The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by such Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

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vii.	No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for the Acquiring Fund Shares pursuant to Section 354(a) of the Code.

viii.	The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

ix.	The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund will include the holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

x.	The consummation of the Reorganization will not terminate the taxable year of the Target Fund.

Such opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Morgan, Lewis & Bockius LLP will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed as to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Such opinion will be conditioned upon the performance by the Target Fund and the Acquiring Fund of their respective undertakings in the Plan and upon the representation letters provided by officers of the Funds to Morgan, Lewis & Bockius LLP. A copy of the opinion will be filed with the SEC and will be available for public inspection.

Neither the Target Fund nor the Acquiring Fund has requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Significant holders of shares of the Target Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of the Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation § 1.368-3(b).

If you acquired different blocks of shares of the Target Fund at different times or for different prices, you should consult your tax adviser concerning the treatment of the basis and holding period for the different blocks of stock in the Reorganization.

This discussion is only a general summary of certain federal income tax consequences. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign tax consequences of the Reorganization. You should consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization.

INFORMATION ABOUT THE FUNDS

Information about the Target Fund and the Acquiring Fund is included in such Target Fund’s and Acquiring Fund’s Prospectus. The Prospectus of the Target Fund is incorporated by reference into and is considered a part of this Prospectus/Information Statement. Additional information about the Target Fund and the Acquiring Fund is included in its Statement of Additional Information. The SAI relating to this Prospectus/Information Statement is also considered part of this Prospectus/Information Statement and is incorporated by reference into this

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Prospectus/Information Statement. Information about the Target Fund is also included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2024.

You may request a free copy of each Fund’s Prospectus and SAI, and the Target Fund’s Annual or Semi-Annual Report to Shareholders, the SAI relating to this Prospectus/Information Statement, and other information by calling 1-800-DIAL-SEI or by writing to the Funds’ distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The Trust files Information materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be viewed on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

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PRINCIPAL HOLDERS OF SHARES

As of May 31, 2025, the officers and directors of the Target Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Target Fund’s outstanding shares. As of May 31, 2025, the Acquiring Fund was not operational and, therefore, had no shareholders.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of the Target Fund, no other persons owned (beneficially or of record) 5% or more of the outstanding shares of any class of the Target Fund as of June 10, 2025, except as listed in Exhibit D to this Prospectus/Information Statement. Upon completion of the Reorganization, it is expected that those persons disclosed in Exhibit D as owning 5% or more of the Target Fund’s outstanding shares will continue to own in excess of 5% of the then outstanding shares of the Acquiring Fund.

By Order of the Board of Trustees

Robert A. Nesher President and Chief Executive Officer

June 25, 2025

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EXHIBITS TO PROSPECTUS/INFORMATION STATEMENT

Exhibit

A.	Form of Agreement and Plan of Reorganization

B.	Fundamental and Non-Fundamental Investment Policies

C.	Financial Highlights

D.	Principal Holders of Securities of the Funds

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [___] day of [____], 2025, by and among (i) SEI Institutional Managed Trust (the “Target Entity”), on behalf of its series listed under the heading “Target Fund” on Schedule A attached hereto (the “Target Fund”); (ii) SEI Exchange Traded Funds (the “Acquiring Entity”), on behalf of its series listed under the heading “Acquiring Fund” on Schedule A (the “Acquiring Fund”) (altogether, the “Funds”); and (iii) solely for the purposes of Sections 4.3, 5.1(f) and 9.2, SEI Investments Management Corporation (the “Adviser”), investment adviser of the Acquiring Fund and the Target Fund. Other than the Target Fund and the Acquiring Fund, no other series of the Target Entity or the Acquiring Entity are parties to this Agreement.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction (the “Reorganization”) pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.1(b)) in exchange solely for shares of the Acquiring Fund (“Acquiring Fund Shares”) (the value of which shall be determined as of the Valuation Time (as defined in Section 2.1(d)) and the assumption of all of the Liabilities (as defined in Section 1.1(c)) of the Target Fund), and (ii) the Target Fund will distribute such Acquiring Fund Shares to shareholders of the Target Fund, in connection with the complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquiring Fund is a “shell” series of the Acquiring Entity created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;

WHEREAS, each of the Target Entity and Acquiring Entity is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and

WHEREAS, the Target Fund and the Acquiring Fund each intend (i) this Agreement to be, and adopt it as, a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and Section 1.368-2(g) of the U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), and (ii) that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1) of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1          The Target Entity and Acquiring Entity each agrees to take the following steps with respect to the Reorganization:

(a)            The Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities, as defined in Section 1.1(c), and deliver to the Target Fund the number of full Acquiring Fund Shares determined in the manner set forth in Section 2.

(b)            The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Date (as defined in Section 2.1(e)) (collectively, “Assets”).

(c)            The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date (as defined in Section 3.1). The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Valuation Time (as defined in Section 2.1(d)) (collectively, “Liabilities”).

(d)            As soon as reasonably practicable after the Closing (as defined in Section 3.1), the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distributions will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares.

(e)            Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

2.	VALUATION

2.1          With respect to the Reorganization:

(a)            The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (as defined in Section 2.1(d) below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Target Entity’s Board of Trustees.

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(b)            The number of Acquiring Fund Shares issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall be determined by dividing the aggregate net value (calculated at the Valuation Time in accordance with paragraph 2.1) of the Target Fund by the net asset value per share of the Acquiring Fund, which shall be [$25] or an amount otherwise agreed to by the parties

(c)            The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the shares of the Target Fund’s Assets (described in Section 2.1(a)) by the number of Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)).

(d)            “Valuation Time” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

(e)            “Valuation Date” shall mean the business day immediately preceding the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1          The Reorganization shall close on [August 25], 2025 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganizations (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2          With respect to the Reorganization:

(a)            The Target Fund’s Assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Entity shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Assets are deposited, the Target Fund’s Assets so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such Assets purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered Assets if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

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(b)            The Target Entity shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Target Entity stating that all such taxes have been paid or provision for payment has been made.

(c)            At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d)            The Target Entity shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Entity, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall cause to be issued and delivered to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Target Entity that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)            In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Target Entity or Acquiring Entity or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or on such later date as agreed to by the Target Fund and Acquiring Fund.

3.3            Prior to the Closing, the Target Fund (i) shall consolidate its outstanding share classes into a single class (a “Share Class Consolidation”) so that it has a single class of shares outstanding and so that each holder of that single class of shares holds shares of that single class

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immediately after the Share Class Consolidation with an aggregate value equal to the aggregate value of any shares of the Target Fund held immediately prior to the Share Class Consolidation, and (ii) following the Share Class Consolidation (but, for the avoidance of doubt, prior to the Closing), shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund’s transfer agent.

4.	REPRESENTATIONS AND WARRANTIES

4.1          The Target Entity, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a)            Due Formation, Valid Existence and Good Standing. The Target Fund is duly organized as a series of the Target Entity, which is a business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust and by-laws, as each may have been amended from time to time and are currently in effect (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b)            Effective 1940 Act and 1933 Act Registrations. The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)            No Consent or Approval Required. No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)            Registration Statement Compliance. The current prospectus and statement of additional information of the Target Fund included in the Target Fund’s registration statement on Form N-1A (respectively, the “Prospectus” and “Statement of Additional Information”) and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)            Investment Activity Compliance. The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s Prospectus and Statement of Additional Information;

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(f)            Good Title. Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g)            No Violation or Acceleration. The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Entity’s Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Entity is a party or by which it is bound;

(h)            No Litigation. No litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Entity’s knowledge, threatened against the Target Entity or the Target Fund that, if adversely determined, would materially and adversely affect the Target Entity’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Entity, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Target Entity nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)            Financial Statements. The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm, which is identified in the Target Fund’s Prospectus or Statement of Additional Information. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date(s) in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date(s) not disclosed therein;

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(j)            No Material Adverse Change in Financial Condition. Since the last day of either (i) the fiscal year covered by the Target Fund’s most recent annual report to shareholders, or (ii) the fiscal half-year covered by the Target Fund’s most recent semi-annual report to shareholders, whichever is more recent, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(k)            Due Authorization, Valid Issuance and Non-Assessability of Shares. All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Target Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(l)            Authority and Enforceability. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Target Entity, on behalf of the Target Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)            Information for Use in N-14. Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include an information statement informing Target Fund shareholders of the Reorganization and such other matters to which as the parties may agree (the “N-14 Registration Statement”) and such information, as of the date provided through the date of the meeting of shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Entity for use therein;

(n)            Books and Records. The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(o)            Material Contracts and Commitments. Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

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(p)            No Other Distribution of Acquiring Fund Shares. The Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;

(q)            Tax Returns. On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Entity’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(r)            Regulated Investment Company Qualification. The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes, and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated

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investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code with respect to any taxable year or calendar year ending before the Closing Date;

(s)            No Notice from Tax Authorities. The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (q) or (r) of this Section 4.1;

(t)            Section 368(a)(3)(A) Representation. The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(u)            Organizational Fees and Expenses. The Target Fund has no unamortized or unpaid organizational fees or expenses;

(v)            Dividends and Other Distributions. The Target Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder;

(w)            No Corporate-Level Taxation. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder;

(x)            Fiscal Year End. The Target Fund has maintained since formation its September 30 fiscal year-end for U.S. federal income tax purposes, and has never changed its September 30 fiscal year-end for U.S. federal income tax purposes, by for example, filing Internal Revenue Service Form 1128 “Application to Adopt, Change, or retain a Tax Year”; and

4.2          The Acquiring Entity, on behalf of itself or, where applicable, the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a)            Due Formation, Valid Existence and Good Standing. The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is a statutory trust duly formed and validly existing under the laws of the State of Delaware with power under its Governing Documents, to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder.

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(b)            Effective 1940 Act Registration. The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c)            Effective 1933 Act Registration. Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;

(d)            No Consent or Approval Required. No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Entity of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(e)            Registration Statement Compliance. The prospectuses and statements of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f)            No Violation or Acceleration. The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Entity’s Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

(g)            No Litigation. No litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Entity’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such litigation, proceedings or investigation and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

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(h)            All Actions Taken. By the Closing, the Acquiring Entity’s board of trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

(i)            No Other Consideration. No consideration other than the Acquiring Fund Shares, and the Acquiring Fund’s assumption of the Target Fund’s Liabilities, will be issued in exchange for the Target Fund’s assets in the Reorganization;

(j)            Authority and Enforceability. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of the trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k)            Due Authorization, Valid Issuance and Non-Assessability of Shares. The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity and the Acquiring Fund;

(l)            Information for Use in N-14. The information provided by the Acquiring Fund for use in the N-14 Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which such statements were made, not misleading, on the effective date of such N-14 Registration Statement, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and

(m)            Regulated Investment Company Status. Subject to the accuracy of the representations and warranties in paragraph 4.1(r), for the taxable year that includes the Closing Date, the Acquiring Entity expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

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(n)            Assets, Liabilities and Launch. As of the Closing Date, the Acquiring Fund will have no assets (other than any seed capital invested by the Acquiring Fund’s sole initial shareholder) and no liabilities. The Acquiring Fund has not commenced investment operations and will not commence investment operations until after the Closing.

4.3            The Adviser represents and warrants to the Target Entity and Acquiring Entity as follows:

(a)            The Adviser is a corporation, duly formed, validly existing and in good standing under the laws of the State of Delaware.

(b)            The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Adviser, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Adviser, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

5.	COVENANTS

5.1            With respect to Reorganization:

(a)            The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.

(b)            The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, the N-14 Registration Statement.

(c)            The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(d)            The Target Entity, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name,

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address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Entity may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(e)            Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. In particular, the Target Entity and the Adviser each covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s Assets and otherwise to carry out the intent and purpose of this Agreement.

(f)            Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.

(g)            It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.

(h)            Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Returns relating to tax periods ending on

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or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(i)            The Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior six (6) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(j)            The Target Entity, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Acquiring Entity, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Entity retains all rights, and is subject to all causes of action and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(k)            The Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Target Entity’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Target Entity, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

(l)            The Target Entity agrees that the liquidation of the Target Fund will be effected in the manner provided in the Target Entity’s Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its immediate liquidation.

(m)            Neither Target Fund nor Acquiring Fund shall take any action that is inconsistent with the representations set forth herein.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1            With respect to the Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transaction provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Entity and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

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(a)            All representations and warranties of the Acquiring Entity and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b)            The Acquiring Entity shall prepare on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transaction contemplated by this Agreement;

(c)            The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Date; and

(d)            The Board of Trustees of the Acquiring Entity shall have approved this Agreement and the transaction contemplated hereby in accordance with Rule 17a-8 under the 1940 Act.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1            With respect to Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Entity and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)            All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b)            The Target Entity shall prepare on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transaction contemplated by this Agreement;

(c)            The Target Entity, on behalf of the Target Fund, shall have prepared (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the

15

extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d)            The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;

(e)            The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Date; and

(f)            The Board of Trustees of the Target Entity shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Target Entity or the Acquiring Entity, as applicable, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1            The Agreement shall have been approved by the requisite vote of the Board of Trustees of the Target Entity and Acquiring Entity in accordance with the provisions of the Target Entity’s and Acquiring Entity’s respective Governing Documents, Massachusetts law and Delaware law, as applicable, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2            On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3            All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4            The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

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8.5            The Target Entity and Acquiring Entity shall have received on or before the Closing Date an opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably acceptable to the Target Entity and Acquiring Entity, as to the matters set forth on Schedule B. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon such representations contained in certificates of officers of the Target Entity and Acquiring Entity and others as it may reasonably request, and the officers of the Target Entity and Acquiring Entity shall use their reasonable efforts to obtain and make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of the Reorganization on a Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (ii) the redemptions described in Section 3.3 of this Agreement, or (ii) any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.5.

9.	FEES AND EXPENSES

9.1            The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2            Except as otherwise provided for herein, all expenses that are solely and directly related to the Reorganization contemplated by this Agreement will be borne by the Target Fund. Such expenses include, without limitation, to the extent solely and directly related to the Reorganization contemplated by this Agreement: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Target Fund’s shareholders are resident as of the date of the mailing of the Information Statement/Prospectus to such shareholders; (iv) accounting fees; and (v) legal fees. The Target Fund will pay for the costs and expenses relating to the printing and mailing of the Registration Statement. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by the Acquiring Fund or the Target Fund to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquiring Fund or the Target Fund or on any of their respective shareholders.

10.	COOPERATION AND EXCHANGE OF INFORMATION

The Target Entity or its respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its

17

taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Entity to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Entity have concluded that, based on their evaluation of the effectiveness of the Target Entity’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Target Entity with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Target Entity on Forms N-CSR or any forms adopted by the Commission in replacement of Forms N-CSR.

11.	INDEMNIFICATION

11.1            With respect to the Reorganization, the Acquiring Entity, out of the assets of the Acquiring Fund, agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

11.2            With respect to the Reorganization, the Target Entity, out of the assets of the Target Fund, agrees to indemnify and hold harmless the Acquiring Entity and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

12.	ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

12.1            Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

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12.2            The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by the Target Entity or Acquiring Entity, as applicable, if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (ii) by the Target Entity or Acquiring Entity, as applicable, if any condition precedent to its obligations set forth herein has not been fulfilled; or (iii) if a determination is made by the Target Entity’s or Acquiring Entity’s Board of Trustees that the consummation of the transaction contemplated herein is not in the best interest of the Target Entity or Acquiring Entity, as applicable. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Section 9, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

15.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

15.1            The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2            This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

15.3            This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4            This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

15.5            It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents,

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or employees personally, but shall bind only the property of (i) the Target Fund or the Acquiring Fund, as applicable, as provided in the Governing Documents and (ii) the other parties. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

15.6            A copy of the Declaration of Trust of the Target Entity is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Target Entity shall have any personal liability under this Agreement, and that insofar as it relates to the Target Fund, this Agreement is binding only upon the assets and properties of the Target Fund.

15.7            A copy of the Declaration of Trust of the Acquiring Entity is on file with the Secretary of the State of Delaware, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Entity shall have any personal liability under this Agreement, and that insofar as it relates to the Acquiring Fund, this Agreement is binding only upon the assets and properties of the Acquiring Fund.

15.8            Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

15.9            Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

15.10            A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

15.11            Notwithstanding any other provision of this Agreement, the requirement to deliver a certificate at Closing may be waived by the party to which it is required to be delivered.

16.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

For the Target Entity:

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SEI Institutional Managed Trust

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Attn: David McCann

For the Acquiring Entity:

SEI Exchange Traded Funds

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Attn: David McCann

For the Adviser:

SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Attn: David McCann

[Signature page follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

SEI Institutional Managed Trust,
on behalf of its series listed on Schedule A hereto

By:
Name:
Title:

SEI Exchange Traded Funds,
on behalf of its series listed on Schedule A hereto

By:
Name:
Title:

SEI Investments Management Corporation
solely for the purposes of Sections 4.3, 5.1(f) and 9.2 of this Agreement

By:
Name:
Title:

SCHEDULE A

TARGET FUND	ACQUIRING FUND
SIMT Liquid Alternative Fund	SEI Liquid Alternative ETF

Schedule B

Tax Opinions

With respect to the Reorganization for U.S. federal income tax purposes:

i.	The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, solely in exchange for such Acquiring Fund Shares and the assumption by such Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by such Target Fund to its shareholders of such Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

ii.	No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for (a) such Acquiring Fund Shares and (b) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

iii.	No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

iv.	No gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares by the Target Fund to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

v.	The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of such Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

vi.	The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

vii.	No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for the Acquiring Fund Shares pursuant to Section 354(a) of the Code.

viii.	The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

ix.	The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund will include the holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

x.	The consummation of the Reorganization will not terminate the taxable year of the Target Fund.

EXHIBIT B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

The following investment limitations are fundamental policies of the Funds, which cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term “majority of outstanding shares” means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Funds may:

1.	Borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
2.	Make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
3.	Purchase or sell commodities, commodities contracts and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
4.	Underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
5.	Purchase securities of an issuer, except if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Each Fund may not:

1.	Concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.
2.	Issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies of the Funds

The following limitations are non-fundamental policies of the Funds and, other than with respect to item 7 below, may be changed by the Board without a vote of shareholders.

The Funds may not:

1.	Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with applicable law or as otherwise contractually required.
2.	Purchase or hold illiquid investments, i.e., any investment that the fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investment, if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.
3.	Purchase any securities that would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the

U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.
4.	Borrow money in an amount exceeding 331/3% of the value of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets), provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.
5.	Make loans if, as a result, more than 331/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.
6.	Invest in unmarketable interests in real estate limited partnerships or invest directly in real estate except as permitted by the 1940 Act. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).
7.	With respect to 75% of its assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The Funds may:

1.	Purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

EXHIBIT C

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the applicable share classes of the Target Fund for the periods listed below. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Target Fund (assuming reinvestment of all dividends and distributions).

The information below for periods ended on or before September 30, 2024 has been derived from the financial statements audited by KPMG LLP, the Target Fund’s independent registered public accounting firm. KPMG LLP’s report, along with the Target Fund’s financial statements, are incorporated by reference into the Target Fund’s SAI. The Target Fund’s audited financial statements dated September 30, 2024, including notes thereto and the report of KPMG LLP, are included in the most recent Form N-CSR for the Fund, and are incorporated by reference herein. The information for the Target Fund provided below for the six-month period ended on March 31, 2025 has not been audited.

As of the date of this combined Prospectus/Information Statement, the Acquiring Fund has not commenced operations. Therefore, the Acquiring Fund does not have financial highlight information.

FOR THE YEARS OR PERIODS ENDED SEPTEMBER 30, (UNLESS OTHERWISE INDICATED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses)	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Target Fund – Class F
2025(2)	$10.62	$0.16	$(0.43)	$(0.27)	$(0.34)	$(0.24)	$(0.58)	$9.77	(2.79)%	$171,354	1.07%(3)	1.10%	3.19%	—%
2024	10.16	0.39	0.34	0.73	(0.18)	(0.09)	(0.27)	10.62	7.39	183,858	1.04	1.10	3.72	—
2023(4)	10.00	0.15	0.01	0.16	—	—	—	10.16	1.60	531	1.04	4.16	5.70	—
Target Fund – Class Y
2025(2)	$10.64	$0.18	$(0.44)	$(0.26)	$(0.36)	$(0.24)	$(0.60)	$9.78	(2.67)%	$17,751	0.82%(5)	0.85%	3.44%	—%
2024	10.17	0.42	0.32	0.74	(0.18)	(0.09)	(0.27)	10.64	7.52	19,875	0.80	0.96	4.00	—
2023(4)	10.00	0.10	0.07	0.17	—	—	—	10.17	1.60	10,827	0.80	1.89	3.85	—

†            Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.
(2)	Reflects information for the period ended March 31, 2025.
(3)	The expense ratio includes a proxy fee expense. Had this expense been excluded the ratio would have been 1.05%.
(4)	Commenced operations on June 30, 2023. All ratios for the period have been annualized.
(5)	The expense ratio includes a proxy fee expense. Had this expense been excluded the ratio would have been 0.80%.

Amounts designated as “—” are $0 or have been rounded to $0.

EXHIBIT D

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names, addresses and percent ownership of each person who, as of June 10, 2025, to the best knowledge of the Target Trust, owned 5% or more of the outstanding shares of each class of the Target Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of the Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Class	Shareholder Name and Address	Share Amount	Percentage of Class (%)
Class F Shares	SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	15,865,227.510	93.86%
Class Y Shares	SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	756,278.803	42.79%
Class Y Shares	SEI Asset Allocation Trust Moderate Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	373,905.185	21.16%
Class Y Shares	SEI Asset Allocation Trust Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	267,605.622	15.14%
Class Y Shares	SEI Asset Allocation Trust Core Market Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	135,955.121	7.69%

PART B

STATEMENT OF ADDITIONAL INFORMATION

Dated [Date], 2025

SIMT LIQUID ALTERNATIVE FUND

A series of

sei institutional managed trust

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Sei LIQUID ALTERNATIVE etf

A series of

sei exchange traded funds

One Freedom Valley Drive

Oaks, Pennsylvania 19456

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of the assets and assumption of the liabilities of the SIMT Liquid Alternative Fund (the “Target Fund”), a series of SEI Institutional Managed Trust (the “Target Trust”) by and in exchange for shares of the SEI Liquid Alternative ETF (the “Acquiring Fund”), a series of SEI Exchange Traded Funds (the “Acquiring Trust”).

This SAI, which is not a prospectus, supplements and should be read in conjunction with the combined Prospectus/Information Statement for the Acquiring Fund dated [Date], 2025 (the “Prospectus/Information Statement”). You may request a free copy of the Prospectus/Information Statement without charge by calling 1-800-DIAL-SEI or by writing to the Target Trust’s and Acquiring Trust’s distributor, SEI Investments Distribution Co. (the “Distributor” or “SIDCo.”), One Freedom Valley Drive, Oaks, Pennsylvania 19456.

i

General Information

This SAI relates specifically to the proposed reorganization of the Target Fund into the Acquiring Fund, pursuant to an Agreement and Plan of Reorganization (the “Plan”), which provides for: (i) acquisition by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the property and other assets of the Target Fund, in exchange solely for (a) shares of beneficial interest, no par value, of the Acquiring Fund, and (b) assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund; (ii) distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests, (iii) the complete liquidation of the Target Fund; and (iv) termination of the Target Fund as a series of the Target Trust as soon as practicable after the distribution.

Additional information regarding the proposed Reorganization is included in the combined Prospectus/Information Statement and in the documents, listed below, that are incorporated by reference into this SAI.

The Acquiring Fund is a newly-formed “shell” that has not yet commenced operations and has not published any annual or semi-annual shareholder reports. The Acquiring Fund is expected to commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund.

Attached hereto as Exhibit A is the Preliminary Statement of Additional Information of the Acquiring Fund.

1

Supplemental Financial Information

A table showing the fees and expenses of the Target Fund’s share classes and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?” of the Prospectus/Information Statement.

The Reorganization is not expected to result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Accordingly, a schedule of investments modified to show the effects of the change is not required and is not included for the Target Fund. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences between the accounting, tax, and valuation policies of the Target Fund and the Acquiring Fund.

The Target Fund will be the accounting survivor and performance survivor of the Reorganization.

2

Federal Income Taxes

Please see “Federal Income Tax Consequences of the Reorganization” in the Combined Prospectus/ Information Statement for a discussion of the tax effects of the Reorganization.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to eliminate a fund-level tax, and therefore to distribute at least annually all of its investment company taxable income, its net-tax exempt interest income, if any, and its net realized capital gains, if any, to shareholders. After the Reorganization, the Acquiring Fund intends to continue to comply with these requirements to qualify as a regulated investment company that pays no fund-level tax.

3

Incorporation of Documents by Reference into the SAI

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

●	The prospectus of the SIMT Liquid Alternative Fund, dated January 31, 2025, as supplemented and amended to date (File No. 811-04878; SEC Accession No. 0001104659-25-009560);

●	The statement of additional information of the SIMT Liquid Alternative Fund, dated January 31, 2025, as supplemented and amended to date (File No. 811-04878; SEC Accession No. 0001104659-25-009560);

●	Semi-Annual Report to shareholders of the SIMT Liquid Alternative Fund for the fiscal period ending March 31, 2025 (File No. 811-04878; SEC Accession No. 0001398344-25-011586); and

●	Annual Report to shareholders of SIMT Liquid Alternative Fund for the fiscal year ending September 30, 2024 (File No. 811-04878; SEC Accession No. 0001398344-24-023057).

4

EXHIBIT A

SEI Exchange Traded Funds

Statement of Additional Information

Dated [XX]

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following series of SEI Exchange Traded Funds (the “Trust”):

Fund	Ticker	Listing Exchange
SEI Liquid Alternative ETF	[XXXX]	NASDAQ

This SAI expands upon and supplements the information contained in the current Prospectus for the Fund listed above, a series of the Trust, a Delaware statutory trust. The series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Prospectus for the Fund is dated [XX], as amended and supplemented from time to time. The Predecessor Fund's audited financial statements dated September 30, 2024, including notes thereto and the report of the Predecessor Fund's independent registered public accounting firm thereon, are included in the most recent Form N-CSR for the Predecessor Fund, and are incorporated by reference into this SAI. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus for the Fund may be obtained without charge by writing to the Trust’s distributor, SEI Investments Distribution Co. (the “Distributor” or “SIDCo.”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, calling 1-800-DIAL-SEI or visiting www.seic.com/fundprospectuses. The Fund’s Prospectus is incorporated by reference into this SAI.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

General Description of the Trust and the Fund

The Trust was organized as a Delaware statutory trust on October 7, 2021 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). The Fund is a diversified series of the Trust as defined in the 1940 Act.

The Fund offers and issue shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Unlike mutual funds, the Fund’s shares are not individually redeemable securities. Instead, shares are redeemable only in Creation Units by Authorized Participants (as defined in the Creation and Redemption of Creation Units-Role of the Authorized Participant section of this SAI), and, generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally 25,000 or multiples thereof. The Fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, transaction fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserves the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Once created, the Fund’s shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing the Fund’s shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. Unlike index-based ETFs, the Fund is “actively managed” and does not seek to replicate the performance of a specified index.

History of the Fund. The Fund will be the successor to the SIMT Liquid Alternative Fund (the “Predecessor Fund”), a series of SEI Institutional Managed Trust. The reorganization of the Predecessor Fund into the Fund is expected to occur on August 18, 2025 (the “Reorganization”). The Fund will have the same investment objective, and substantially the same investment policies, strategies, restrictions and risks as the Predecessor Fund

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and in other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

In order to provide additional information regarding the intra-day value of shares of the Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated iNAV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the iNAV and makes no representation or warranty as to the accuracy of the iNAV. Shares of the Fund trade on the Listing Exchange or in the secondary market at prices that may differ from their NAV because such prices may be affected by market forces (such as supply and demand for the Fund’s shares). The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.

The base and trading currency of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Listing Exchange.

The Fund is not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

Investment Strategies and Risks

The Fund is managed by SIMC and sub-advised by one or more Sub-Advisers in accordance with the strategies described below.

SEI LIQUID ALTERNATIVE ETF—The investment objective of the Fund is long-term capital appreciation.

Under normal circumstances, the Fund will take long and short positions in investments that provide broad exposure to the global equity, fixed income and currency markets. The Fund will invest primarily in exchange-traded derivative instruments, including futures, options, and swaps, but to a lesser extent may invest in derivative instruments that are traded over-the-counter, such as forwards. The Fund primarily will hold cash and/or invest in money market instruments to collateralize its derivative positions. Additionally, the Fund will invest from time-to-time in shares of ETFs, such as U.S. or non-U.S. corporate bond ETFs.

The Fund seeks to achieve returns similar to the total return (before taking into account the Fund's fees and expenses) of a model portfolio of alternative investment strategies, which primarily consists of hedge funds (the "Composite") calculated by the Sub-Adviser, at the direction of SIMC.

The Composite consists of two components (each a "sleeve"): a multi-strategy sleeve and a managed futures sleeve, each discussed below.

Multi-Strategy Sleeve. The multi-strategy sleeve consists of the average total return of the 50 largest hedge funds (excluding managed futures funds), equally weighted. The list of hedge funds is determined by the monthly reporting of assets under management to the Eurekahedge database, which is reconstituted annually. This sleeve will include exposure to a cross-section of alternative investment strategies, including, but not limited to, the following:

•	Equity long/short strategies seek to generate positive absolute returns by long and short investing, based on fundamental evaluations, research and various analytical measurements (e.g., statistical, technical or other factors), in equity and equity-related investments.

•	Global Macro strategies seek to analyze macroeconomic variables to forecast future moves in global asset prices. A variety of different trading and investing styles can be utilized to identify opportunities across an unconstrained universe of markets and investments.

•	Event Driven strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. Event Driven investing involves taking a view on the likelihood and potential outcome of certain types of corporate events, including business combinations, recapitalizations, restructurings, management changes, and other situations, and taking a long and/or short position in the company's equity and/or debt securities.

•	Relative Value strategies seek to identify and benefit from price discrepancies between related assets (assets that share a common financial factor, such as interest rates, an issuer or an index). Relative value opportunities generally rely on arbitrage (i.e., the simultaneous purchase and sale of the same or similar asset in different markets to benefit from differences in price).

SIMC, in connection with its management of the overall strategy to achieve returns similar to the total return of the Composite and thus the return of the overall hedge fund market, may instruct the Sub-Adviser at any time to discontinue the use of any of these strategies or add one or more new strategies.

Managed Futures Sleeve. The managed futures sleeve is designed to reflect the total return of a selected pool of the largest commodity trading advisor fund managers, which are managers that use futures or forward contracts to achieve their investment objectives.

The Sub-Adviser generally expects to maintain an approximate 60/40 weighting between the multi-strategy sleeve and the managed futures sleeve, respectively, within the Composite, but the Adviser and/or Sub-Adviser may increase or decrease a sleeve’s weighting within the Composite if either the Adviser or Sub-Adviser determines that a weighting adjustment would be appropriate in order for the Fund to be better positioned to achieve its investment objective. The Sub-Adviser selected an approximate 60/40 weighting between the two sleeves based on the resulting combined correlation (where the multi-strategy sleeve tends to exhibit high correlation and the managed futures sleeve tends to exhibit correlation close to zero).

The Fund seeks to achieve returns similar to the total return of the Composite through a dynamic allocation of long and short investments among the global equity, fixed income and currency markets. The Sub-Adviser will use a quantitative model to estimate the market exposures that drive the aggregate returns of the Composite and will primarily invest in derivative instruments that it estimates will provide, in the aggregate, market exposure similar to that of the Composite. The Sub-Adviser may use various approaches to estimate market exposure, including an analysis of historical return information for the hedge funds within the Composite.

The Fund’s investments will include futures, forwards, options, ETFs and securities index swaps that provide exposure to the returns of (i) the equity markets, including common stocks, preferred stocks, warrants, rights, depositary receipts, and real estate investment trusts (REITs), which may be from U.S. and non-U.S. issuers (including emerging market issuers) of various capitalizations and industries; (ii) the currency markets, through U.S. and non-U.S. issuers (including emerging markets issuers) or through exposure to currency futures; and (iii) the fixed income markets, through U.S. and non-U.S. issuers (including emerging markets issuers) or through exposure to corporate and government fixed income securities, asset-backed securities, mortgage-backed securities (including commercial mortgage-backed securities and “to-be-announced” transactions), corporate bonds and debentures, commercial paper, money market instruments, money market funds, mortgage dollar rolls, obligations of supranational entities, zero coupon obligations and obligations to restructure outstanding debt of such issuers, which may be investment grade and non-investment grade debt (junk bonds), of any duration or maturity.

The Fund will not make any direct investments in hedge funds.

The amount of the Fund’s assets that may be allocated to various strategies and among investments is expected to vary over time and may be adjusted over short periods of time.

There are no limitations on the minimum or maximum amount of the Fund’s assets that may be allocated to investments representing exposure to any one of the global equity, fixed income and currency markets.

Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently. The Sub-Adviser may also consider other factors when allocating the Fund’s assets, such as: (i) the Fund’s obligations under its various derivative positions; (ii) portfolio rebalancing; (iii) redemption requests; (iv) yield management; (v) credit management; and (vi) volatility management.

The Fund uses a multi-manager approach, relying primarily on one or more Sub-Advisers under the general supervision of SIMC.

Securities Lending

Although not expected to be a component of the Fund’s principal investment strategies, the Fund may lend securities representing up to one-third of the value of its total assets (including the value of any collateral received). The Fund may lend its securities to certain financial institutions in an attempt to earn additional income. The Fund may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights, including voting rights, in the loaned securities during the term of the loan or delay in recovering loaned securities if the borrower fails to return them or becomes insolvent. The Fund that lends its securities may pay lending fees to a party arranging the loan.

During its most recent fiscal year ended September 30, 2024, Predecessor Fund did not engage in securities lending.

General Considerations and Risks

A discussion of some of the principal risks associated with an investment in the Fund is contained in the Fund’s Prospectus. An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.

ALTERNATIVE STRATEGIES—The Fund employs a diversified investment approach using various strategies simultaneously to realize short- and long-term gains. Such strategies are primarily designed to reduce fluctuations in the value of traditional assets and are distinguishable from traditional strategies (i.e., strategies generally investing in long only equity, fixed income securities or money market instruments) employed by mutual funds. The following alternative strategies can be implemented by the Fund.

Directional (Tactical) Strategies. Directional trading strategies are based upon speculating on the direction of market prices of currencies, commodities, equities and bonds in the futures and cash markets. A Sub-Adviser may rely on model-based systems to generate buy and sell signals. Others use a more subjective approach, ultimately using their own discretionary judgment in implementing trades. Strategies include long/short equity, long/short credit and global tactical asset allocation.

Long/Short Equity Strategy invests in securities believed to be undervalued or offer high growth opportunities while also attempting to take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes. A Sub-Adviser may also use leverage and derivatives, including options, financial futures and options on futures contracts. The Sub-Adviser seeks returns from strong security selection on both the long and short sides. These long and short positions may be completely unrelated. The primary risk in this strategy is that the Sub-Adviser may exhibit poor security selection, losing money on both the long and short sides.

Long/Short Credit Strategy focuses on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or by utilizing treasury futures to hedge interest rate risk. Strategies may also involve leverage and hedging through the use of ETFs or various derivatives, such as futures contracts, credit default swaps or total return swaps or committed term reverse repurchase facilities or other financings in order to enhance total return. The Fund may use certain derivatives to obtain greater leverage than would otherwise be achievable.

Global Tactical Asset Allocation is an investment strategy that attempts to exploit short-term market inefficiencies by taking positions in various markets with a view to profit from relative movements across those markets. The strategy focuses on general movements in the markets rather than on performance of individual securities. Generally, the strategy implements long and short positions in highly liquid futures and forward contracts across an investment universe of equity indexes, fixed income and currencies.

Event-Driven Strategies seek to exploit pricing inefficiencies that may occur before or after a corporate event, such as a bankruptcy, merger, acquisition or spinoff. A Sub-Adviser will analyze the potential event and determine the likelihood of the event actually occurring and purchase the stock of the target company with a view of selling it after its price has risen in connection with that event. Many corporate events, however, do not occur as planned. If a Sub-Adviser fails to accurately assess whether a corporate event will actually occur, it can ultimately reduce the price of a company’s stock and cause the Fund to lose its investments.

Arbitrage Strategies focus on relative pricing discrepancies between instruments including equities, debt, futures contracts and options. A Sub-Adviser may employ mathematical, technical or fundamental analysis to determine incorrectly valued investments. Investments may be mispriced relative to an underlying security, related securities, groups of securities or the overall market. Positions are frequently hedged to isolate the discrepancy and to minimize market risk. Investments may represent either short-term trading opportunities or longer-term fundamental judgment on the relative performance of a security.

Fixed income or interest rate arbitrage aims to profit from price anomalies between related interest rate securities. This strategy includes interest rate swap arbitrage, U.S. and non-U.S. government bond arbitrage, forward yield curve arbitrage and mortgage-backed securities arbitrage, offsetting long and short positions in financial instruments likely to be affected by changes in interest rates.

Convertible arbitrage involves buying convertible bonds (bonds that are convertible into common stock) or shares of convertible preferred stock (stock that is convertible into common stock) that are believed to be undervalued. In addition to taking “long” positions (i.e., owning the security) in convertible bonds or convertible preferred stock, a Sub-Adviser may take “short” positions (i.e., borrowing and later selling the security) in the underlying common stock into which the convertible securities are exchangeable in order to hedge against market risk. The strategy is intended to capitalize on relative pricing inefficiencies between the related securities. This strategy may be employed with a directional bias (the Sub-Adviser anticipates the direction of the market) or on a market neutral basis (the direction of the market does not have a significant impact on returns). The source of return from this strategy arises from the fact that convertible bonds may be undervalued relative to other securities due to the complexity of investing in these securities. The primary risk associated with this strategy is that, in the event of an issuer bankruptcy, the short position may not fully cover the loss on the convertible security. Convertible bond hedging strategies may also be adversely affected by changes in the level of interest rates, downgrades in credit ratings, credit spread fluctuations, defaults and lack of liquidity.

Pairs trading combines a long position in a particular security with a short position in a similar security in the same or related industry or sector. A Sub-Adviser identifies a pair of securities that are correlated (i.e., the price of one security moves in the same direction of the price of the other security) and looks for divergence of correlation between shares of a pair. When a divergence is noticed, the Sub-Adviser takes the opposite position for securities in a pair. For stocks, currencies and futures, the Sub-Adviser would take a long position for the underperforming security and a short position for the over-performing security. For options, the Sub-Adviser would write a put option for underperforming stock and a call option for outperforming stock. A profit can be realized when the divergence is corrected and the securities are brought to original correlation by market forces. Although the strategy does not have much downside risk, there is a scarcity of opportunities.

Equity value neutral seeks to buy an undervalued stock and, essentially simultaneously, short a similar overvalued stock against it, thereby taking advantage of pricing differences between the related equity securities. The strategy is designed to neutralize sector risks and will generally seek to have low correlation to major market indexes. The strategy is based on the relative difference between such companies, not whether the companies are overvalued or undervalued in absolute terms. The primary risk inherent in the strategy is that weaker companies may gain value or stronger companies may lose value relative to their peers and it is possible to lose money on both the long position and the short position.

AMERICAN DEPOSITARY RECEIPTS—ADRs, as well as other "hybrid" forms of ADRs, including EDRs, CDRs and GDRs, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer. Typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ARTIFICIAL INTELLIGENCE TECHNOLOGY—The rapid development and increasingly widespread use of certain artificial intelligence technologies, including machine learning models and generative artificial intelligence (collectively “AI”), may adversely impact markets, the overall performance of the Fund's investments, or the services provided to the Fund. To the extent the Fund invests in companies that are involved in various aspects of AI, the Fund will be affected by the risks of those types of companies, including changes in business cycles, world economic growth, technological progress, and changes in government regulation. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Companies that are extensively involved in AI also may rely heavily on a combination of patents, copyrights, trademarks, and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Further, because of the innovative nature of the AI market, outpaced advancement by one company or increasing market share by one company could result in rapid and substantial declines in the value of competing companies. In addition, market reaction to the potential impact of AI could result in excess demand for access to AI-related investments, thereby resulting in accelerated growth in the market value of such companies, which may then be subject to sharp resets in the wake of news or other information that tempers expectations of AI or of particular AI-related companies, thus potentially resulting in periods of high volatility in the price of such securities, which could negatively affect the Fund's performance.

ASSET-BACKED SECURITIES—Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Fund will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized risk obligations, CLOs and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as “pass-through certificates” rather than as debt securities, because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and the Fund, as securityholders, may suffer a loss.

Recent changes in legislation, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, has created uncertainty in the credit and other financial markets and other unknown risks. The Dodd-Frank Act, for example, imposes a new regulatory framework on the U.S. financial services industry and the consumer credit markets in general. As a result of the Dodd-Frank Act and similar measures to re-regulate the credit markets and, in particular, the structured finance markets, the manner in which asset-backed securities are issued and structured has been altered and the reporting obligations of the issuers of such securities may be significantly increased or may become costlier. The value or liquidity of any asset-backed securities held or acquired by the Fund may be adversely affected as a result of these changes.

In particular, the implementation of Section 619 of the Dodd-Frank Act (and related regulations) prohibiting certain banking entities from engaging in proprietary trading (the so-called Volcker Rule) and of Section 941 of the Dodd-Frank Act (and related regulations) requiring the “sponsor” of a securitization to retain no less than 5% of the credit risk of the assets collateralizing the asset-backed securities, could have a negative effect on the marketability and liquidity of asset-backed securities (including mortgage-backed securities and CDOs and CLOs), whether in the primary issuance or in secondary trading. It is possible that the risk retention rules may reduce the number of new issuances of private-label mortgage backed securities or the number of collateral managers active in the CDO and CLO markets, which also may result in fewer new issue securities. A contraction or reduced liquidity in the asset-backed, CDO or CLO markets could reduce opportunities for the Fund to sell their securities and might adversely affect the management flexibility of the Fund in relation to the respective portfolios.

In addition to the changes required by the Dodd-Frank Act, the SEC adopted rules in August 2014 that substantially revise “Regulation AB” (the SEC’s principal source of rules for asset-backed securities) and other rules governing the offering process, disclosure and reporting for asset-backed securities issued in registered transactions. Among other things, those rules require enhanced disclosure of asset-level information at the time of the securitization and on an ongoing basis. Certain elements of proposed Regulation AB remain outstanding, including the proposal that issuers of structured finance products offered privately provide the same initial and ongoing information as would be required if the offering were public. It is not clear when or whether any of the proposed revisions to Regulation AB that remain outstanding will be adopted, how those standards will be implemented, or what effect those standards will have on securitization transactions. The rules may, for example, have the effect of impeding new issuances and reducing the availability of investments for the Fund, or adversely affecting the market value of legacy securities that do not conform with the new rules.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Fund to sell or realize profits on those securities at favorable times or for favorable prices.

CDO and CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CDOs and CLOs, the Fund must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CDO or CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CDO and CLO securities will depend on the performance and characteristics of the related underlying collateral.

Recent legislation, such as the Dodd-Frank Act, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CDOs and CLOs owned by the Fund is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of CDOs and CLOs and ultimately adversely impact the holders (including the Fund) of those types of securities.

COLLATERALIZED DEBT OBLIGATIONS—CDOs are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a CLO if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics that are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity. The Fund may also invest in interests in warehousing facilities. Prior to the closing of a CDO, an investment bank or other entity that is financing the CDO’s structuring may provide a warehousing facility to finance the acquisition of a portfolio of initial assets. Capital raised during the closing of the CDO is then used to purchase the portfolio of initial assets from the warehousing facility. A warehousing facility may have several classes of loans with differing seniority levels with a subordinated or “equity” class typically purchased by the manager of the CDO or other investors. One of the most significant risks to the holder of the subordinated class of a warehouse facility is the market value fluctuation of the loans acquired. Subordinated equity holders generally acquire the first loss positions which bear the impact of market losses before more senior positions upon settling the warehouse facility. Further, warehouse facility transactions often include event of default provisions and other collateral threshold requirements that grant senior holders or the administrator certain rights (including the right to liquidate warehouse positions) upon the occurrence of various triggering events including a decrease in the value of warehouse collateral. In addition, a subordinate noteholder may be asked to maintain a certain level of loan-to-value ratio to mitigate this market value risk. As a result, if the market value of collateral loans decreases, the subordinated noteholder may need to provide additional funding to maintain the warehouse lender’s loan-to-value ratio.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

COMMODITY INVESTMENTS—The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked instruments, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, agricultural or meat products or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The Sub-Adviser and, to the extent it directly manages the assets of the Fund, SIMC, seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase in value. Of course, there cannot be any guarantee that these investments will perform in the same manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. In general, commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodity prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Commodity-linked instruments in which the Fund invests may not produce “qualifying income” for purposes of the Qualifying Income Test (as defined below in the section titled “Taxes”), which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). To the extent the Fund invests in commodity-linked instruments directly, the Fund will seek to restrict the resulting income from such instruments so that, when combined with its other non-qualifying income, the Fund’s non-qualifying income is less than

10% of its gross income. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the Qualifying Income Test, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which the Fund invests in commodities or commodity-linked instruments directly may be limited by the Qualifying Income Test, which the Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with the Qualifying Income Test could negatively affect a shareholder's return from the Fund. Under certain circumstances, the Fund may be able to cure a failure to meet the Qualifying Income Test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

CREDIT-LINKED NOTES—Credit-linked notes and similarly structured products typically are issued by a limited purpose trust or other vehicle that, in turn, enters into a credit protection agreement or invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Additional information about derivatives and the risks associated with them is provided under “Swaps, Caps, Floors, Collars and Swaptions.” Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to certain credit protection agreements or derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

CURRENT MARKET CONDITIONS RISK—Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks recently began to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund's assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund's portfolio investments and could result in disruptions in the trading markets.

DEMAND INSTRUMENTS—Certain instruments may entail a demand feature that permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes. Demand instruments with demand notice periods exceeding seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under “Illiquid Securities” below.

DERIVATIVES—In an attempt to reduce systemic and counterparty risks associated with OTC derivative transactions, the Dodd-Frank Act requires that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The CFTC also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC has and is expected to continue to impose similar requirements with respect to security-based swaps. Such requirements could limit the ability of the Fund to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Fund, to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as may be adjusted to a higher amount by the Fund's Futures Commission Merchant, as well as SEC- or CFTC-mandated margin requirements. With respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required to collect initial margin from the Fund pursuant to the CFTC's or the Prudential Regulators' uncleared swap margin rules. Both initial and variation margin must be in the form of eligible collateral, and may be composed of cash and/or securities, subject to applicable regulatory haircuts. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Fund. In the event the Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third-party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by the Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and "bid-ask" spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty's failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party's legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Swap dealers and major swap participants that are registered with the CFTC and with whom the Fund may trade are subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Fund remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivative Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivative Transactions and certain financial instruments.

Under Rule 18f-4, “Derivative Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivative Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transactions and the transaction will settle within 35 days of its trade date.

Rule 18f-4 requires that the Fund that invests in Derivative Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the Fund’s Board, and comply with an outer limit on Fund leverage risk based on value at risk. The Fund that uses Derivative Transactions in a limited amount are considered “limited derivatives users,” as defined in Rule 18f-4, will not be subject to the full requirements of Rule 18f-4, but will have to adopt and implement policies and procedures reasonably designed to manage the Fund’s derivatives risk. The Fund will be subject to reporting and recordkeeping requirements regarding its use of Derivative Transactions.

The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivative Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. There may be additional regulation of the use of Derivative Transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of Derivative Transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

More information about particular types of derivatives instruments is included below in the sections titled "Forward Foreign Currency Contracts," "Futures Contracts and Options on Futures Contracts," “Options” and “Swaps, Caps, Floors, Collars and Swaptions.”

DISTRESSED SECURITIES—Distressed securities are securities of issuers that are in transition, out of favor, financially leveraged or troubled or potentially troubled, and may be, or have recently been, involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. Distressed securities are considered risky investments, although they may also offer the potential for correspondingly high returns.

Such issuers’ securities may be considered speculative, and the ability of such issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such issuers.

DOLLAR ROLLS—Dollar rolls are transactions in which securities (usually mortgage-backed securities) are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

The Fund must comply with Rule 18f-4 under the 1940 Act with respect to its dollar roll transactions, which are considered Derivative Transactions under the Rule. See "Derivatives" above.

EQUITY-LINKED WARRANTS—Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrant can be redeemed for 100% of the value of the underlying stock (less transaction costs). As American-style warrants, they can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker; however, SIMC or a Sub-Adviser may select to mitigate this risk by only purchasing from issuers with high credit ratings. Equity-linked warrants also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock.

In general, investments in equity securities are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund purchases and sells equity securities in various ways, including through recognized foreign exchanges, registered exchanges in the United States or the OTC market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Fund may purchase preferred stock of all ratings as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields that are higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. The Fund that invests in convertible securities may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management associated with small and medium capitalization companies. The securities of small and medium capitalization companies typically have lower trading volumes than large capitalization companies and consequently are often less liquid. Such securities may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Initial Public Offerings (“IPOs”). The Fund may purchase securities of companies that are offered pursuant to an IPO. An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. Like all equity securities, IPO securities are subject to market risk and liquidity risk, but those risks may be heightened for IPO securities. The market value of IPO securities may fluctuate considerably due to factors such as the absence of a prior public market for the security, unseasoned trading of the security, the small number of shares available for trading, limited information about the issuer, and aberrational trading activity and market interest surrounding the IPO. There is also the possibility of losses resulting from the difference between the issue price and potential diminished value of the security once it is traded in the secondary market. In addition, the purchase of IPO securities may involve high transaction costs. The Fund’s investment in IPO securities may have a significant positive or negative impact on the Fund’s performance and may result in significant capital gains.

EUROBONDS—A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers and are typically underwritten by banks and brokerage firms from numerous countries. Although Eurobonds typically pay principal and interest in Eurodollars or U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

EXCHANGE-TRADED PRODUCTS—The Fund may directly purchase shares of or interests in ETPs (including ETFs, ETNs and exchange-traded commodity pools). The Fund will only invest in ETPs to the extent consistent with its investment objectives, policies, strategies and limitations.

The risks of owning interests of ETPs generally reflect the risks of owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, the Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked instruments, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

ETNs. ETNs are generally senior, unsecured, unsubordinated debt securities issued by a sponsor. ETNs are designed to provide investors with a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN’s returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, ETNs are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV.

Certain ETNs may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled “Taxes”), which must be met in order for the Fund to maintain its status as a RIC under the Code. The Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Fund may not be able to accurately predict the non-qualifying income from these investments (see more information in the “Taxes” section of this SAI).

Exchange-Traded Commodity Pools. Exchange-traded commodity pools are similar to ETFs in some ways, but are not structured as registered investment companies. Shares of exchange-traded commodity pools trade on an exchange and are registered under the 1933 Act. Unlike mutual funds, exchange-traded commodity pools generally will not distribute dividends to shareholders. There is a risk that the changes in the price of an exchange-traded commodity pool’s shares on the exchange will not closely track the changes in the price of the underlying commodity or index that the pool is designed to track. This could happen if the price of shares does not correlate closely with the pool’s NAV, the changes in the pool’s NAV do not correlate closely with the changes in the price of the pool’s benchmark, or the changes in the benchmark do not correlate closely with the changes in the cash or spot price of the commodity that the benchmark is designed to track. Exchange-traded commodity pools are often used as a means of investing indirectly in a particular commodity or group of commodities, and there are risks involved in such investments. Commodity prices are inherently volatile, and the market value of a commodity may be influenced by many unpredictable factors which interrelate in complex ways, such that the effect of one factor may offset or enhance the effect of another. Supply and demand for certain commodities tends to be particularly concentrated. Commodity markets are subject to temporary distortions or other disruptions due to various factors, including periodic illiquidity in the markets for certain positions, the participation of speculators, and government regulation and intervention. In addition, U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in some futures contract prices that may occur during a single business day. These and other risks and hazards that are inherent in a commodity or group of commodities may cause the price of that commodity or group of commodities to fluctuate widely, which will, in turn, affect the price of the exchange-traded commodity pool that invests in that commodity or group of commodities. The regulation of commodity interest transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. Considerable regulatory attention has been focused on non-traditional investment pools that are publicly distributed in the United States. There is a possibility of future regulatory changes within the United States altering, perhaps to a material extent, the nature of an investment in exchange-traded commodity pools or the ability of an exchange-traded commodity pool to continue to implement its investment strategy. In addition, various national governments outside of the United States have expressed concern regarding the disruptive effects of speculative trading in the commodities markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on exchange-traded commodity pools is impossible to predict, but could be substantial and adverse.

Exchange-traded commodity pools generally do not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled “Taxes”), which must be met in order for the Fund to maintain its status as a RIC under the Code. The Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Fund may not be able to accurately predict the non-qualifying income from these investments (see more information in the “Taxes” section of this SAI).

FIXED INCOME SECURITIES-Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the Fund’s NAV.

Securities held by the Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Fund’s shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with longer duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by a NRSRO, or, if not rated, are determined to be of comparable quality by SIMC or a Sub-Adviser, as applicable. See “Appendix A-Description of Ratings” for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments, not the market risk, of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer’s creditworthiness. Securities rated Baa3 or higher by Moody’s or BBB- or higher by S&P are considered by those rating agencies to be “investment grade” securities, although securities rated Baa3 or BBB- lack outstanding investment characteristics and have speculative characteristics. Although issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher-rated categories. In the event a security owned by the Fund is downgraded below investment grade, SIMC or a Sub-Adviser, as applicable, will review the situation and take appropriate action with regard to the security.

Lower-Rated Securities. Lower-rated bonds or non-investment grade bonds are commonly referred to as “junk bonds” or high yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (known as “credit risk”) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as “market risk”). Lower-rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.

Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for the Fund to sell these securities, or the Fund may only be able to sell the securities at prices lower than if such securities were highly liquid. Furthermore, the Fund may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated or unrated securities may be less than the prices used in calculating the Fund’s NAV. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower-rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the Fund’s exposure to the risks of high yield securities.

The Fund may invest in securities rated as low as “C” by Moody’s or “D” by S&P and may invest in unrated securities that are of comparable quality as “junk bonds.”

Sensitivity to Interest Rate and Economic Changes. Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Fund’s NAV.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond’s value may decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences significant unexpected net redemptions, it may be forced to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may adversely affect the Fund’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. The Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by the Fund and is therefore subject to the distribution requirements applicable to RICs under Subchapter M of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES AND EMERGING AND FRONTIER MARKETS-Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of the Fund’s investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

The Fund’s investments in emerging and frontier markets can be considered speculative and therefore may offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. “Frontier market countries” are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. The economies of emerging and frontier countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

In addition to the risks of investing in debt securities of emerging and frontier markets, the Fund’s investment in government or government-related securities of emerging and frontier market countries and restructured debt instruments in emerging and frontier markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Fund may have limited recourse in the event of default on such debt instruments.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Investments in the United Kingdom - On January 31, 2020, the UK officially withdrew from the EU (commonly known as “Brexit”). Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European union passed into law in December 2020, became effective on a provisional basis on January 1, 2021, and formally entered into force on May 1, 2021.

The impact of Brexit on the UK, the EU and global markets remains unclear and will depend largely upon the UK’s ability to negotiate favorable terms with the EU with respect to trade and market access. Brexit may also impact each of these markets should it lead to the creation of divergent national laws and regulations that produce new legal regimes and unpredictable tax consequences. As a result of the uncertain consequences of Brexit, the economies of the UK and EU as well as the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, EU and globally that could potentially have an adverse effect on the value of the Fund’s investments.

Investments in China—China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. While progress has been made in aligning audit oversight between China and the United States, including the PCAOB's recent inspections of certain Chinese companies, significant differences remain in accounting, auditing, and financial reporting standards. Therefore, foreign investors may face challenges in accessing reliable and transparent financial information, and disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court. In addition, periodically there may be restrictions on investments in Chinese companies. For example, Executive Orders have been issued prohibiting U.S. persons from purchasing or investing in publicly-traded securities of certain companies identified by the U.S. Government because of their ties to the Chinese military or China's surveillance technology sector. These restrictions have also applied to instruments that are derivative of, or are designed to provide investment exposure to, those companies. The list of affected securities is subject to change and has expanded over time. As a result, these restrictions may reduce the liquidity of designated securities, impact their market prices, and potentially create broader market effects for other Chinese-based issuers. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser or a Sub-Adviser otherwise believes is attractive, the Fund may incur losses. Certain investments that are or become designated as prohibited investments may have less liquidity as a result of such designation and the market price of such prohibited investments may decline, potentially causing losses to the Fund. In addition, the market for securities and other investments of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Investments in the China A-Shares. The Fund may invest in People's Republic of China ("PRC") A-Shares through the Shanghai-Hong Kong Stock Connect program or Shenzhen-Hong Kong Stock Connect program (collectively, the "Stock Connect") subject to any applicable laws, rules and regulations. The Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited ("HKEx"), the Hong Kong Securities Clearing Company Limited ("HKSCC"), Shanghai Stock Exchange ("SSE"), Shenzhen Stock Exchange ("SZSE") and China Securities Depository and Clearing Corporation Limited ("ChinaClear") with the aim of achieving mutual stock market access between PRC and Hong Kong. This program allows foreign investors to trade eligible SSE-listed or SZSE-listed PRC A-Shares through their Hong Kong based brokers. All Hong Kong and overseas investors in the Stock Connect will trade and settle SSE or SZSE securities in the offshore Renminbi ("CNH") only. The Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

By seeking to invest in the domestic securities markets of the PRC via the Stock Connect the Fund is subject to the following additional risks:

General Risks. The relevant regulations governing the Stock Connect program have become more established through years of implementation. However, they remain subject to change and may have potential retrospective effect. Regulatory or policy adjustments could adversely affect the Fund's investment in PRC A-Shares. The program requires the use of new information technology systems which may be subject to operational risk due to the program's cross-border nature. Additionally, increasing cybersecurity risks, including potential cyberattacks on cross-border trading systems, could adversely impact the program's operations and the Fund's ability to trade PRC A-Shares.

Stock Connect will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when it is a normal trading day for the PRC market but the Stock Connect is not trading. As a result, the Fund may be subject to the risk of price fluctuations in PRC A-Shares when the Fund cannot carry out any PRC A-Shares trading.

Each of the Hong Kong Stock Exchange ("SEHK"), SSE and SZSE reserves the right to suspend trading if necessary for ensuring an orderly and fair market and that risks are managed prudently. In case of a suspension, the Fund's ability to access the PRC market will be adversely affected.

PRC regulations impose restrictions on selling and buying certain Stock Connect securities from time to time. In the event that a Stock Connect security is recalled from the scope of eligible securities for trading via Stock Connect, the ability of the Fund to invest in Stock Connect securities will be adversely affected.

Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each will become a participant of each other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house.

In the event ChinaClear defaults, HKSCC's liabilities under its market contracts with clearing participants may be limited to assisting clearing participants with claims. It is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear. However, there is no guarantee that full recovery will be achieved, and investors may suffer losses as a result. As ChinaClear does not contribute to the HKSCC guarantee fund, HKSCC will not use the HKSCC guarantee fund to cover any residual loss as a result of closing out any of ChinaClear's positions. HKSCC will in turn distribute the Stock Connect Securities and/or monies recovered to clearing participants on a pro-rata basis. The relevant broker through whom the Fund trades shall in turn distribute Stock Connect securities and/or monies to the extent recovered directly or indirectly from HKSCC. As such, the Fund may not fully recover their losses or their Stock Connect Securities and/or the process of recovery could be delayed.

Legal/Beneficial Ownership. The Stock Connect securities purchased by the Fund will be held by the relevant sub-custodian in accounts in the Hong Kong Central Clearing and Settlement System ("CCASS") maintained by the HKSCC, as central securities depositary in Hong Kong. The HKSCC will be the "nominee holder" of the Fund's Stock Connect Securities traded through Stock Connect. The Stock Connect regulations as promulgated by the China Securities Regulatory Commission ("CSRC") expressly provide that HKSCC acts as nominee holder and that the Hong Kong and overseas investors (such as the Fund) enjoy the rights and interests with respect to the Stock Connect Securities acquired through Stock Connect in accordance with applicable laws. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under the PRC laws. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under the PRC laws and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of the Fund under the PRC laws is also uncertain. Therefore, although the Fund's ownership may be ultimately recognised, it may suffer difficulties or delays in enforcing its rights over its Stock Connect securities.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that the Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC. In the event that the Fund suffers losses due to the negligence, or willful default, or insolvency of HKSCC, the Fund may not be able to institute legal proceedings, file any proof of claim in any insolvency proceeding or take any similar action. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of the Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Consequently, the value of the Fund's investment in PRC A-Shares and the amount of its income and gains could be adversely affected.

Participation in corporate actions and shareholder meetings. Hong Kong and overseas investors (including the Fund) are holding Stock Connect securities traded via the Stock Connect through their brokers or custodians, and they need to comply with the arrangement and deadline specified by their respective brokers or custodians (i.e. CCASS participants). The time for them to take actions for some types of corporate actions of Stock Connect Securities may be as short as one business day only. Therefore, the Fund may not be able to participate in some corporate actions in a timely manner. According to existing mainland practice, multiple proxies are not available. Therefore, the Fund may not be able to appoint proxies to attend or participate in shareholders' meetings in respect of the Stock Connect securities.

Operational Risk. The HKSCC provides clearing, settlement, nominee functions and other related services in respect of trades executed by Hong Kong market participants. PRC regulations impose certain restrictions on the buying and selling of A-Shares, including pre-trade checking requirements. For investors not using SPSA (Special Segregated Account) or Master SPSA accounts (Master Special Segregated Account), pre-delivery of shares to the broker may be required, which could increase counterparty risk. Consequently, the Fund may face delays or operational challenges in purchasing or disposing of PRC A-Shares in a timely manner.

Quota Limitations. The Stock Connect program is subject to daily quota limitations which may restrict the Fund's ability to invest in PRC A-Shares through the program on a timely basis.

Investor Compensation. The Fund will not benefit from the China Securities Investor Protection Fund in mainland China. The China Securities Investor Protection Fund is established to pay compensation to investors in the event that a securities company in mainland China is subject to compulsory regulatory measures (such as dissolution, closure, bankruptcy, and administrative takeover by the China Securities Regulatory Commission). Because the Fund is carrying out trading of PRC A-Shares through securities brokers in Hong Kong, but not mainland China brokers, it is not protected by the China Securities Investor Protection Fund.

That said, if the Fund suffers losses due to default matters of its securities brokers in Hong Kong in relation to the investment of PRC A-Shares through the Stock Connect program, it would be compensated by Hong Kong's Investor Compensation Fund.

Investments in the China Interbank Bond Market—The Fund may invest in the China Interbank Bond Market (the "CIBM") through the Bond Connect program (the "Bond Connect") subject to any applicable regulatory limits. Bond Connect is a bond trading and settlement linked program developed by the People's Bank of China ("PBOC"), the Hong Kong Monetary Authority ("HKMA"), China Foreign Exchange Trade System & National Interbank Funding Centre ("CFETS"), China Central Depository & Clearing Co., Ltd. ("CCDC"), Shanghai Clearing House ("SHCH"), HKEx and Central Moneymarkets Unit ("CMU"), with the aim of achieving mutual bond market access between the PRC and Hong Kong. Currently, this program allows eligible Hong Kong and overseas investors to invest in the bonds traded in the CIBM through the northbound trading link of Bond Connect (known as "Northbound Trade Link") without any investment quota. Additionally, since September 24, 2021, a southbound trading link (known as "Southbound Trade Link") has been available, allowing mainland Chinese investors to invest in bonds traded in the Hong Kong bond market.

Starting July 3, 2017, eligible Hong Kong and overseas investors may use their own sources of Renminbi in the PRC offshore market CNH or convert foreign currencies into the Renminbi to invest in CIBM bonds under Bond Connect. The Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and Renminbi in respect of such investments.

By seeking to invest in the CIBM via Bond Connect, the Fund is subject to the following additional risks:

General Risk. Although there is no quota limitation regarding investment via the Bond Connect, the Fund is required to update its filings with the PBOC if there is any material change to the previously filed information, such as a significant adjustment to the anticipated investment size. Filing updates are part of regulatory compliance and are typically procedural in nature; however, there is no guarantee that the PBOC will accept such updates. If the filings for material changes are not accepted, the Fund's ability to invest in the CIBM may be temporarily affected, which could negatively impact the Fund's performance. The PBOC exercises ongoing supervision of the onshore settlement agent and the Fund's trading activities under the CIBM rules. In the event of non-compliance with the CIBM rules or Bond Connect regulations, the PBOC may take administrative actions, such as the suspension of trading or mandatory exit, against the Fund.

Market Risk. The Fund investing in the CIBM is subject to liquidity and volatility risks. Market volatility and potential lack of liquidity due to possible low trading volume of certain bonds in the CIBM may result in prices of certain bonds traded in the CIBM fluctuating significantly. The bid and offer spreads of the prices of such bonds may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when selling such investments.

To the extent that the Fund transacts in the CIBM, the Fund may also be exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with the Fund may default in its obligation to settle the transaction by failing to deliver relevant securities or to make payment.

Third Party Agent Risk. Under the Northbound Trading Link, CFETS or other institutions recognized by PBOC (as the registration agents) shall apply for registration with PBOC for the eligible Hong Kong and overseas investors. In addition, CMU (as the offshore custody agent recognized by the HKMA) shall open a nominee account with CCDC/SHCH (as the onshore custody agent) as nominee holder of the CIBM bonds purchased by Hong Kong and overseas investors through Bond Connect.

As the relevant filings, registration with PBOC, and account opening have to be carried out by an onshore settlement agent, offshore custody agent, registration agent or other third parties (as the case may be), the Fund is subject to the risks of default or errors on the part of such third parties.

Operational Risk. Bond Connect provides a relatively new channel for investors from Hong Kong and overseas to access the CIBM directly. It is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant authorities.

The "connectivity" in Bond Connect requires routing of orders across the border. This requires the development of new information technology systems. There is no assurance that the systems of market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in the CIBM through Bond Connect could be disrupted. The Fund's ability to access the CIBM (and hence to pursue its investment strategy) will be adversely affected.

Regulatory Risk. The PBOC Bond Connect rules are departmental regulations having legal effect in the PRC. However, the application of such rules is untested, and there is no assurance that PRC courts will recognize such rules.

Bond Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and implementation rules made by the relevant authorities in the PRC and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under Bond Connect.

The regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change which may have potential retrospective effect. In the event that the relevant PRC authorities suspend account opening or trading under the Bond Connect, the ability of the Fund to invest in the CIBM and the ability of the Fund to achieve its investment objective will be adversely affected. In addition, there can be no assurance that Bond Connect will not be abolished. The Fund which may invest in the CIBM through Bond Connect may be adversely affected as a result of such changes.

Legal/Beneficial Ownership Risk. CIBM bonds will be held by CMU as a nominee holder of the bonds purchased by foreign investors through Bond Connect. The PBOC has made it clear that the ultimate investors are the beneficial owners of the relevant bonds and shall exercise their rights against the bond issuer through CMU as the nominee holder. The PBOC also made various references to Stock Connect and indicated the position is essentially the same. Please refer to the Investments in the China A-Shares section for more information. The precise nature and rights of the Fund as the beneficial owner of the bonds traded in the China Interbank Bond Market through CMU as nominee is not well-defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of the Fund under PRC law are also uncertain.

Tax within the PRC. Uncertainties in the PRC tax rules governing taxation of income and gains from investments in PRC securities could result in unexpected tax liabilities for the Fund. The Fund's investments in securities, including A-Shares and CIBM bonds, issued by PRC companies may cause the Fund to become subject to withholding and other taxes imposed by the PRC.

If the Fund were considered to be a tax resident enterprise of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If the Fund were considered to be a non-tax resident enterprise with a "permanent establishment" in the PRC, it would be subject to PRC corporate income tax on the profits attributable to the permanent establishment. SIMC and the Fund's Sub-Adviser intend to operate the Fund in a manner that will prevent them from being treated as tax resident enterprises of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion, or that changes in PRC tax law could affect the PRC corporate income tax status of the Fund.

Unless reduced or exempted by the applicable tax treaties, the PRC generally imposes withholding income tax at the rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China.

SIMC, the Fund's Sub-Adviser or the Fund may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of A-Shares, CIBM bonds and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from the trading of Chinese securities through Stock Connect and Bond Connect. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of

2%) (collectively, the "surtaxes") are imposed based on value added tax liabilities, so if SIMC, the Fund's Sub-Adviser or the Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

Taxation of A-Shares. The Ministry of Finance of the PRC, the State Administration of Taxation of the PRC and the CSRC (collectively, the "PRC Authorities") issued the "Notice on the Pilot Program of Shanghai-Hong Kong Stock Connect" Caishui [2014] No.81 ("Notice 81") on October 31, 2014, which states that the capital gain from disposal of A-Shares by foreign investors enterprises via the Shanghai-Hong Kong Stock Connect program will be temporarily exempt from withholding income tax. Notice 81 also states that the dividends derived from A-Shares by foreign investors enterprises are subject to 10% withholding income tax, unless a lower rate is applicable under a relevant tax treaty.

The PRC Authorities issued the "Notice on the Pilot Program of Shenzhen-Hong Kong Stock Connect" Caishui [2016] No.127 ("Notice 127") on November 5, 2016, which states that the capital gain from disposal of A-Shares by foreign investors enterprises via the Shenzhen-Hong Kong Stock Connect program will be temporarily exempt from withholding income tax. Notice 127 also states that the dividends derived from A-Shares by foreign investors enterprises are subject to 10% withholding income tax, unless a lower rate is applicable under a relevant tax treaty.

Because there is no indication of how long the temporary exemption will remain in effect, the Fund may be subject to such withholding tax in the future. If in the future China begins applying tax rules regarding the taxation of income from A-Shares investment through the Stock Connect, and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability on the Fund's return could be substantial.

SIMC or the Fund's Sub-Adviser or the Fund may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of A-Shares and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from the trading of Chinese securities through Stock Connect. Because there is no indication how long the temporary exemption will remain in effect, the Fund may be subject to such value added tax in the future. In addition, surtaxes are imposed based on value added tax liabilities, so if SIMC or the Fund’s Sub-Adviser or the Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which includes contracts for the sale of China A-Shares traded on stock exchanges in China. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by the adviser of China A-Shares will accordingly be subject to PRC stamp duty, but the Fund will not be subject to PRC stamp duty when it acquires China A-Shares. According to the announcement jointly issued by the Ministry of Finance and the State Administration of Taxation of the PRC, starting from August 28, 2023, the stamp duty on securities transactions are reduced by half. The PRC rules for taxation of Stock Connect are evolving, and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders.

Taxation of CIBM Bonds. The Ministry of Finance of the PRC and the State Administration of Taxation of the PRC issued Caishui No. 108 on November 7, 2018 ("Notice 108"), which states that foreign institutional investors will be temporarily exempt from the withholding income tax and value added tax on their bond interest income derived from CIBM bond interest. The temporary exemption of withholding tax and value added tax remained in effect until November 6, 2021. According to the Announcement on Continuation of Corporate Income Tax and Value-added Tax Policies for Overseas Institutions Investing in the Domestic Bond Market (Announcement [2021] No. 34), which was jointly made by the Ministry of Finance of the PRC and the State Taxation Administration of the PRC on November 22, 2021, the temporary exemption under Notice 108 will continue during the period from November 7, 2021 to December 31, 2025. Furthermore, the current exemption is a temporary measure, and there is no guarantee that it will be extended beyond December 31, 2025.

If, in the future, China begins to apply tax rules regarding the taxation of bond interest income derived by foreign investment in CIBM, and/or begins to collect withholding tax and other taxes on such investment, SIMC or the Fund's Sub-Adviser or the Fund could be subject to such withholding tax and value added tax. In addition, surtaxes are imposed based on value added tax liabilities, so if SIMC or the Fund's Sub-Adviser or the Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The above information is only a general summary of the potential Chinese tax consequences that may be imposed on the Fund and their shareholders either directly or indirectly and should not be taken as a definitive, authoritative or comprehensive statement of the relevant matter. Shareholders should seek their own tax advice on their tax position with regard to their investment in the Fund.

The Chinese government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of Chinese companies and foreign investors in such companies, such as the Fund.

Investments in Variable Interest Entities ("VIEs")—In seeking exposure to Chinese companies, the Fund may invest in VIE structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to exercise control over and obtain economic benefits from the Chinese company. Although the U.S.-listed company in a VIE structure has no equity ownership in the underlying Chinese company, the VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese company. The VIE structure enables foreign investors, such as the Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted the non-Chinese ownership of such company. As a result, an investment in a VIE structure subjects the Fund to the risks associated with the underlying Chinese company. In its efforts to monitor, regulate and/or control foreign investment and participation in the ownership and operation of Chinese companies, including in particular those within the technology, telecommunications and education industries, the Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies, including VIEs, to the disadvantage of foreign investors, such as the Fund. Intervention by the Chinese government with respect to VIE structures may adversely affect both the operations of the underlying Chinese company and the enforceability of the contractual arrangements. If these risks materialize simultaneously, the Fund could face severe losses with no legal recourse. In addition to the risk of government intervention, the Fund's investment in a VIE structure is subject to risks related to the enforceability of contractual arrangements. For example, the underlying Chinese company (or its officers, directors, or Chinese equity owners) may breach these arrangements, or changes in Chinese law may render them unenforceable. If such risks materialize, the Fund may suffer significant losses on its VIE investments with little or no recourse available.

Investments in Russia - Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Russia’s actions and the resulting responses by the United States and other countries could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions or future escalation of such hostilities, and the extent and impact of the resulting sanctions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could have a significant impact on the Fund’s performance and the value of the Fund's investments, even though the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

Investments in the Middle East - Armed conflict between Israel and Hamas and other militant groups in the Middle East and related events could cause significant market disruptions and volatility. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region.

Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. These and any related events could significantly impact the Fund's performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to affected issuers.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. The Fund may use forward contracts for cash equitization purposes, which allows the Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

The Fund may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. The Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called “position hedging”). The Fund may use position hedging when SIMC or a Sub-Adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation because the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.

Cross Hedges. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

In addition to the hedging transactions described above, the Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, the Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, the Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may engage in currency transactions for hedging purposes as well as to enhance the Fund’s returns.

A non-deliverable forward transaction is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. Although forward foreign currency transactions are exempt from the definition of “swap” under the Commodity Exchange Act, non-deliverable forward transactions are not, and, thus, are subject to the CFTC's regulatory framework applicable to swaps.

The ability to establish and close out positions on currency futures contracts is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where the Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject the Fund to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in the settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on currency futures contracts is subject to the maintenance of a liquid market, which may not always be available.

The Fund may take active positions in currencies, which involve different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks, and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. If the Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of the Fund to negotiate with the dealer to enter into an offsetting transaction. As mentioned above, forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, the Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of SIMC or a Sub-Adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS—Futures contracts (also called “futures”) provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

The Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC (generally, futures must be traded on such exchanges). Subject to their permitted investment strategies, the Fund may use futures contracts and related options for either hedging purposes or risk management purposes, or to gain exposure to currencies, as well as to enhance the Fund’s returns. Instances in which the Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. The Fund may use futures contracts for cash equitization purposes, which allows the Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

There are significant risks associated with the Fund’s use of futures contracts and options on futures contracts, including: (i) the success of a hedging strategy may depend on SIMC or a Sub-Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations or exchange requirements may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES—The Fund may invest in securities issued by GNMA, a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to GNMA guarantees.

GNMA securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year mortgage-backed bond. Because prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest. In addition, the Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then-prevailing interest rate.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Due to this prepayment feature, GNMA certificates tend not to increase in value as much as most other debt securities when interest rates decline.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES—Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

ILLIQUID SECURITIES—Illiquid securities are investments that cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If, subsequent to purchase, a security held by the Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, SIMC or the Sub-Adviser, as applicable, determines the liquidity of the Fund’s investments. In determining the liquidity of the Fund’s investments, SIMC or the Sub-Adviser, as applicable, may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INTERFUND LENDING AND BORROWING ARRANGEMENTS—The SEC has granted an exemption that permits the Fund to participate in the Program with the SEI Funds. The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than the Repo Rate and more favorable to the borrowing fund than the Bank Loan Rate. The Bank Loan Rate will be determined using a formula approved by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. The Fund’s participation in the Program must be consistent with its investment policies and limitations and is subject to certain percentage limitations. SIMC administers the Program according to procedures approved by the SEI Funds’ Board of Trustees. In addition, the Program is subject to oversight and periodic review by the SEI Funds’ Board of Trustees.

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. When the Fund invests in an affiliated or unaffiliated investment company, it will bear a pro rata portion of the investment company’s expenses in addition to directly bearing the expenses associated with its own operations. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market at a premium or discount to their NAV.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international and global fund can invest in the securities markets of those countries. The Fund also may be subject to adverse tax consequences to the extent it invests in the stock of a foreign issuer that constitutes a “passive foreign investment company.”

Generally, federal securities laws limit the extent to which investment companies can invest in securities of other investment companies, subject to certain statutory, regulatory and other exceptions. For example an investment company is generally prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the acquiring investment company would own more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the acquiring investment company’s total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the acquiring investment company, subject to certain statutory, regulatory or other exceptions. Pursuant to Rule 12d1-1 under the 1940 Act and the conditions set forth therein, the Fund may invest in one or more affiliated or unaffiliated investment companies that operate in compliance with Rule 2a-7 under the 1940 Act, in excess of the limits of Section 12(d)(1)(A). The Fund may invest in investment companies managed by SIMC or the Fund's Sub-Adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. The Fund may invest in such Rule 2a-7 compliant investment companies for cash management purposes, including as discussed in the "Securities Lending" section below, and to serve as collateral for derivatives positions.

In addition, Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits of Section 12(d)(1)(A), subject to certain conditions. Notwithstanding the foregoing, an investment company that is an acquired fund of a registered investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, generally will not be permitted to invest in shares of other investment companies beyond the limits set forth in Section 12(d)(1)(A), other than in the limited circumstances set forth in Rule 12d1-4.

The Fund may invest in Rule 2a-7 compliant investment companies for cash management purposes and to serve as collateral for derivatives positions.

The Fund may invest in unaffiliated underlying funds in reliance on Section 12(d)(1)(G) and Section 12(d)(1)(F) of the 1940 Act. Section 12(d)(1)(F) provides in pertinent part that issuers of any security purchased by the Fund are not obligated to redeem such security in an amount exceeding 1% of such issuer’s total outstanding securities during any period of less than thirty days. As a result, shares of an unaffiliated underlying fund held by the Fund in excess of 1% of the unaffiliated underlying fund’s outstanding shares could in certain circumstances be considered illiquid if it is determined that the shares may not be sold in the ordinary course of business within seven days. The liquidity of such excess shares will be considered on a case-by-case basis by SIMC based on the following factors: (i) the Adviser’s knowledge of an unaffiliated underlying fund’s section 12(d)(1)(F) redemption practice upon discussion with the unaffiliated underlying fund’s investment adviser; (ii) the Fund’s past specific redemption experiences with the unaffiliated underlying fund; (iii) the Adviser’s evaluation of general market conditions that may affect securities held by the unaffiliated underlying fund; (iv) the Fund’s ability to accept a redemption in-kind of portfolio securities from the unaffiliated underlying fund; (v) significant developments involving the unaffiliated underlying fund; and (vi) any other information the Adviser deems relevant.

Exchange-Traded Funds. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk and other risks associated with derivatives and will be subject to the requirements of Rule 18f-4 under the 1940 Act. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF’s portfolio securities or other investments, leverage will cause the value of an ETF’s shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF’s investment income, resulting in greater losses. Such ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent the Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises-a result that is the opposite from traditional mutual funds. Leveraged inverse ETFs contain all of the risks that regular ETFs present, but also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles may be extremely volatile and can potentially expose an investing Fund to theoretically unlimited losses.

An investment company may invest in ETFs in excess of the limitations prescribed by Section 12(d)(1)(A), provided that such investment company otherwise complies with certain conditions imposed through Rule 12d1-4. Notwithstanding the foregoing, an investment company that is an acquired fund of a registered investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, generally will not be permitted to invest in shares of an ETF beyond the limits set forth in Section 12(d)(1)(A), other than in the limited circumstances set forth in Rule 12d1-4. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Certain ETFs that in general do not register as investment companies under the 1940 Act may not produce qualifying income for purposes of the “Qualifying Income Test” or the shares of such ETFs may not be considered “securities” for purposes of the “Asset Test” (as defined below under the heading “Taxes”), which must be met in order for the Fund to maintain its status as a RIC under the Code. If one or more ETFs generate more non-qualifying income for purposes of the Qualifying Income Test or if the Fund is not considered to be holding sufficient amounts of “securities” than SIMC or the Fund's Sub-Adviser expect, it could cause the Fund to inadvertently fail the Qualifying Income Test or Asset Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Code, unless certain relief provisions (described in more detail under the heading “Taxes”) are available to the Fund.

LOAN PARTICIPATIONS AND ASSIGNMENTS—Loan participations are interests in loans to corporations or governments that are administered by the lending bank or agent for a syndicate of lending banks and sold by the lending bank, financial institution or syndicate member (so-called “intermediary bank”). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent that the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When the Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by SIMC or the Fund's Sub-Adviser based on criteria approved by the Board.

MONEY MARKET SECURITIES—Money market securities include: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper determined by SIMC or a Sub-Adviser to be of the highest short-term credit quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES—Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by the Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as GNMA, which are backed by the “full faith and credit” of the United States, (ii) securities issued by Fannie Mae and Freddie Mac, which are not backed by the “full faith and credit” of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as “private-label RMBS”) issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) CMBS, which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to the Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect their share prices.

The Fund may invest in mortgage-backed securities in the form of debt or in the form of “pass-through” certificates. Pass-through certificates, which represent the beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by the Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior. Beginning in late 2006, delinquencies, defaults and foreclosures on residential and commercial mortgage loans increased significantly, and they may again increase in the future. In addition, beginning in late 2006, numerous originators and servicers of residential mortgage loans experienced serious financial difficulties and, in many cases, went out of business or were liquidated in bankruptcy proceedings. Those difficulties resulted, in part, from declining markets for their mortgage loans as well as from claims for repurchases of mortgage loans previously sold under provisions that require repurchase in the event of early payment defaults or for breaches of representations and warranties regarding loan characteristics.

Since mid-2007, the residential mortgage market has been subject to extensive litigation and legislative and regulatory scrutiny. The result has been extensive reform legislation and regulations including with respect to loan underwriting, mortgage loan servicing, foreclosure practices and timing, loan modifications, enhanced disclosure and reporting obligations and risk retention. Numerous laws, regulations and rules related to residential mortgage loans generally, and foreclosure actions particularly, have been proposed or enacted by federal, state and local governmental authorities, which may result in delays in the foreclosure process, reduced payments by borrowers, modification of the original terms of mortgage loans, permanent forgiveness of debt, increased prepayments due to the availability of government-sponsored refinancing initiatives and/or increased reimbursable servicing expenses. Any of these factors could result in delays and reductions in distributions to residential mortgage-backed securities and may reduce the amount of investment proceeds to which the Fund would be entitled.

The conservatorship of Fannie Mae and Freddie Mac and the current uncertainty regarding the future status of these organizations may also adversely affect the mortgage market and the value of mortgage-related assets. It remains unclear to what extent the ability of Fannie Mae and Freddie Mac to act as the primary sources of liquidity in the residential mortgage markets, both by purchasing mortgage loans for their own portfolios and by guaranteeing mortgage-backed securities, may be curtailed. Legislators have repeatedly unveiled various plans to reduce and reform the role of Fannie Mae and Freddie Mac in the mortgage market and, possibly, wind down both institutions. Although it is unclear whether, and if so how, those plans may be implemented or how long any such wind-down or reform of Fannie Mae and Freddie Mac, if implemented, would take, a reduction in the ability of mortgage loan originators to access Fannie Mae and Freddie Mac to sell their mortgage loans may adversely affect the financial condition of mortgage loan originators. In addition, any decline in the value of agency securities may affect the value of residential mortgage-backed securities as a whole.

Since March 13, 2020, there have been a number of government initiatives applicable to federally backed mortgage loans in response to the economic impacts of the COVID-19 outbreak, including foreclosure and eviction moratoria, mortgage forbearance and loan modifications for borrowers and renters experiencing financial hardship due to COVID-19.

Although the effects of COVID-19 have decreased on a relative basis, it is difficult to predict how the government initiatives relating to COVID-19 may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets, and in turn, the Fund's investments. However, high forbearance rates create a real possibility of billions of dollars of loan servicers’ obligations to advance payment to investors in securities backed by mortgages in the absence of borrower payments on the underlying loans. Accordingly, the Fund cannot predict with certainty the extent to which these or similar initiatives in the future may adversely impact the value of the Fund’s investments in securities issued by Fannie Mae or Freddie Mac and in investments in securities in the U.S. mortgage industry as a whole.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by the Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to the Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity, even if the average rate of principal payments is consistent with the Fund’s expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by the Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by the Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Collateralized Mortgage Obligations. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). To the extent the Fund invests in CMOs, the Fund typically will seek to invest in CMOs rated in one of the two highest categories by S&P or Moody’s. Many CMOs are issued with a number of classes or series that have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through securities to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance and some CMOs may be backed by GNMA certificates or other mortgage pass-through securities issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

Real Estate Mortgage Investment Conduits. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. REMIC Certificates issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; Planned Amortization Class CMOs. Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs, with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage Securities. ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments are usually determined in accordance with a predetermined interest rate index and may be subject to certain limits. Although the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, because many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the PO receives the principal payments made by the underlying mortgage-backed security, while the holder of the IO receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an “average life estimate.” An average life estimate is a function of an assumption regarding anticipated prepayment patterns and is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that the estimated average life will be a security’s actual average life.

MORTGAGE DOLLAR ROLLS—Mortgage dollar rolls, or “covered rolls,” are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A “covered roll” is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein, the term “mortgage dollar roll” refers to mortgage dollar rolls that are not “covered rolls.” If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

MUNICIPAL SECURITIES—Municipal securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, refunding outstanding obligations, general operating expenses and lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (so-called “municipal lease obligations”). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section “Illiquid Securities” above.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

SIMC and/or the Sub-Adviser, as applicable, may rely on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by the Fund. SIMC, the Sub-Adviser and the Fund do not guarantee this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and can normally be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the section “Illiquid Securities” above.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid. Additional information about illiquid securities is provided under the section “Illiquid Securities” above.

OBLIGATIONS OF SUPRANATIONAL ENTITIES—Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

OPTIONS—The Fund may purchase and write put and call options on indexes and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.

Put and call options on indexes are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally rather than the price movements in individual securities. Options on indexes may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

The Fund may trade put and call options on securities, securities indexes and currencies, as SIMC or a Sub-Adviser determines is appropriate in seeking to achieve the Fund’s investment objective, unless otherwise restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of the acquisition of securities by the Fund.

The Fund may write (i.e., sell) “covered” call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. The Fund may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is “covered” if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indexes.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund’s total return. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When the Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation or futures commission merchant, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) though the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS—Pay-in-kind bonds are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment.

Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS—Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS—The Fund may purchase securities at a price that would result in a yield to maturity lower than generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions that SIMC or a Sub-Adviser believes present minimum credit risks, and SIMC or a Sub-Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer’s credit or a provision in the contract that the put will not be exercised except in certain special cases, such as to maintain Fund liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the writer of the put (although the final maturity of the security is later than such date).

QUANTITATIVE INVESTING—A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

REAL ESTATE INVESTMENT TRUSTS—REITs are entities that invest primarily in commercial real estate or real estate-related loans. A U.S. REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

The Fund may be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a U.S. REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

RECEIPTS—Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include TRs, TIGRs, LYONs and CATS. LYONs, TIGRs and CATS are interests in private proprietary accounts, while TRs and STRIPS (see “U.S. Treasury Obligations” below) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by the Fund and therefore is subject to the distribution requirements applicable to RICs under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by SIMC or a Sub-Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement at all times. SIMC and the applicable Sub-Adviser monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty.

Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss. The Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. At times, the investments of the Fund in repurchase agreements may be substantial when, in the view of SIMC or the Sub-Adviser(s), liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold freely to the public without registration under the 1933 Act or an exemption from registration. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to the Fund’s limitation on investing in illiquid securities. The determination of whether a restricted security is illiquid is to be made by SIMC or a Sub-Adviser pursuant to guidelines adopted by the Board. Under these guidelines, SIMC or a Sub-Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the security, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, SIMC and each Sub-Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(a)(2) commercial paper issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act, including, but not limited to, Rules 506(b) or 506(c) under Regulation D.

Private Investments in Public Equity-The Fund may purchase PIPEs, which are equity securities in a private placement that are issued by issuers that have outstanding publicly-traded equity securities of the same class. Shares in PIPEs generally are not publicly registered until after a certain time period from the date the private sale is completed, which can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and cannot be freely traded. Generally, such restrictions cause PIPEs to be illiquid during this restricted period. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered or that the registration will remain in effect.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. Rule 18f-4 under the 1940 Act permits the Fund to enter into reverse repurchase agreements and similar financing transactions, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act. The Rule permits the Fund to elect whether to treat a reverse repurchase agreement as a borrowing, subject to the asset coverage requirements of Section 18 of the Act, or as a Derivative Transactions under Rule 18f-4. The Fund has elected to treat all reverse repurchase agreements as Derivative Transactions. See "Derivatives" above.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, the Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

RISKS OF CYBER-ATTACKS—As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and their service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting the Fund, SIMC or any of the Sub-Adviser, the Fund’s distributor, custodian, transfer agent, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber-attacks or other information security breaches in the future. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions.

SECURITIES LENDING—The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 331/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to SIMC nor its Sub-Adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities, as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which may include fees payable to the lending agent, the borrower, the administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

The Fund may invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of an affiliated or unaffiliated registered money market fund or of an affiliated or unaffiliated unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extent required by the 1940 Act (see the "Investment Companies" section above). Money market funds may or may not seek to maintain a stable NAV of $1.00 per share. Investing the cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

SENIOR LOANS AND BANK LOANS—Senior loans and bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. The Fund can invest in a senior loan or bank loan either as a direct lender or through an assignment or participation.

When the Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain senior loans or bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. Although the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by the Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When the Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, the Fund may be subject to greater delays, expenses and risks than those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the Adviser based on criteria approved by the Board.

SIMC or a Sub-Adviser may from time to time have the opportunity to receive Confidential Information about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, SIMC or a Sub-Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Fund (and other clients of SIMC or a Sub-Adviser) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, SIMC or a Sub-Adviser’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. SIMC or a Sub-Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If SIMC or a Sub-Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

SHORT SALES—Short sales may be used by the Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The Fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

When the Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional equity securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

The Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short sale borrowings, which are considered Derivative Transactions under the Rule. See "Derivatives" above.

SOVEREIGN DEBT—The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to a foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES—The Fund may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates they will invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Certain issuers of such Structured Securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are centrally-cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as SOFR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

The Fund may engage in simple or more complex swap transactions involving a wide variety of underlying assets for various reasons. For example, the Fund may enter into a swap (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

The Fund may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If the Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if the Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing the Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a “credit event” triggering the seller’s payment obligations under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. The Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forward contracts between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Fund would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, the Fund’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). The Fund’s current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from the Fund. This is true whether these derivative products are used to create additional risk exposure for the Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement the Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. The Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to the Fund, these derivative products are subject to risks related to the counterparty’s creditworthiness, in addition to other risks discussed in this SAI. If a counterparty defaults, the Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, the Fund may have contractual remedies under the swap agreement.

The Fund will enter into swaps only with counterparties that SIMC or a Sub-Adviser believes to be creditworthy.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act, CFTC rules and SEC rules, and also include commodity options and NDFs. Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad based stock indexes, and broad based credit default swap indexes), regulated by the CFTC, and security based swaps (such as equity swaps and single name credit default swaps), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository.

Dealers in swaps are required to register with the CFTC as swap dealers and are required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the FHA, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Fannie Mae, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

If the total public debt of the U.S. Government as a percentage of gross domestic product reaches high levels as a result of combating financial downturn or otherwise, such high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt when due. Unsustainable debt levels can decline the valuation of currencies, can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, and can contribute to market volatility.

An increase in national debt levels may also necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. Government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Although remote, it is at least theoretically possible that under certain scenarios the U.S. Government could default on its debt, including U.S. Treasury securities.

Receipts. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry systems known as STRIPS and TRs.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that, in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest neither extend to the value or yield of these securities nor to the value of the Fund’s shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but that vary with changes in specified market rates or indexes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued and delayed delivery basis, including “TBA” (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value of these securities at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if SIMC or a Sub-Adviser deems it appropriate. Rule 18f-4 under 1940 Act permits the Fund to enter into when-issued or delayed delivery basis securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a when-issued or delayed delivery basis security does not satisfy those requirements, the Fund would need to comply with Rule 18f-4 under the 1940 Act with respect to its when issued or delayed delivery transactions, which are considered Derivative Transactions under the Rule. See “Derivatives” above.

YANKEE OBLIGATIONS—Yankees are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers’ acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankees selected for the Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES—Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Although interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income” annually. Because the Fund will distribute its “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer’s option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer’s failure to pay interest and repay principal in accordance with the terms of the obligation. The Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security’s maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by the Fund and therefore is subject to the distribution requirements applicable to the RICs under Subchapter M of the Code. The Fund may have to dispose of its securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing cash to satisfy distribution requirements. The Fund accrues income with respect to the securities prior to the receipt of cash payments.

Proxy Voting Policy

The Fund has delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. As required by applicable regulations, SIMC must vote proxies in a manner consistent with the best interest of each investment advisory client who delegates voting responsibility to SIMC, which includes the Fund (the "Client") and must not place its own interests above those of its Client. SIMC has adopted its own written proxy voting policies, procedures and guidelines that are reasonably designed to meet this purpose (the "Procedures"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies with respect to its Client. The Service votes proxies in accordance with guidelines (the "Proxy Guidelines") approved by SIMC's Proxy Voting Committee (the "Proxy Committee") with certain limited exceptions as outlined below. The Proxy Guidelines set forth the manner in which SIMC will vote, or the manner in which SIMC shall determine how to vote, with respect to matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis and, in most cases, vote the proxies in accordance with the Proxy Guidelines.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Proxy Guidelines. SIMC retains the authority to overrule the Service's recommendation in certain scenarios (as listed below) and instruct the Service to vote in a manner in variance with the Service's recommendation:

●	Requests by Sub-Advisers to Direct Proxy Votes. Sub-Advisers retained by SIMC to manage the Fund may contact SIMC with requests that SIMC direct a proxy vote in a particular solicitation which would differ from the Service's recommendation.

●	Recommendations by Engagement Vendor. In addition to retaining the Service, SIMC has also engaged a third party vendor to assist with engagement services (the "Engagement Service"). The Engagement Service strives to help investors manage reputational risk and increase corporate accountability through proactive, professional and constructive engagement. It does so by collaborating with investors, facilitating avenues of active ownership (including direct, constructive dialogue with companies) and assisting with shareholder resolutions and proxy voting decisions. As a result of this process, the Engagement Service will at times provide SIMC with proxy voting recommendations that may conflict with the Proxy Guidelines. Recommendations from the Engagement Service to potentially override the Service's recommendation are expected to be limited to companies with which the Engagement Service is engaged on SIMC's behalf, and limited to proxy matters that bear on the subject of the engagement with that issuer.

In all circumstances identified above, the Proxy Committee shall convene and adhere to the conflicts provisions of the Procedures. For any proposal where the Proxy Committee determines that SIMC does not have a material conflict of interest, the Proxy Committee may overrule the Service's recommendation if the Proxy Committee reasonably determines that doing so is in the best interest of the Client. For any proposal where the Proxy Committee determines that SIMC has a material conflict of interest, SIMC must vote in accordance with the Service's recommendation unless it has first fully disclosed to the Client holding the security at issue the nature of the conflict and obtained the Client's consent as to how SIMC will vote on the proposal. If the Proxy Committee decides to overrule the Service's recommendation, the Proxy Committee shall maintain a written record setting forth the basis of its decision.

In some circumstances, SIMC may determine it is in the best interest of its Client to abstain from voting certain proxies. These include (but are not necessarily limited to) the following circumstances:

●	Proxy Guidelines do not cover an issue;

●	The Service does not make a recommendation on the issue;

●	SIMC determines that the costs of voting exceed the expected benefits to the Client;

●	The accounts engage in securities lending;

●	The vote is subject to "share blocking," which requires investors who intend to vote to surrender the right to dispose of their shares until after the shareholder meeting, potentially creating liquidity issues; and

●	The Proxy Committee is unable to convene to determine whether the proposal would be in the Client's best interests.

With respect to proxies of an affiliated investment company or series thereof, SIMC will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., "echo vote" or "mirror vote").

With respect to proxies in foreign jurisdictions, certain countries or issuers may require SIMC to have a duly executed power of attorney in place with such country or issuer in order to vote a proxy. The Service may execute, on behalf of SIMC, power of attorney requirements in order to satisfy these requirements. Under circumstances where the issuer, not the jurisdiction, requires an issuer-specific, shareholder-specific or other limited power of attorney in order to vote a proxy, the Service will coordinate with SIMC in order to execute such power of attorney. In these instances, it may not be convenient or practicable to execute a power of attorney in sufficient time to vote proxies in that meeting, and SIMC may abstain from voting.

For each proxy, SIMC maintains all related records as required by applicable law. The Trust is required to file how all proxies were voted with respect to portfolio securities held by the Fund. The Client may obtain, without charge, a copy of SIMC's Procedures and Proxy Guidelines, or information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended March 31, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or on the SEC's website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 10, 2025, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Predecessor Fund. Persons who owned of record or beneficially more than 25% of the Predecessor Fund’s outstanding shares may be deemed to control the Predecessor Fund within the meaning of the 1940 Act. Shareholders controlling the Predecessor Fund could have the ability to vote a majority of the shares of the Predecessor Fund on any matter requiring the approval of shareholders of the Predecessor Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

Name and Address	Number of Shares	Percent of Fund/Class
Predecessor Fund - Class F Shares
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	15,865,227.510	93.86%
Predecessor Fund - Class Y Shares

SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	756,278.803	42.79%
SEI Asset Allocation Trust Moderate Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	373,905.185	21.16%
SEI Asset Allocation Trust Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	267,605.622	15.14%
SEI Asset Allocation Trust Core Market Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	135,955.121	7.69%

CODES OF ETHICS

The Trust, SIMC, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. Each code of ethics is available by contacting SIMC at the telephone number on the back cover of the Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

ANTI-MONEY LAUNDERING REQUIREMENTS

The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Portfolio Holdings Information

Each business day, prior to the opening of regular trading on the primary exchange, the Fund is required to prominently disclose, on its website (www.seic.com/asset-management/etfs), publicly available and free of charge, all holdings in the Fund’s portfolio that will form the basis for next calculation of NAV per share. The Fund has delegated the responsibility to post such holdings to SIMC.

Disclosure of Portfolio Holdings in Accordance with Regulatory Requirements.  At the end of each business day, the Fund’s portfolio holdings information is provided to the Fund’s custodian or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day. In addition, on each business day before commencement of trading in shares on the NASDAQ, the Fund will disclose on www.seic.com/asset-management/etfs the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV.

Disclosure of Portfolio Holdings to Certain Parties. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund. Specifically, certain employees of the Adviser, Distributor and Custodian are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals.

Portfolio holdings information may be provided to independent third-party fund reporting services (e.g., Lipper, Broadridge or Morningstar) for a legitimate business purpose, but will be delivered no earlier than the date such information is posted on the website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information.

Portfolio holdings information may also be provided for a legitimate business purpose at any time and as frequently as daily to the Fund's Trustees, SIMC, the Sub-Adviser, the Distributor, the Administrator and certain other service providers, as well as additional contractors and vendors that may include, but are not limited to: the custodian and sub-custodian, the transfer agent, attorneys, independent auditors, securities lending agents, tax filing and reclamation vendors, class-action monitoring and filing vendors, printing and filing vendors, proxy vendors and providers of portfolio monitoring and analytical tools. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by a confidentiality agreement, the provisions of the service provider's contract with the Trust, or by the nature of its relationship with the Trust, and such service providers will be prohibited from trading on the information.

Portfolio holdings of the Fund may also be provided to a prospective service provider for the Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund.

The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation of the Fund's policies and procedures by the CCO.

Neither the Fund, SIMC, the Sub-Adviser, nor any other service provider to the Fund may receive compensation or other consideration for providing portfolio holdings information.

Disclosure of Portfolio Holdings as Required by Applicable Law.  The Trust files a complete schedule of the Fund’s investments within 60 days after the end of each fiscal quarter pursuant to Form N-PORT or as part of Form N-CSR. These reports (i) are available on the SEC’s website at http://www.sec.gov and at

www.seic.com/fundprospectuses; and (ii) are available without charge, upon request, by calling a SIDCo. representative at 1-800-DIAL-SEI (toll free).

Investment Policies

The following investment limitations are fundamental policies of the Fund, which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term “majority of outstanding shares” means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Fund may:

1.	Borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
2.	Make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
3.	Purchase or sell commodities, commodities contracts and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
4.	Underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
5.	Purchase securities of an issuer, except if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund may not:

1.	Concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.
2.	Issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies of the Fund

The following limitations are non-fundamental policies of the Fund and, other than with respect to item 7 below, may be changed by the Board without a vote of shareholders.

The Fund may not:

1.	Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with applicable law or as otherwise contractually required.
2.	Purchase or hold illiquid investments, i.e., any investment that the fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investment, if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

3.	Purchase any securities that would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.
4.	Borrow money in an amount exceeding 331/3% of the value of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets), provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.
5.	Make loans if, as a result, more than 331/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.
6.	Invest in unmarketable interests in real estate limited partnerships or invest directly in real estate except as permitted by the 1940 Act. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).
7.	With respect to 75% of its assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The Fund may:

1.	Purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund. Under applicable federal securities laws, the diversification of a mutual fund's holdings is measured at the time a fund purchases a security. If the Fund holds securities that perform well on a relative basis, the value of those securities could appreciate such that the value of the Fund's securities that constitute more than 5% of the Fund's total assets, in the aggregate, might exceed 25% of the Fund's total assets. In these circumstances, the Adviser or applicable Sub-Adviser might determine that it is in the best interests of the Fund's shareholders not to reduce one or more of the Fund's holdings in securities that constitute more than 5% of the Fund's total assets. If the Adviser or Sub-Adviser makes such a determination, the Fund's holdings in such securities would continue to exceed 25% of the Fund's total assets, and the Fund would not purchase any additional shares of securities that constituted more than 5% of the Fund's total assets. The Fund would continue to qualify as a diversified fund under applicable federal securities laws. If more than 25% of the Fund's assets were invested, in the aggregate, in securities of issuers that individually represented more than 5% of the Fund's total assets, the Fund would be subject to the risk that its performance could be disproportionately affected by the performance of such securities.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). In accordance with Rule 18f-4 under the 1940 Act, when a fund engages in reverse repurchase agreements and similar financing transactions, the fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as "derivative transactions" and comply with Rule 18f-4 with respect to such transactions. Transactions that are treated as derivatives for purposes of Rule 18f-4, shall not be regarded as borrowings for the purposes of a fund's investment limitations.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although certain transactions are not treated as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Fund's Board.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Trustees and Officers of the Trust

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

The day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, a Sub-Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and therefore have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have adverse material effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and their service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., SIMC is responsible for the investment performance of the Fund and, along with the Board, is responsible for the oversight of the Fund’s Sub-Adviser, which, in turn, is responsible for the day-to-day management of a portion of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time SIMC presents to the Board information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, each Sub-Adviser and SIMC provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of SIMC and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Fund, and SIMC and the various Sub-Advisory Agreements between SIMC and the Sub-Adviser with respect to the Fund, the Board annually meets with SIMC and, at least every other year, meets with the Sub-Adviser to review such services. Among other things, the Board regularly considers the Sub-Adviser’s adherence to the Fund's investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust’s Chief Compliance Officer regularly reports to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report, any material changes to the policies and procedures since the date of the last report, any recommendations for material changes to the policies and procedures and any material compliance matters since the date of the last report.

The Board receives reports from Valuation Designee and the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Valuation Designee provides quarterly reports to the Board concerning investments for which market prices are not readily available or may be unreliable. The independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements annually, focusing on major areas of financial statement risk encountered by the Fund and noting any significant deficiencies or material weaknesses that were identified in the Fund’s internal controls. Additionally, in connection with its oversight function, the

Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their respective reviews of these reports and discussions with SIMC, the Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through SIMC, the Sub-Adviser and the Fund’s other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Trustees and Officers

The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

There are ten members of the Board, eight of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert A. Nesher, an interested person of the Trust, serves as Chairman of the Board. James M. Williams, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees.

In his role as lead independent Trustee, Mr. Williams, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust, the year in which the Trustee was elected, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. However, each Trustee who is not an interested person of the Trust must retire from the Board by the end of the calendar year in which the Trustee attains the age of 75 years. Current members of the

Board may, upon the unanimous vote of the Governance Committee and a majority vote of the full Board, continue to serve on the Board for a maximum of five successive one calendar year terms after attaining the age of 75 years. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees

ROBERT A. NESHER (Born: 1946)—Chairman of Board of Trustees* (since 2022) — President and Chief Executive Officer of the Trust since 2022. SEI employee since 1974; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP.  Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, and SEI Alternative Income Fund. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Winton Diversified Opportunities Fund from 2014 to 2018. Vice Chairman of The Advisors’ Inner Circle Fund III from 2014 to 2018. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, from 2007 to 2013.

DENNIS J. MCGONIGLE (Born: 1960)—Trustee* (since 2024)—Adviser to SEI Investments Company, Inc. since April 2024. Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust. Chief Financial Officer of SEI Investments Company, Inc. from 2002 to April 2024. Executive Vice President of SEI Investments Company, Inc. from 1996 to 2024. Business Manager and Product Manager of SEI Investments Company, Inc. from 1985 to 1998. Senior Auditor of Arthur Andersen and Company from 1982 to 1985.

* Messrs. Nesher and McGonigle are Trustees deemed to be “interested persons” (as that term is defined in the 1940 Act) of the Fund by virtue of their relationships with SEI.

There are currently 8 Funds in the Trust and 100 funds in the Fund Complex.

Independent Trustees

NINA LESAVOY (Born: 1957)—Trustee (since 2022)—Founder and Managing Director, Avec Capital (strategic fundraising firm), since April 2008. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, and SEI Alternative Income Fund. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Managing Director, Cue Capital (strategic fundraising firm) from March 2002 to March 2008.

JAMES M. WILLIAMS (Born: 1947)—Trustee (since 2022)— Retired since June 2024. Vice President and Chief Investment Officer of J. Paul Getty Trust, Non Profit Foundation for Visual Arts, from December 2002 to June 2024. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, and SEI Alternative Income Fund. Trustee/Director of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. President of Harbor Capital Advisors and Harbor Mutual Funds from 2000 to 2002. Manager of Pension Asset Management for Ford Motor Company from 1997 to 1999.

SUSAN C. COTE (Born: 1954)—Trustee (since 2022)— Retired since July 2015. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, and SEI Alternative Income Fund. Trustee of SEI Insurance Products Trust from 2015 to 2020. Treasurer and Chair of Finance of the Investment and Audit Committee of the New York Women’s Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee from 2009 to 2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006 to 2015. Partner of Ernst & Young LLP from 1997 to 2015. Americas Director of Asset Management of Ernst & Young LLP from 2006 to 2013. Employee of Prudential from 1983 to 1997.

JAMES B. TAYLOR (Born: 1950)—Trustee (since 2022)— Retired since December 2017. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust. Trustee of SEI Insurance Products Trust from 2018 to 2020. Chief Investment Officer, Georgia Tech Foundation from 2008 to 2017. Director, Assistant Vice President, and Chief Investment Officer, Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer for Southern Benefits Conference from 1998 to 2000.

CHRISTINE REYNOLDS (Born: 1958)—Trustee (since 2022)— Retired since December 2016. Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust. Trustee of SEI Insurance Products Trust from 2019 to 2020. Executive Vice President at Fidelity Investments from 2014 to 2016. President at Fidelity Pricing and Cash Management Services (“FPCMS”) and Chief Financial Officer of Fidelity Funds from 2008 to 2014. Chief Operating Officer of FPCMS from 2007 to 2008. President, Treasurer at Fidelity Funds from 2004 to 2007. Anti-Money Laundering Officer at Fidelity Funds in 2004. Executive Vice President at Fidelity Funds from 2002 to 2004. Audit Partner at PricewaterhouseCoopers from 1992 to 2002.

THOMAS MELENDEZ (Born: 1959)—Trustee (since 2022)— Retired since April 2019. Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust,

SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Catholic Values Trust and New Covenant Funds. Trustee of Boston Children's Hospital, The Partnership Inc. (non-profit organizations) and Brae Burn Country Club. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.

ELI POWELL NIEPOKY (Born: 1966)—Trustee (since 2024)—Treasurer of The Robert W. Woodruff Foundation since May 2021. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust. Vice President and Chief Investment Officer of Berman Capital Advisors from March 2018 to May 2021. Independent Consultant from January 2017 to February 2018. Principal and Chief Investment Officer of Diversified Trust Company from January 2003 to April 2015. Information Analyst and Director of Delta Air Lines from January 1990 to December 2002.

KIMBERLY WALKER (Born: 1958)—Trustee (since 2024)— General Partner at 1809 Capital since 2022. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust. Advisory Committee Member of NISA Investment Advisors since 2018. Chief Investment Officer of Washington University in St. Louis from 2006 to 2016. President of Qwest Asset Management Company from 1998 to 2006. Director of Equity Strategy for General Motors Corporation from 1994 to 1998.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund's shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Trustee of the SEI Funds Complex since 1989.

The Trust has concluded that Mr. McGonigle should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, his knowledge of the financial services industry, and the experience he gained serving as a director on various company boards.

The Trust has concluded that Ms. Lesavoy should serve as Trustee because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry, and the experience she has gained serving as Trustee of the SEI Funds Complex since 2003 and the various SEI Trusts’ Governance Chair since 2014.

The Trust has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company's pension assets, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the SEI Funds Complex since 2004.

The Trust has concluded that Ms. Cote should serve as Trustee because of her education, knowledge of financial services and investment management, and the experience she has gained as a partner at a major accounting firm, where she served as both the Global Asset Management Assurance Leader and the Americas Director of Asset Management, and other professional experience gained through her prior employment and directorships.

The Trust has concluded that Mr. Taylor should serve as Trustee because of his education, knowledge of financial services and investment management, and the experience he has gained as a Chief Investment Officer at an endowment of a large university, and other professional experience gained through his prior employment and leadership positions.

The Trust has concluded that Ms. Reynolds should serve as Trustee because of the experience she has gained in her various roles with Fidelity, which she joined in 2002, including Chief Financial Officer of Fidelity Funds, her experience as a partner of a major accounting firm, and her experience in and knowledge of the financial services industry.

The Trust has concluded that Mr. Melendez should serve as Trustee because of the experience he has gained as an executive and portfolio manager of an investment management firm, his experience in and knowledge of the financial services industry, and other professional experience gained through his prior employment and leadership positions.

The Trust has concluded that Ms. Niepoky should serve as Trustee because of her education, her knowledge of public and private markets gained through her institutional and private wealth management roles, and her other professional experience.

The Trust has concluded that Ms. Walker should serve as Trustee because of her extensive knowledge of institutional asset management, experience she gained serving as Chief Investment Officer of a large university, and other professional experience gained through her prior employment.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of, or reflect any conclusion that, the Board or any Trustee has any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees. The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor's compensation, the proposed scope and terms of its engagement and the firm's independence; (iii) pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; (vii)

considering, in consultation with the independent auditor and the Trust's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with the Trust's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and (ix) other audit related matters. In addition, the Audit Committee is responsible for the oversight of the Trust's compliance program. Messrs. Williams, Taylor and Melendez and Mses. Lesavoy, Cote, Reynolds, Niepoky and Walker currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary.

Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of “interested” (as that term is defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust's offices. Messrs. Williams, Taylor and Melendez and Mses. Lesavoy, Cote, Reynolds, Niepoky and Walker currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee meets periodically, as necessary.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Predecessor Fund and shares of funds in the Fund Complex as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934, as amended (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Predecessor Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*†
Interested
Mr. Nesher	None	Over $100,000
Mr. McGonigle^	None	Over $100,000
Independent
Ms. Lesavoy	None	Over $100,000
Mr. Williams	None	$50,001-$100,000
Ms. Cote	None	None
Mr. Taylor	None	Over $100,000
Ms. Reynolds	None	Over $100,000
Mr. Melendez	None	None
Ms. Niepoky^	None	None
Ms. Walker^	None	None

* Valuation date is December 31, 2024.

† The Fund Complex currently consists of 100 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI

Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

^  Mr. McGonigle and Mses. Niepoky and Walker became trustees for the Trust effective October 16, 2024.

Board Compensation. The Trust and the Fund Complex paid the following fees to the Trustees during its fiscal year ended March 31, 2024.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex*
Interested
Mr. Nesher	$0	$0	$0	$0
Mr. Doran^	$0	$0	$0	$0
Mr. McGonigle**	$0	$0	$0	$0
Independent
Ms. Lesavoy	$778	$0	$0	$347,500
Mr. Williams	$800	$0	$0	$357,500
Mr. Harris^^	$174	$0	$0	$240,000
Ms. Cote	$778	$0	$0	$347,500
Mr. Taylor	$723	$0	$0	$322,500
Ms. Reynolds	$723	$0	$0	$322,500
Mr. Melendez	$723	$0	$0	$322,500
Ms. Niepoky**	$0	$0	$0	$0
Ms. Walker**	$0	$0	$0	$0

^ Mr. William M. Doran retired from the Board of Trustees effective May 31, 2025, after having dutifully served on the SEI Funds’ Board since 1982. The Board is grateful to Mr. Doran for his devoted service and steadfast commitment to the Trust, the SEI Funds’ shareholders, and the Board.

^^ Mr. Hubert L. Harris retired from the Board of Trustees effective December 31, 2023, after having dutifully served on the SEI Funds' Board since 2008.

* The Fund Complex currently consists of 100 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

**  Mr. McGonigle and Mses. Niepoky and Walker became trustees for the Trust effective October 16, 2024.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and the principal occupations for the last five years of each of the persons currently serving as officers of the Trust. There is no stated term of office for officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers, except for Stephen Panner, the Chief Compliance Officer (“CCO”) of the Trust, receives compensation from the Trust for his or her services. The Trust’s CCO serves in the same capacity for the other SEI trusts included in the Fund Complex, and the Trust pays its pro rata share of the aggregate compensation payable to the CCO for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor, or until earlier resignation or removal.

ROBERT A. NESHER (Born: 1946)—President and Chief Executive Officer (since 2022)—See biographical information above under the heading “Interested Trustees.”

TIMOTHY D. BARTO (Born: 1968)—Vice President and Secretary (since 2022)—General Counsel and Secretary of SIMC since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC since 1999. Vice President and Secretary of SEI Institutional Transfer Agent, Inc. from 2009 to 2024. Vice President of the Administrator from 1999 to 2024.

GLENN KURDZIEL (Born: 1974)—Controller and Chief Financial Officer (since 2023)—Controller and Chief Financial Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, and SEI Alternative Income Fund since August 2023. Assistant Controller of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust from 2017 to 2023. Assistant Controller of SEI Exchange Traded Funds from 2022 to 2023. Senior Manager of Funds Accounting of SEI Investments Global Funds Services from 2005 to 2023.

STEPHEN F. PANNER (Born: 1970)—Chief Compliance Officer (since 2022)—Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Structured Credit Fund LP, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, The Advisors' Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Chief Compliance Officer of SEI Alternative Income Fund since 2023. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

STEPHEN G. MACRAE (Born: 1967)—Vice President (since 2022)—Director of Global Investment Product Management, January 2004 to present. Vice President of SEI Insurance Products Trust from 2013 to 2020.

DAVID F. MCCANN (Born: 1976)—Vice President and Assistant Secretary (since 2022)—General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. from 2020 to 2023. Vice President and Assistant Secretary of SIMC since 2008. Vice President and Assistant Secretary of SEI Insurance Products Trust from 2013 to 2020. Attorney at Drinker Biddle & Reath, LLP (law firm) from May 2005 to October 2008.

KATHERINE MASON (Born: 1979)—Vice President and Assistant Secretary (since 2022)—Consulting Attorney at Hirtle, Callaghan & Co. (investment company) from October 2021 to June 2022. Attorney at Stradley Ronon Stevens & Young, LLP (law firm) from September 2007 to July 2012.

BRIDGET E. SUDALL (Born: 1980)—Anti-Money Laundering Compliance Officer and Privacy Officer (since April 2024 and previously from November 2022 to June 2023)— Chief Compliance Officer of SEI Operations since 2018. Senior Associate and AML Officer at Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead at Morgan Stanley Alternative Investment Partners from July 2007 to April 2011.

Investment Advisory Services

Investment Adviser. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. As of March 31, 2025, SIMC had approximately $199.28 billion in assets under management.

Manager of Managers Structure. SIMC is the investment adviser to the Fund and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board, to hire, retain or terminate sub-advisers for the Fund without submitting the sub-advisory agreements to a vote of the Fund's shareholders. Among other things, the exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under all such sub-advisory agreements. The Fund will notify shareholders in the event of any addition or change in the identity of their sub-advisers

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Fund's assets to the Sub-Adviser, monitors and evaluates the Sub-Adviser's performance and oversees Sub-Adviser compliance with the Fund's investment objectives, policies and restrictions. SIMC has the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Adviser and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Fund and directly manages a portion of the Fund's assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Board, one or more Sub-Adviser are generally responsible for the day-to-day investment management of all or a discrete portion of the assets of the Fund. The Sub-Adviser also is responsible for managing their employees who provide services to the Fund.

Each Investment Advisory Agreement sets forth a standard of care, pursuant to which the Adviser or Sub-Adviser, as applicable, is responsible for performing services to the Fund, and also includes liability and indemnification provisions. In addition, certain of the Sub-Advisory Agreements provide that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or "interested persons" of any party thereto, cast in-person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to SIMC or the Fund's Sub-Adviser(s), as applicable, or by SIMC or the Fund's Sub-Adviser(s), as applicable, on 90 days' written notice to the Trust.

In accordance with a separate exemptive order that the Trust and SIMC have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

Advisory and Sub-Advisory Fees. SIMC has entered into an Investment Advisory Agreement with the Fund. Pursuant to the Investment Advisory Agreement, SIMC has agreed to pay all Fund expenses, except for the fees paid to SIMC for advisory services, interest expenses, dividend and other expenses on securities sold short, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions (including brokerage commissions), acquired fund fees and expenses, fees and expenses of the Board of Trustees, litigation expenses and any extraordinary expenses. The Adviser, in turn, compensates the Sub-Adviser from the management fee it receives.

The Fund's Management Fee is calculated daily and paid monthly at the following annual rate based on the average daily net assets of the Fund:

Contractual Management Fee (%) (annual rate)
SEI Liquid Alternative ETF	0.80%

The Fund's advisory agreement details the Management Fee and other expenses that such Fund must pay.

The aggregate sub-advisory fees paid by SIMC for the Predecessor Fund’s fiscal year ended September 30, 2024 for the Predecessor Fund are set forth below as a percentage of the average daily net assets of the Fund.

	Contractual Management Fee (%) (annual rate)	Aggregate Sub-Advisory Fees Paid (%)
Predecessor Fund	0.50%	0.45%

SIMC pays the Sub-Adviser a fee out of its advisory fee. Sub-Advisory fees are based on a percentage of the average daily net assets managed by the Sub-Adviser. For the Predecessor Fund’s fiscal years ended September 30, 2023 and 2024, the following tables show: (i) the contractual advisory fees that SIMC was entitled to receive from the Predecessor Fund; (ii) the dollar amount of SIMC's contractual and voluntary fee waivers; (iii) the dollar amount of fees paid to the Sub-Adviser by SIMC; and (iv) the dollar amount of the fees retained by SIMC.

For the Predecessor Fund’s fiscal year ended September 30, 2024:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub- Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Predecessor Fund	$654	$52	$594	$8

For the Predecessor Fund’s fiscal year ended September 30, 2023:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub- Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Predecessor Fund^	$14	$1	$13	$0

^ Commenced operations on June 30, 2023.

The Sub-Adviser.

DYNAMIC BETA INVESTMENTS, LLC—Dynamic Beta Investments, LLC ("DBi") serves as the Sub-Adviser to a portion of the assets of the Fund. DBi is an SEC-registered investment advisory firm formed in 2012, and iM Square Holding 4, LLC owns a minority interest in DBi.

Portfolio Management.

SIMC

Compensation. SIMC compensates the portfolio manager for its management of the Fund. The portfolio manager’s compensation consists of a fixed annual salary, plus a discretionary annual bonus determined generally as follows.

With respect to the bonus, twenty percent of the portfolio manager’s compensation is tied to the corporate performance of SEI (SIMC’s ultimate parent company), as measured by the earnings per share earned for a particular year. This is set at the discretion of SEI and not SIMC.

The remaining percentage is based upon the Fund’s performance (pre-tax) versus its respective benchmark over a one and three year period.

Ownership of Fund Shares. As of December 31, 2024, the portfolio manager did not beneficially own shares of the Predecessor Fund.

Other Accounts. As of December 31, 2024, in addition to the Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Radoslav Koitchev	0	$ 0	1	$1,097.99	0	$0

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio manager’s management of other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day management of the Fund’s investments. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund.

While the portfolio manager’s management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that are reasonably designed to manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio manager knows the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of the other accounts and to the possible detriment of the Fund. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the Fund. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio manager receives, or expect to receive, greater compensation from their management of the other accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is SIMC's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

DBi

Compensation. SIMC pays DBi a fee based on the assets under management of the Fund as set forth in an investment sub-advisory agreement between DBi and SIMC. The Co-Portfolio managers receive a base salary from DBi but are not eligible for any discretionary or nondiscretionary bonus. As indirect owners of DBi, they receive shareholder distributions based on the overall profitability of the Firm. The following information relates to the period ended March 31, 2025.

Ownership of Fund Shares. As of March 31, 2025, DBi’s portfolio managers did not beneficially own any shares of the Predecessor Fund.

Other Accounts. As of March 31, 2025, in addition to the Predecessor Fund, DBi's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Andrew Beer	3	$1,458	6	$1,529	1	$24.4
Mathias Mamou-Mani	3	$1,458	6	$1,529	1	$24.4

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of registered investment companies, other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day management of the Fund's investments. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund.

While the portfolio managers' management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that reasonably manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day oversight of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Fund. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' oversight of the Fund and the other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the Fund. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is SIMC's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given their investment objectives and related restrictions.

Other Service Providers

Administrator. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC, a wholly-owned subsidiary of SEI Investments Company (“SEI”), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Fees. For its administrative services to the Predecessor Fund, the Administrator received a fee, which is calculated based upon the average daily net assets of the Fund and paid monthly by the Trust. The following table shows: (i) the dollar amount of fees paid to the Administrator by the Fund; and (ii) the dollar amount of the Administrator’s voluntary fee waivers and or/reimbursements for the Predecessor Fund’s fiscal years ended September 30, 2023 and 2024:

	Administration Fees Paid (000)		Administration Fees Waived (000)
	2023	2024	2023	2024

Predecessor Fund^	$8	$393	$8	$26

^ Commenced operations on June 30, 2023.

Custodian and Transfer Agent. Brown Brother Harriman & Co. located 50 Post Office Square, Boston, MA 02110, serves as custodian (the “Custodian”) and transfer agent (the “Transfer Agent”) for the Trust. The Custodian maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services. The Custodian is required, upon the order of the Trust, to deliver securities held by it, in its capacity as custodian, and to make payments for securities purchased by the Trust for the Fund.

The Transfer Agent authorizes and issues shares of beneficial interest and as dividend disbursing agent of the Trust.

Distributor. SEI Investments Distribution Co. (the “Distributor”) serves as the Fund's distributor. The Distributor, a wholly owned subsidiary of SEI, has its principal business address at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement. The Distributor serves as the Fund's Distributor pursuant to a distribution agreement (the “Distribution Agreement”) with the Trust. The Distribution Agreement shall be reviewed and ratified at least annually by: (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities of the Trust; and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval. The terms “vote of a majority of the outstanding voting securities” and “interested persons” shall have the respective meanings specified in the 1940 Act. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to the Fund on not less than 60 days’ notice by the Trust's Trustees, by vote of a majority of the outstanding shares of the Fund or by the Distributor.

Determination of Net Asset Value

The per share NAV of the Fund is computed by dividing the total value of the Fund’s portfolio, less any liabilities, by the total number of outstanding shares of the Fund. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open. Additional information on how NAV is determined is set forth in the Prospectus.

Brokerage Transactions

Although much of the Fund’s investment exposure will be effected through the creation and redemption process, SIMC will also effect portfolio trades for the ETFs from time to time. It is expected that the Fund will execute a substantial portion of their brokerage or other agency transactions (i.e., portfolio transactions, not creation and redemption transactions) through the Distributor, a registered broker-dealer acting as introducing broker, for a commission, in conformity with the 1940 Act, the 1934 Act and rules of the SEC. An unaffiliated third-party broker selected by SIMC provides execution and clearing services with respect to such trades, and is compensated for such services out of the commission paid to the Distributor on the trades. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting fund transactions for the Fund on an exchange. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” In addition, the Fund may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer’s payment of certain of the Fund’s expenses. The Trustees, including those who are not “interested persons” (as defined under the 1940 Act) of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Subject to policies established by the Board, SIMC is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. When effecting portfolio trades, SIMC seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Although SIMC generally seeks reasonable trade execution costs, the Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. SIMC does not currently have any “soft dollar” relationships in place with any broker-dealer firms and does not pay for investment research with client brokerage commissions. Brokers with which SIMC trades may provide proprietary research materials or technology to SIMC, which can represent a conflict of interest with respect to SIMC’s selection of brokers to effect portfolio trades.

In selecting brokers or dealers to execute portfolio transactions, SIMC has an obligation to obtain best execution for the Fund and may take into account a variety of factors including, but not limited to: (i) the execution capabilities the transactions require; (ii) electronic routing capabilities to underlying brokers; (iii) the ability and willingness of the broker-dealer or bank to facilitate the accounts’ portfolio transactions by participating for its own account; (iv) the importance to the account of speed, efficiency, and confidentiality; (v) the apparent familiarity of the broker-dealer or bank with sources from or to whom particular securities might be purchased or sold; (vi) the reputation and perceived soundness of the broker-dealer or bank; and (vii) other matters relevant to the selection of a broker-dealer or bank for portfolio transactions for any account. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances. Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions. Subject to SIMC’s duty of best execution as set forth above, the Fund can effect portfolio transactions, including in connection with creation or redemption orders, through broker-dealers that are Authorized Participants and/or market makers of the Fund.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide SIMC with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. Although the Fund is not expected to invest in fixed income securities as part of their principal investment strategies, if the Fund engages in such a transaction it would typically engage with a dealer or directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which SIMC, the Sub-Adviser, the Custodian or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.

Any purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

SIMC will frequently be in the position of buying or selling the same securities for more than one client account at the same time. SIMC has adopted an allocation policy that seeks to ensure that investment opportunities are allocated fairly and equitably among SIMC’s client accounts over time. In addition to considering the investment objectives and restrictions of the applicable accounts, SIMC may consider a variety of other factors in making investment allocations. These factors include, but are not limited to: (i) tax considerations of an account; (ii) risk or investment concentration parameters for an account; (iii) supply or demand for a security at a given price level; (iv) size of available investment; (v) cash availability and liquidity requirements for accounts; (vi) regulatory restrictions; (vii) minimum investment size of an account; (viii) relative size of account; and (ix) such other appropriate factors. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to SIMC; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to SIMC or to induce future services or benefits to be rendered to SIMC; or (v) to manage or equalize investment performance among different client accounts. SIMC and their other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Fund may invest.

Because different accounts may have differing investment objectives and policies, SIMC may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, SIMC may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of SIMC or their other Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by SIMC on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other SIMC clients that still hold the security.

SIMC is permitted to aggregate or “batch” orders placed at the same time for the accounts of two or more clients if it is in the best interests of its clients. By batching trade orders, SIMC seeks to obtain more favorable executions and net prices for the combined order, and ensure that no participating client is favored over any other client. Typically, SIMC will affect block orders for the purchase and sale for the same security for client accounts to facilitate best execution and to reduce transaction costs. When an aggregated order is filled in its entirety, each participating client account generally will receive the block price obtained on all such purchases or sales with respect to such order. The portfolio manager for each account must determine that the purchase or sale of the particular security involved is appropriate for the client and consistent with the client’s investment objectives and with any investment guidelines or restrictions applicable to the client’s account. The portfolio manager for each account must reasonably believe that the block trading will benefit, and will enable SIMC to seek best execution for each client participating in the block order. This requires a reasonable good faith judgment at the time the order is placed for execution.

For the Predecessor Fund’s fiscal years ended September 30, 2023 and 2024, the Predecessor Fund paid the following brokerage fees:

	Total $ Amount of Brokerage Commissions Paid (000)		Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)		% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
	2023	2024	2023	2024	2024	2024
Predecessor Fund^	$2	$—	$—	$—	0%	0%

^  Commenced operations on June 30, 2023.

Brokerage with Fund Affiliates. It is expected that the Fund may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the 1934 Act and rules, or any orders of the SEC. These provisions require that commissions paid to the Distributor by the Trust for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” In addition, the Fund may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with payment of the Fund’s expenses by such broker-dealers. The Trustees, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations or any orders of the SEC.

For the fiscal year ended September 30, 2024, the Predecessor Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

The portfolio turnover rate for the Predecessor Fund for the Predecessor Fund’s fiscal years ended September 30, 2023 and 2024 was as follows:

	Turnover Rate
Fund	2023	2024
Predecessor Fund^	0%	0%

^ Commenced operations on June 30, 2023.

The Fund is required to identify any securities of its "regular broker dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. For the Predecessor Fund’s fiscal year ended September 30, 2024, the Predecessor Fund did not hold any securities of its regular brokers or dealers.

Additional Information Concerning the Trust

Distribution of Shares. In connection with the Fund’s launch, the Fund was seeded through the sale of one or more Creation Units by the Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of the Fund or the Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for the Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.

Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivative transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.

Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.

Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.

Neither the Target Fund nor the Acquiring Fund adopted a distribution plan under Rule 12b-1 under the 1940 Act.

Distribution Expenses Incurred by Adviser. Shares of the Fund are traded in the secondary market, but are also sold through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (“Financial Advisors”) who provide their clients with advice and services in connection with their investments in the SEI Funds. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools, and other investment information and services to assist the Financial Advisor in providing advice to investors. SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Fund and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Fund. In certain cases, SIMC may make payments to Financial Advisors or their employer in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of their past profits or other available resources, and are not charged to the Fund. Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the firm’s associated Financial Advisors and their customers, placing the Fund on the firm’s preferred or recommended fund list, granting the Distributor access to the firm’s associated Financial Advisors, providing assistance in training and educating the firm’s personnel, allowing sponsorship of seminars or informational meetings, and furnishing marketing support and other specified services. These payments may be based on the average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI Funds attributable to that broker-dealer, a negotiated lump sum payment, or other appropriate compensation for services rendered. Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans. The payments discussed above may be significant to the financial institutions receiving them, and may create an incentive for the financial institutions or their representatives to recommend or offer shares of the SEI Funds to their customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of its past profits or other available resources. Although the Fund may use broker-dealers that sell Fund shares to effect transactions for the Fund’s portfolios, the Fund and SIMC will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

Creation and Redemption of Creation Units

General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund’s NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange or the bond markets close earlier than normal, the Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of the Fund that constitutes a Creation Unit for the Fund and the approximate value of such Creation Unit as of the date of this SAI:

	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S. $)
SEI Liquid Alternative ETF	25,000	$625,000

In its discretion, the Trust reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. The Fund is open for business any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, the Exchange closes early on the following days: the day before Independence Day, the day after Thanksgiving and Christmas Eve.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit.” The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the NASDAQ (currently, 9:30 AM, Eastern time), the list of the names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number or par value of the Deposit Securities may be changed from time to time by the Adviser or a Sub-Adviser with a view to the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the

Deposit Securities also may change in response to portfolio adjustments, interest payments and corporate action events.

The Trust may require the substitution of an amount of cash (i.e., a “cash-in-lieu” amount) to replace any Deposit Security of the Fund that is a TBA transaction or an interest in a mortgage pass-through security. The amount of cash contributed will be equivalent to the price of the TBA transaction or mortgage pass-through security interest listed as a Deposit Security. A transaction fee may be charged on the cash amount contributed in lieu of the TBA transaction or mortgage pass-through security.

The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit. The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery; (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by the Fund; or (vi) in certain other situations.

Cash Purchase Method. Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A member or participant of a clearing agency registered with the SEC which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units is referred to as an “Authorized Participant.”

Role of the Authorized Participant. Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.

Placement of Creation Orders. Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the Custodian or a sub-custodian (a “Central Depository Account”). Any portion of the Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or a sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the second business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Transfer Agent through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Transfer Agent generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.

Purchase Orders. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify SIMC and the Custodian/Transfer Agent of such order. The Custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of the Fund before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Fund to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. The Fund’s deadline ‘specified above for the submission of purchase orders is referred to as the Fund’s “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund’s Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Units. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of the Distributor and SIMC) to reject any order until acceptance, as set forth below.

Once the Fund has accepted an order, upon the next determination of the NAV of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the right to reject or revoke for any legally permissible reason a creation order transmitted to it by the Distributor or its agent, for example, if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (v) circumstances outside the control of the Fund, the Distributor or its agent and SIMC make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, the Custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When a sub-custodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and SIMC shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+1 basis” (i.e., one Business Day after trade date). The Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law.

To the extent contemplated by an Authorized Participant Agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for the Fund. Such collateral must be delivered no later than the time specified by the Fund or its Custodian on the contractual settlement date. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the

Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

Costs Associated with Creation Transactions. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. If a purchase consists solely or partially of cash, the Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown below) to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s standard creation transaction fees and maximum variable transaction fees (as described above):

Fund	Standard Cash Transaction Fee	Standard In-Kind Transaction Fee	Maximum Variable Transaction Fee*
SEI Liquid Alternative ETF	$250	N/A – Cash Only	4 bps

* As a percentage of the net asset value per Creation Unit.

Redemption of Creation Units. Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently, 9:30 AM, Eastern time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

The Fund generally redeems Creation Units for Fund Securities (as defined below). Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.

The designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the NAV of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of the Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of the Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of the Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when the Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as the Fund Security. Notwithstanding the foregoing, the Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security of the Fund that is a TBA transaction or mortgage pass-through security. In such cases, a transaction fee may be charged on the cash amount paid in lieu of the TBA transaction or mortgage pass through security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units. The Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket.

Cash Redemption Method. Although the Trust does not generally permit partial or full cash redemptions of Creation Units of its funds, when partial or full cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs Associated with Redemption Transactions. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown below) to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to its account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s standard redemption transaction fees and maximum variable transaction fees (as described above):

Fund	Standard Cash Transaction Fee	Standard In-Kind Transaction Fee	Maximum Variable Transaction Fee*
SEI Liquid Alternative ETF	$250	N/A – Cash Only	4 bps

* As a percentage of the net asset value per Creation Unit.

Placement of Redemption Orders. Redemption requests for Creation Units of the Fund must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund’s transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Fund’s transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.

Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Custodian/Transfer Agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Deliveries of redemption proceeds by the Fund are generally made within one Business Day (i.e., “T+1”). The Fund reserves the right to settle redemption transactions on a basis other than T+1, if necessary or appropriate under the circumstances and compliant with applicable law. If the Fund includes a foreign investment in its basket, and if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants prevents timely delivery of the foreign investment in response to a redemption request, the Fund may delay delivery of the foreign investment more than seven days if the Fund delivers the foreign investment as soon as practicable, but in no event later than 15 days. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+1 because of the occurrence of a holiday in a non-U.S. market or in the U.S. bond market that is not a holiday observed in the U.S. equity market.

To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to the time specified by the Fund or its Custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by the Fund or its Custodian on the Business Day after the date of submission of such redemption request and shall be held by the Custodian and marked-to-market daily. The fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.

Because the portfolio securities of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Custom Baskets. Creation and Redemption baskets may differ and the Fund will accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, consistent with Rule 6c-11 under the 1940 Act. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of SIMC who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used for the Fund and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. SIMC has established a governance process to oversee basket compliance for the Fund, as set forth in the Fund’s policies and procedures.

In connection with the construction and acceptance of custom baskets, SIMC may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a custom basket are consistent with the Fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the Fund and/or Authorized Participant(s), as applicable; (3) whether the custom basket increases the liquidity of the Fund’s portfolio, noting that a custom basket may not be accepted which adversely affects the liquidity position of the Fund’s portfolio when other custom basket options exist; (4) whether and to what extent to include cash in the custom basket; (5) whether the use of custom baskets may reduce costs, increase (tax) efficiency and improve trading in Fund shares; and (6) with respect to index-based strategies, whether the securities, assets and other positions aid the Fund to track its underlying index. The policies and procedures apply different criteria to different types of custom baskets in order to mitigate against potential overreaching by an Authorized Participant, although there is no guarantee that such policies and procedures will be effective.

Taxes

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.

Regulated Investment Company Qualifications. The Fund intends to qualify for and to elect treatment as a separate regulated investment company ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains), computed without regard to the dividends paid deduction, and at least 90% of its net tax-exempt interest income for such year, if any, and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives at least 90% of its income from interest, dividends, capital gains and other traditionally permitted RIC income) (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships (the “Asset Test”).

If the Fund fails to satisfy the Qualifying Income Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate income tax rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, they must pay out their earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund may decide to retain a portion of its income or gains if the Fund determines that doing so is in the interest of its shareholders. The Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, they must pay out their earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Net Capital Loss Carryforwards. Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses.

In the event that the Fund was to experience an ownership change as defined under the Code, the loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax but can make no assurances that such tax will be completely eliminated. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Taxation of U.S. Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Funs during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Long-term capital gains are eligible for taxation at a maximum rate of 20% for non-corporate shareholders.

Subject to certain limitations and requirements, dividends reported by the Fund as qualified dividend income will be taxable to non-corporate shareholders at rates of up to 20%. In general, dividends may be reported by the Fund as qualified dividend income if they are paid from dividends received by the Fund on common and preferred stock of U.S. companies or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Fund with respect to the dividend-paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT. The Fund’s investment strategies may significantly limit its ability to make distributions eligible to be treated as qualified dividend income.

The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to Fund shareholders. If the Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s investment strategies may significantly limit its ability to make distributions eligible for the dividends received deduction.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

Sales, Exchanges or Redemptions of Shares. Upon the sale of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option, or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. IRS, however, may assert that an Authorized Participant may not be permitted to currently deduct losses realized upon an exchange of securities for Creation Units under the rules governing “wash sales” (for an Authorized Participant which does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the circumstances. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year and were held as capital assets in the hands of the exchanging Authorized Participant. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Any capital loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

Backup Withholding. In certain cases, the Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income.” This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (including capital gain distributions and capital gains realized on the sale of shares of the Fund or the redemption of Creation Units), among other categories of income, are generally taken into account in computing a shareholder’s net investment income.

Taxation of Complex Securities. The Fund’s transactions in complex securities, including zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, may be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, intends to make the appropriate tax elections and intends to make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so and which may result in a taxable gain or loss.

The Fund may invest in U.S. REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

U.S. REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “Section 199A Dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A Section 199A Dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning

45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as Section 199A Dividends as are eligible but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

In addition, certain of the Fund’s commodity-related investments, when made directly, may not produce qualifying income to the Fund. To the extent the Fund invests in such investments directly, the Fund intends to seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Certain Foreign Currency Tax Issues. The Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes. Accordingly, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

Tax Shelter Reporting Regulations. If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

Properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a U.S. withholding tax at a 30% rate is imposed on dividends for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S.

to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The Fund will not pay any additional amounts in respect to any amounts withheld.

Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Delaware if they qualify as RICs for federal income tax purposes.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. income and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. income and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Independent Registered Public Accounting Firm

KPMG LLP, located at 1735 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trust’s independent registered public accounting firm.

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission

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occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), Moody's assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to met any purchase price payment obligation resulting from optional tenders ("on demand") and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, Moody's typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

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VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

• The nature and provisions of the financial obligation, and the promise S&P imputes; and

• The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

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AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

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A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

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Fitch’s credit ratings relating to issuers are forward looking opinions on the relative ability of an entity or obligation to meet financial commitments. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used are indications of the likelihood of repayment in accordance with the terms of the issuance.

Fitch's credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms "investment grade" and "speculative grade" are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative grade categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its webpage.

Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an index).

Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

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CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

7

Part C

Item 15.	Indemnification

See Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, dated May 11, 2022, which is herein incorporated by reference to Exhibit (1), and Section 8 of the Registrant’s Amended and Restated By-Laws, dated January 13, 2022, which are herein incorporated by reference to Exhibit (2).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issues.

Item 16. Exhibits

Exhibit No.	Exhibit
(1)	Registrant's Amended and Restated Agreement and Declaration of Trust, dated May 11, 2022, is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed on Form N-1A filed on May 13, 2022.
(2)	Registrant's By-Laws, dated January 13, 2022, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-1A filed on February 4, 2022.
(3)	Not Applicable.
(4)	Form of Agreement and Plan of Reorganization is attached as Exhibit A to the Prospectus/Information Statement contained in this Registration Statement.
(5)	See Article III and Article V of the Agreement and Declaration of Trust, which has been incorporated by reference in Exhibit (1) to this Registration Statement.
(6)(a)	Investment Advisory Agreement between the Registrant and SEI Investments Management Corporation (“SIMC”), dated March 30, 2022, is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on Form N-1A filed on May 4, 2022.
(6)(b)	Amended Schedules A and B, as last revised June 1, 2025, to the Investment Advisory Agreement between the Registrant and SIMC, dated March 30, 2022 is filed herewith.
(6)(c)	Investment Sub-Advisory Agreement, dated August 1, 2024, between SIMC and Aikya Investment Management Limited with respect to the SEI Select Emerging Markets Equity ETF, is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement filed on Form N-1A filed on July 29, 2024.
(6)(d)	Investment Sub-Advisory Agreement, dated October 1, 2024, between SIMC and Brown Advisory LLC with respect to the SEI Select International Equity ETF, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement filed on Form N-1A filed on April 15, 2025.
(6)(e)	Investment Sub-Advisory Agreement, dated June 1, 2025, between SIMC and Dynamic Beta Investments LLC with respect to the SEI Liquid Alternative ETF is filed herewith.
(6)(f)	Investment Sub-Advisory Agreement, dated August 1, 2024, between SIMC and Easterly Investment Partners LLC with respect to the SEI Select Small Cap ETF, is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement filed on Form N-1A filed on July 29, 2024.
(6)(g)	Investment Sub-Advisory Agreement, dated August 1, 2024, between SIMC and Geneva Capital Management LLC with respect to the SEI Select Small Cap ETF, is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement filed on Form N-1A filed on July 29, 2024.
(6)(h)	Investment Sub-Advisory Agreement, dated August 1, 2024, between SIMC and JOHCM (USA) Inc. with respect to the SEI Select Emerging Markets Equity ETF, is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement filed on Form N-1A filed on July 29, 2024.
(6)(i)	Investment Sub-Advisory Agreement, dated October 1, 2024, between SIMC and Pzena Investment Management, LLC with respect to the SEI Select International Equity ETF, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement filed on Form N-1A filed on April 15, 2025.
(6)(j)	Investment Sub-Advisory Agreement, dated August 1, 2024, between SIMC and Robeco Institutional Asset Management US Inc. with respect to the SEI Select Emerging Markets

Equity ETF, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement filed on Form N-1A filed on April 15, 2025.
(7)(a)	Distribution Agreement between the Registrant and SEI Investments Distribution Co. (“SIDCo.”), dated March 30, 2022, is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on Form N-1A filed on May 4, 2022.
(7)(b)	Amended Schedule A, as last revised June 1, 2025, to the Distribution Agreement between the Registrant and SIDCo., dated March 30, 2022 is filed herewith.
(7)(c)	Form of Authorized Participant Agreement among the Registrant, SIDCo., Brown Brothers Harriman & Co. and authorized participants is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement filed on Form N-1A filed on July 28, 2023.
(8)	Not Applicable.
(9)(a)	Custodian and Transfer Agent Agreement between Registrant and Brown Brothers Harriman & Co., dated March 30, 2022, is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on Form N-1A filed on May 4, 2022.
(9)(b)	Amendment, dated September 1, 2024, to the Custodian and Transfer Agent Agreement between Registrant and Brown Brothers Harriman & Co., dated March 30, 2022, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement filed on Form N-1A filed on April 15, 2025.
(10)	Not Applicable.
(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP regarding legality of issuance of shares and other matters is filed herewith.
(12)	Form of Opinion of Morgan, Lewis & Bockius LLP regarding tax matters is filed herewith.
(13)(a)	Amended and Restated Administration Agreement between the Registrant and SEI Global Funds Services (“SIGFS”), dated May 13, 2022, is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed on Form N-1A filed on May 13, 2022.
(13)(b)	Amended Schedule I, dated June 1, 2025, to the Amended and Restated Administration Agreement between the Registrant and SEI Global Funds Services (“SIGFS”), dated May 13, 2022, is filed herewith.
(14)(a)	Consent of Morgan, Lewis & Bockius LLP is filed herewith.
(14)(b)	Consent of KPMG LLP is filed herewith.
(15)	Not Applicable.
(16)(a)	Powers of Attorney for Mses. Nina Lesavoy, Susan C. Cote, Christine Reynolds, Eli Powell Niepoky, and Kimberly Walker and Messrs. Dennis McGonigle, James M. Williams, James B. Taylor, and Thomas Melendez are filed herewith.
(16)(b)	Power of Attorney for Mr. Glenn Kurdziel is filed herewith.
(17)	Resolution adopted by the Board of Trustees of the Trust on May 7, 2025 is filed herewith.
(18)	Not Applicable.

Item 17. Undertakings

(1)  The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (the “Securities Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)  The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant hereby undertakes to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement on Form N-14, filed pursuant to Rule 488 under the Securities Act of 1933, to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 25th day of June, 2025.

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SEI EXCHANGE TRADED FUNDS
By:	/S/ ROBERT A. NESHER
Robert A. Nesher
Trustee, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

	*	Trustee	June 25, 2025
Dennis McGonigle
	*	Trustee	June 25, 2025
Nina Lesavoy
	*	Trustee	June 25, 2025
James M. Williams
	*	Trustee	June 25, 2025
Susan C. Cote
	*	Trustee	June 25, 2025
James B. Taylor
	*	Trustee	June 25, 2025
Christine Reynolds
	*	Trustee	June 25, 2025
Thomas Melendez
	*	Trustee	June 25, 2025
Eli Powell Niepoky
	*	Trustee	June 25, 2025
Kimberly Walker

	/S/ ROBERT A. NESHER	Trustee, President & Chief Executive Officer	June 25, 2025
Robert A. Nesher

	*	Controller & Chief Financial Officer	June 25, 2025
Glenn R. Kurdziel

*By:	/S/ ROBERT A. NESHER
Robert A. Nesher
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.

(6)(b)	Amended Schedules A and B, as last revised June 1, 2025, to the Investment Advisory Agreement between the Registrant and SIMC, dated March 30, 2022.
(6)(e)	Investment Sub-Advisory Agreement, dated June 1, 2025, between SIMC and Dynamic Beta Investments LLC with respect to the SEI Liquid Alternative ETF.
(7)(b)	Amended Schedule A, as last revised June 1, 2025, to the Distribution Agreement between the Registrant and SIDCo., dated March 30, 2022.
(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP regarding legality of issuance of shares and other matters.
(12)	Form of Opinion of Morgan, Lewis & Bockius LLP regarding tax matters.
(13)(b)	Amended Schedule I, dated June 1, 2025, to the Amended and Restated Administration Agreement between the Registrant and SEI Global Funds Services (“SIGFS”), dated May 13, 2022.
(14)(a)	Consent of Morgan, Lewis & Bockius LLP.
(14)(b)	Consent of KPMG LLP.
(16)(a)	Powers of Attorney for Mses. Nina Lesavoy, Susan C. Cote, Christine Reynolds, Eli Powell Niepoky, and Kimberly Walker and Messrs. Dennis McGonigle, James M. Williams, James B. Taylor, and Thomas Melendez.
(16)(b)	Power of Attorney for Mr. Glenn Kurdziel.
(17)	Resolution adopted by the Board of Trustees of the Trust on May 7, 2025.